GE Funds

GE FUNDS ANNUAL REPORT

September 30, 1997


--------------------------------------------------------------------------------
                            UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------

President's Letter                                                         1

Review of Performance and Schedules of Investments

   Portfolio managers discuss your Funds and what we invested in and why

   International Funds                                                     3
    o GE International Equity Fund
    o GE Global Equity Fund

   GE Premier Growth Equity Fund                                           12

   GE U.S. Equity Fund                                                     15

   GE Mid-Cap Growth Fund                                                  20

   GE Value Equity Fund                                                    24

   GE Strategic Investment Fund                                            29

   GE Tax-Exempt Fund                                                      37

   Fixed Income Funds                                                      43
    o GE Fixed Income Fund
    o GE Government Securities Fund
    o GE Short-Term Government Fund
    o GE Money Market Fund

   Notes to Performance                                                    58

   Notes to Schedules of Investments                                       59

Financial Statements                                                       60
   Financial Highlights, Statements of Assets and
   Liabilities, Operations, and Changes in Net Assets

Notes                                                                      80
   Notes to the Financial Statements

Report of Independent Accountants                                          88

Tax Information                                                            89

GE Funds Investment Team                                                   90

Shareholder Inquiries                                        Inside Back Cover

   How you can obtain more information



                              Highly Rated GE Funds


                                 BY MORNINGSTAR

                             Through September 30, 1997




                                    [GRAPHIC]
                                    4 STARS

                           Overall and 3 year Ratings

                                        Funds                Number of Funds
Fund/Class                            Peer Group              in Peer Group
--------------------------------------------------------------------------------


GE GLOBAL EQUITY - C & D             International Equity          601


GE US EQUITY - A, B C & D
GE VALUE EQUITY - A & B              Domestic Equity             2,143


GE SHORT-TERM GOV'T. - D             Taxable Bond                1,309

--------------------------------------------------------------------------------


Morningstar is an independent fund ranking company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return.

Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1997. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 90-day T-bill returns. Ten percent of the funds in a rating category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

The GE Funds ratings above are based on three years of performance history. No class of GE Funds has either a five or ten year performance history with the exception of class B of GE Government Securities Fund which has five and ten year performance history. Star ratings for the classes of shares not shown above were lower than those shown. Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

                                                     A LETTER FROM THE PRESIDENT


DEAR SHAREHOLDER:

We are pleased to provide you with the GE Funds 1997 annual report. Before discussing performance and a review of the market, we would like to share a recent development within the GE Funds.

On September 26, 1997, GE Funds acquired the assets of the Investors Trust Funds. As a result of this acquisition, three new funds were added to our fund family: GE Mid-Cap Growth, GE Value Equity and GE Government Securities. This acquisition has increased the amount of assets in GE Funds from $1 billion to more than $1.5 billion. More important, it gives you, our valued shareholder, an even greater level of investment flexibility in seeking your financial goals.



[PHOTO]

Michael J. Cosgrove



Additionally, in our ongoing effort to provide the highest level of superior service, we strengthened our shareholder services operations by enhancing certain features (please refer to the inside back cover for details). As always, we will continue to search for new ways to ensure the investment experience through GE Funds is the most convenient in the industry.

Performance Highlights

The GE Family of Funds generated solid performance for investors in 1997. Despite some periodic market volatility, all of our equity funds achieved double-digit average annual returns for both the applicable one year and three year periods ended September 30, 1997 while the GE Premier Growth Equity Fund achieved a double digit return since its inception. The majority of our fund classes, excluding loads, outperformed the average returns of their peers on a one year and three year basis as measured at September 30, 1997 by Lipper Analytical Services, an independent mutual fund rating service. The Lipper Analytical Services average returns for all fund categories and complete details on each fund's performance, including reductions for the effect of loads, can be found on the various fund performance profiles contained in this annual report. You will also notice in this report that many of our funds have received favorable star ratings from Morningstar, an independent fund ranking company which analyzes risk-adjusted performance. Refer to the inside front cover to see our highly rated Morningstar funds.

Market Review

The financial markets recorded solid performance over the twelve months ended September 30, 1997. The main reason was a generally good economic environment. For much of the period, corporate earnings were strong, inflation was subdued and interest rates remained low. Mutual fund inflows, a major engine behind the stock market advances in the U.S. and abroad, also contributed to the general uptrend in equity prices. The market was not without some problems. Federal Reserve chairman Alan Greenspan's now famous "irrational exuberance" speech last December temporarily pushed down stock prices. Additionally, fears of higher wage inflation following the settlement of the UPS strike in August caused market jitters. But stocks rebounded from both setbacks and ended the twelve-month period with the major market indices hovering near record levels.

The bond market, both taxable and non-taxable, performed well in late 1996 when interest rates fell on a series of lower-than-expected economic reports, but in early 1997, the market drifted lower as rates rose due to signs the economy was picking up steam. Then, on March 25, 1997 the Federal Reserve did something it hadn't done in more than two years. It raised short-term interest rates in a preemptive strike against inflation. From there, however, except for a brief upturn in rates in August, the bond market fared well, bolstered by economic reports confirming robust growth and modest inflation.

Most European markets enjoyed solid performance, as companies benefitted from the corporate restructuring taking place on the Continent. Japan's economy continued to be mired in a slump, though signs of a rebound appeared early in 1997. We continue to believe European stocks offer good upside potential. Economic conditions remain relatively sound and valuations are still attractive. Our outlook for Japan is not as optimistic. However, if the Japanese economy begins to show a sustained turnaround, that opinion could change.

Market Outlook

Near-term, we are concerned over the currency turmoil in southeast Asia and its potential impact on both U.S. and international markets. Longer-term, we remain positive on both domestic and non-U.S. securities due to generally favorable economic and market conditions.

We appreciate your investment in the GEFunds. As always, we remain committed to providing the highest level of quality research and money management expertise in helping you seek your investment goals.



/s/ Michael J. Cosgrove

Michael J. Cosgrove


Mike Cosgrove is responsible for the marketing, product development and sales of the GEFunds.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as its Vice President and Treasurer and later as the Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

                                                          GE INTERNATIONAL FUNDS

Q&A

Ralph Layman manages the international equity operation with total assets of almost $10 billion. He is responsible for managing the GE International Equity Fund and shares portfolio management responsibility for the GE Global Equity Fund with Michael J. Solecki. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Director of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust, and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.

Michael J. Solecki is Co-Portfolio Manager of the GE Global Equity Fund and has served the Fund in that capacity since September 1997.


[PHOTO]

Ralph Layman & Michael J. Solecki

Mike has more than eight years of investment experience and has held positions with GE Investments since 1990. He is currently a Vice President of GE Investments. Mike is a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. He holds a B.S. in Finance from Western New England College.

Q. How did the GE International Equity and Global Equity Funds' benchmarks and Lipper peers perform for the one-year period ended September 30, 1997?

A. The GE International Equity Fund's benchmark, the MSCI EAFE, was up 12.17%. Our Lipper peer group of 422 International Stock funds posted an average return of 18.4% for the same period. The GE Global Equity Fund's benchmark, MSCI World Index, returned 24.11%. Our Lipper peer group of 198 funds returned an average of 23.3% for the same period. To see how your class of shares in the above funds performed compared to their benchmarks, please refer to page 4 for the GE International Equity Fund and page 8 for the GE Global Equity Fund.

Q. What drove each fund's performance?

A. The GE International Equity Fund had good exposure to stocks in Europe that benefitted from the restructuring taking place on the Continent. We were underweighted in Japan, which underperformed the global market. Additionally, most of the stocks that the fund owned in Japan performed relatively well during this period. These include Honda, Sony, and Rohm, among others. Late in the period, currency devaluations in southeast Asia put pressure on the prices of some of our holdings in that region. For the GE Global Equity Fund, we were underweighted in the U.S. and overweighted in Europe, where valuations were more attractive. This strategy detracted from our perform-ance as U.S. stocks outperformed most European markets as well as Japan.

Q. Which investments stand out?

A. The GE International Equity Fund enjoyed strong performance from Coflexip, a France-based oil services company, Telebras, Brazil's largest telecom company, NTT Data, a Japanese computer equipment and consulting company, and Merita, a Finnish bank. Additionally the Global Equity Fund enjoyed good performance from Citicorp and Travelers. Citicorp is one of the few banking franchises in the world that has done a good job of executing a global expansion strategy. Travelers benefitted from a couple of acquisitions that increased the company's market share in the financial services industry.

Q. What is your outlook for the funds and how have you positioned them going forward?

A. Generally, the outlook for established international markets is positive, which should bode well for both GE International Equity and GE Global Equity funds. We continue to have a favorable outlook for Europe. Growth prospects and interest rate conditions are generally good. The Continent appears to be on target to achieve economic union by January 1, 1999. Select areas in Asia also look good, particularly well-capitalized banks. Devaluations of currencies in south-east Asia may pose a short-term problem for stocks in the region but should eventually lead to increased investment there. Low inflation, good corporate profits and a healthy economy have served as a strong foundation for the U.S. market, but we remain concerned over the level of valuations relative to growth rates. For this reason, in the GE Global Equity Fund, we expect to maintain an underweighting in the U.S. until valuations become more attractive.

                        GE INTERNATIONAL EQUITY FUND


================================================================================
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1997
================================================================================


  Total S.A. (Class B)             2.81%
--------------------------------------------------------------------------------
  Novartis AG (Regd.)              2.71%
--------------------------------------------------------------------------------
  Canon Inc.                       2.33%
--------------------------------------------------------------------------------
  Siebe PLC                        2.32%
--------------------------------------------------------------------------------
  Sony Corp.                       2.21%
--------------------------------------------------------------------------------
  Telecom Italia Mobile SPA        2.10%
--------------------------------------------------------------------------------
  Railtrack Group PLC              2.09%
--------------------------------------------------------------------------------
  ABB AG                           1.95%
--------------------------------------------------------------------------------
  HSBC Holdings PLC (Regd.)        1.92%
--------------------------------------------------------------------------------
  Mannesmann AG                    1.78%
--------------------------------------------------------------------------------


                          INVESTMENT PROFILE

        A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.


                         * LIPPER PERFORMANCE COMPARISON
                         International Stock Peer Group
       Based on average annual total returns for the periods ended 9/30/97

                                           One                Three
                                           Year               Year
  Number of funds
  in peer group:                            422                239

  Peer group
  average
  total return:                            18.4%              10.1%

  Lipper categories in peer group:
    International, Canadian, International Small Cap

  *See Notes to Performance for explanation of peer categories


                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.



              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE          THREE            SINCE
                                YEAR           YEAR        INCEPTION

GE Int'l Equity               18.41%         11.42%            9.85%

GE Int'l Equity w/load        11.61%          9.24%            8.05%
(maximum load-5.75%)

MSCI EAFE                     12.17%          8.83%            7.53%

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE          THREE            SINCE
                                YEAR           YEAR        INCEPTION

GE Int'l Equity                17.86%         10.85%           9.28%

GE Int'l Equity w/load         13.86%         10.31%           9.05%
maximum load                     4.0%           2.0%            1.0%

MSCI EAFE                      12.17%          8.83%           7.53%

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE          THREE            SINCE
                                YEAR           YEAR        INCEPTION

GE Int'l Equity               18.79%         11.69%           10.09%

MSCI EAFE                     12.17%          8.83%            7.53%

--------------------------------------------------------------------------------

                                 CLASS D SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE          THREE            SINCE
                                YEAR           YEAR        INCEPTION

GE Int'l Equity               19.16%         12.06%           10.46%

MSCI EAFE                     12.17%          8.83%            7.53%

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                          GE INTERNATIONAL EQUITY FUND

                                   [GRAPHIC]
                                   PIE CHART

                          GE INTERNATIONAL EQUITY FUND

                          Europe              64.2%
                          Other Regions        7.9%
                          Japan               14.0%
                          Pacific Rim          9.8%
                          Cash & Other         4.1%





                                          Number
                                       of Shares                  Value
--------------------------------------------------------------------------------
Common Stock -- 95.9%
--------------------------------------------------------------------------------

Australia -- 2.7%

Brambles Industries Ltd.                   78,348           $ 1,635,206
Burns, Philp & Co. Ltd.                   612,217               453,328
Coca Cola Amatil Ltd.                      53,607               574,751
                                                              2,663,285

Austria -- 2.2%

OMV AG                                      3,850               574,304
VA Technologie AG                           7,278             1,560,303
                                                              2,134,607

Brazil -- 2.7%

Telecomunicacoes Brasileiras S.A. -
   Telehras ADR                             3,115               401,056
Telecomunicacoes de Sao Paulo S.A.
   (Pfd. receipts)                        157,370                47,979(a)
Telecomunicacoes de Sao Paulo S.A.
   (Pfd. shares)                        4,133,946             1,260,353
Uniao de Banco Brasileiro S.A. GDR         25,083               918,665(a)
                                                              2,628,053

Canada -- 0.8%

Bombardier Inc. (Class B)                  39,509               800,443

Denmark -- 1.2%

Den Danske Bank                            11,002             1,198,482

Finland -- 1.5%

Merita Ltd. (Series A)                    209,286               992,842
Pohjola Insurance Group (Series B)          4,688               167,462
Sampo Insurance Co. Ltd.                    2,656               286,134
Valmet Corp.                                1,088                17,787
                                                              1,464,225

                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

[GRAPHIC] France -- 13.4%

Alcatel Alsthom                                  7,339      $     976,034
AXA-UAP                                         18,387          1,233,517
Cap Gemini S.A                                  14,875            965,315
Carrefour S.A                                    2,005          1,249,439
Coflexip S.A. ADR                               20,471          1,151,494
Lyonnaise Des Eaux S.A                           9,421          1,051,251
Michelin CGDE (Regd.) (Class B)                 10,419            591,844
Renault S.A                                     30,995            918,986
Schneider S.A                                   20,644          1,303,157
Total S.A. (Class B)                            24,320          2,783,458
Usinor Sacilor                                  30,761            621,686
Valeo S.A                                        5,681            373,074
                                                               13,219,255

[GRAPHIC] Germany -- 8.4%

BASF AG                                         17,990            649,573
Daimler-Benz AG                                 10,908            900,074
Fresenius Medical Care AG                        3,420            234,297
Fresenius Medical Care AG
   (Pfd. shares)                                 5,957            332,078
Gehe AG                                         11,410            616,041
Mannesmann AG                                    3,692          1,759,339
SGL Carbon AG                                   10,222          1,501,236
Siemens AG                                      22,074          1,491,005
Veba AG                                         13,855            809,603
                                                                8,293,246

Greece -- 0.5%

Alpha Credit Bank (Regd.)                        6,381            468,669

Hong Kong -- 4.9%

Cheung Kong (Holdings) Ltd.                     93,000          1,045,619
China Resources Development                     84,000            351,719
Giordano International Ltd.                    665,000            429,698
HSBC Holdings PLC (Regd.)                       56,726          1,898,686
Johnson Electric Holdings                      131,900            359,665
Lai Sun Development Co. Ltd.                   217,000            197,706
Lai Sun Hotels International Ltd.               21,876              1,103(a)
New World Development Co. Ltd.                  72,586            439,005
Television Broadcasts Ltd.                      40,000            141,639
                                                                4,864,840

India -- 0.2%

BSES Ltd. GDR                                    6,760            136,890
Tata Engineering & Locomotive Co.
   Ltd                                           4,078             37,721
                                                                  174,611

Indonesia -- 0.7%

PT Astra International Inc.                    680,000            614,893
PT Mulia Industrindo                           532,500            101,159
                                                                  716,052

Israel -- 2.1%

ECI Telecommunications Ltd.                     47,115          1,525,348
Teva Pharmaceutical Industries Ltd.
   ADR                                          10,091            562,573
                                                                2,087,921

----------
See Notes to Schedule of Investments and Financial Statements

                        GE INTERNATIONAL EQUITY FUND


                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

Italy -- 4.6%

Credito Italiano                                 346,458       $    935,516
Edison SPA                                        83,235            447,964
ENI SPA (Regd.)                                   58,033            365,448
Gucci Group N.V. ADR                               3,850            180,469
Industrie Natuzzi SPA ADR                          8,164            193,385
Istituto Bancario San Paolo di Torino             48,032            380,661
Telecom Italia Mobile SPA                        523,835          2,078,770
                                                                  4,582,213

[GRAPHIC] Japan -- 14.0%

Canon Inc.                                        79,000          2,311,014
Credit Saison Co. Ltd.                            64,085          1,741,931
DDI Corp.                                            217          1,089,765
Honda Motor Co.                                   46,000          1,604,873
Murata Manufacturing Co. Ltd.                      9,000            389,326
NEC Corp.                                         41,000            499,461
NTT Data Corp.                                        32          1,450,568
Rohm Co.                                          11,000          1,294,439
Sony Corp.                                        23,200          2,191,763
Sumitomo Realty & Development                     51,000            403,621
Sumitomo Sitix Corp.                              14,000            270,324
Suzuki Motor Corp.                                62,000            596,006
                                                                 13,843,091

Mexico -- 1.3%

Gruma S.A. de C.V. (Series B)                     61,458            291,074
Grupo Carso S.A. de C.V. ADR                      44,158            691,073
Grupo Financiero Bancomer S.A
   ADR (Series C)                                 25,129            339,241(a,b)
                                                                  1,321,388

Netherlands -- 3.1%

IHC Caland N.V                                    19,799          1,248,442
ING Groep N.V                                     35,391          1,625,251
PolyGram N.V                                       2,606            150,968
                                                                  3,024,661

Norway -- 0.0%

Saga Petroleum (Series A)                          1,377             29,064

Panama -- 0.8%

Panamerican Beverages Inc. (Class A)              21,416            836,562

Peru -- 1.0%

Telefonica del Peru S.A. ADR
   (Class B)                                      43,027          1,016,513

Philippines -- 0.7%

Metro Bank & Trust Co.                            22,700            202,326
San Miguel Corp.                                 315,198            507,058
                                                                    709,384



                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

Portugal -- 1.5%

Banco Comercial Portugues
   (Pfd. shares)                                 1,541      $    115,575
Banco Comercial Portugues (Regd.)               44,201           933,443
Banco Comercial Portugues ADR                   17,278           364,998
EDP - Electricidade de Portugal S.A              3,155            54,179
                                                               1,468,195

Singapore -- 0.2%

DBS Land Ltd.                                   72,960           177,451

South Africa -- 1.3%

Barlow Ltd.                                     29,791           340,386
Dimension Data Holdings Ltd.                   174,717           731,034
Iscor Ltd.                                     311,102           198,256
                                                               1,269,676

South Korea -- 0.4%

Kookmin Bank                                     9,418           113,386
Kookmin Bank GDR                                 1,601            20,413(b)
Korea Electric Power Corp.                      11,130           246,928
                                                                 380,727

Spain -- 2.0%

Banco Santander S.A. (Regd.)                    23,468           768,798
Repsol S.A                                      28,109         1,214,598
                                                               1,983,396

Sweden -- 3.0%

Autoliv Inc. SDR                                34,244         1,453,263
Electrolux AB (Series B)                         7,388           577,408
Investor AB (Series B)                           3,569           190,974
Kinnevik AB (Series B)                           5,980           133,590
Modern Times MTG Group AB
   (Series B)                                    5,980            46,894(a)
NetCom Systems AB (Series B)                    17,754           269,089(a)
Telefonaktiebolaget LM Ericson
   (Series B)                                    5,769           277,140
                                                               2,948,358

[GRAPHIC] Switzerland -- 9.0%

ABB AG                                           1,308         1,926,386
Holderbank Financiere Glarus AG                    477           452,599
Nestle S.A. (Regd.)                                657           915,210
Novartis AG (Regd.)                              1,748         2,680,171
Roche Holdings AG                                   95           842,616
Schw Rueckversicher (Regd.)                        516           773,787
Zurich Versicherungsgesellschaft
   (Regd.)                                       3,100         1,349,216
                                                               8,939,985



----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

Thailand -- 0.0%

Banpu Public Company Ltd.                       1,900         $    19,471

[GRAPHIC] United Kingdom -- 11.7%

Airtours PLC                                  100,882           1,714,565
Bass PLC                                       13,716             184,898
Billiton PLC                                  241,369             934,098(a)
Cordiant PLC                                  169,544             328,068
Granada Group PLC                             104,965           1,479,298
LucasVarity PLC                               189,037             711,760
Medeva PLC                                    253,410             858,110
Railtrack Group PLC                           142,665           2,065,365
Reed International PLC                        123,252           1,047,380
Siebe PLC                                     114,362           2,299,579
                                                               11,623,121
Total Investments in Securities
  (Cost $76,690,813)                                           94,886,945

--------------------------------------------------------------------------------
Short-Term Investments -- 2.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $2,720,445)                         2,720,445         2,720,445
Other Assets and Liabilities,
   net 1.4%                                                    1,367,916
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $98,975,306
================================================================================


[GRAPHIC] ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE GE
          INTERNATIONAL EQUITY FUND AT SEPTEMBER 30, 1997.


----------
See Notes to Schedule of Investments and Financial Statements

                              GE GLOBAL EQUITY FUND

================================================================================
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1997
================================================================================

                AirTouch Comm. Inc.              2.32%
--------------------------------------------------------------------------------
                Novartis AG (Regd.)              2.08%
--------------------------------------------------------------------------------
                Siebe PLC                        2.02%
--------------------------------------------------------------------------------
                Total S.A. (Class B)             2.00%
--------------------------------------------------------------------------------
                First Data Corp.                 1.89%
--------------------------------------------------------------------------------
                Telecom Italia Mobile SPA        1.86%
--------------------------------------------------------------------------------
                Harman Int. Ind. Inc.            1.81%
--------------------------------------------------------------------------------
                Canon Inc.                       1.80%
--------------------------------------------------------------------------------
                ING Groep N.V.                   1.76%
--------------------------------------------------------------------------------
                Sampo Insurance Co. Ltd.         1.70%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
        A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities
                              of global companies.


                         * LIPPER PERFORMANCE COMPARISON
                             Global Stock Peer Group
       Based on average annual total returns for the periods ended 9/30/97

                                          One              Three
                                         Year              Year
  Number of funds
  in peer group:                          198               125

  Peer group
  average
  total return:                         23.3%             15.6%

  Lipper categories
  in peer group:                       Global, Global Small Cap

  *See Notes to Performance for explanation of peer categories


                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                  ONE         THREE               SINCE
                                 YEAR          YEAR           INCEPTION

GE Global Equity               18.51%        12.19%              10.53%

GE Global Equity w/load        11.70%         9.99%               8.80%
(maximum load-5.75%)

MSCI World                     24.11%        17.30%              15.35%

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE          THREE               SINCE
                                YEAR           YEAR           INCEPTION

GE Global Equity              17.92%         11.62%              10.73%

GE Global Equity w/load       13.92%         11.08%              10.55%
maximum load                    4.0%           2.0%                1.0%

MSCI World                    24.11%         17.30%              15.35%

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE          THREE               SINCE
                                YEAR           YEAR           INCEPTION

GE Global Equity               18.82%        12.48%              14.35%

MSCI World                     24.11%        17.30%              16.79%

--------------------------------------------------------------------------------

                                 CLASS D SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE          THREE               SINCE
                                YEAR           YEAR           INCEPTION

GE Global Equity              19.14%         12.77%              13.25%

MSCI World                    24.11%         17.30%              16.42%

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                              GE GLOBAL EQUITY FUND

                                   [GRAPHIC]
                                   PIE CHART

                             GE GLOBAL EQUITY FUND

                         Cash & Other           2.5%
                         Europe                50.0%
                         United States         23.9%
                         Other Regions          8.6%
                         Japan                  8.7%
                         Pacific Rim            6.3%


                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

Common Stock -- 97.5%
--------------------------------------------------------------------------------

Australia -- 0.8%

Burns, Philp & Co. Ltd.                       287,386        $  212,801
Coca Cola Amatil Ltd.                          27,826           298,338
                                                                511,139

Austria -- 1.3%

OMV AG                                          2,115           315,494
VA Technologie AG                               2,192           469,935
                                                                785,429

Brazil -- 2.6%

Telecomunicacoes Brasileiras S.A. -
   Telehras ADR                                 2,037           262,264
Telecomunicacoes de Sao Paulo S.A
   (Pfd. receipts)                            102,145            31,142(a)
Telecomunicacoes de Sao Paulo S.A
   (Pfd. shares)                            2,470,221           753,118
Uniao de Banco Brasileiro S.A. GDR             13,992           512,457(a)
                                                              1,558,981

Canada -- 1.1%

Bombardier Inc. (Class B)                      17,299           350,474
Renaissance Energy Ltd.                        12,228           305,246(a)
                                                                655,720

Croatia -- 0.1%

Pliva D D GDR (Regd.)                           4,044            82,295


Finland -- 2.9%

Merita Ltd. (Series A)                        140,275           665,457
Sampo Insurance Co. Ltd.                        9,500         1,023,446
Valmet Corp.                                    3,751            61,324
                                                              1,750,227

                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

[GRAPHIC] France -- 9.2%

AXA-UAP                                           8,787      $    589,488
Cap Gemini S.A                                    4,454           289,043
Carrefour S.A                                       907           565,208
Coflexip S.A. ADR                                16,932           952,425
Lyonnaise Des Eaux S.A                            2,920           325,831
Michelin CGDE (Regd.) (Class B)                   7,099           403,254
Renault S.A                                      18,055           535,321
Schneider S.A                                    10,147           640,532
Total S.A. (Class B)                             10,529         1,205,058
                                                                5,506,160

Germany -- 5.7%

Daimler-Benz AG                                  11,731           967,984
Fresenius Medical Care AG                         2,760           189,082
Fresenius Medical Care AG
   (Pfd. shares)                                  3,842           214,175
Gehe AG                                           1,819            98,210
Mannesmann AG                                     1,955           931,611
Siemens AG                                        8,724           589,269
Veba AG                                           7,858           459,175
                                                                3,449,506

Greece -- 0.6%

Alpha Credit Bank (Regd.)                         4,515           331,628


Hong Kong -- 3.7%

Cheung Kong (Holdings) Ltd.                      66,000           742,052
Giordano International Ltd.                     382,000           246,834
HSBC Holdings PLC (Regd.)                        26,329           881,263
Johnson Electric Holdings                        63,600           173,425
New World Development Co. Ltd.                   28,000           169,346
                                                                2,212,920

Indonesia -- 1.0%

PT Astra International Inc.                     428,000           387,021
PT Mulia Industrindo                            306,000            58,131
PT Steady Safe                                  330,943           128,253
                                                                  573,405

Israel -- 1.9%

ECI Telecommunications Ltd.                      19,933           645,331
Tecnomatix Technologies Ltd.                      4,718           180,463(a)
Teva Pharmaceutical Industries Ltd.
   ADR                                            5,716           318,667
                                                                1,144,461

Italy -- 4.8%

Credito Italiano                                193,678           522,975
Edison SPA                                       37,893           203,937
ENI SPA (Regd.)                                  35,190           221,600
Industrie Natuzzi SPA ADR                        24,632           583,471
Istituto Bancario San Paolo di Torino            29,672           235,155
Telecom Italia Mobile SPA                       282,067         1,119,346
                                                                2,886,484


----------
See Notes to Schedule of Investments and Financial Statements

                               GE GLOBAL EQUITY FUND


                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

[GRAPHIC] Japan -- 8.7%

Canon Inc.                                       37,000         $1,082,373
Credit Saison Co. Ltd.                           24,825            674,783
DDI Corp.                                           118            592,591
Honda Motor Co.                                  19,000            662,882
NEC Corp.                                        16,000            194,912
NTT Data Corp.                                       16            725,284
Sony Corp.                                       10,300            973,067
Sumitomo Sitix Corp.                             10,000            193,089
Suzuki Motor Corp.                               17,000            163,421
                                                                 5,262,402

Mexico -- 1.5%

Gruma S.A. de C.V. (Series B)                    36,215            171,520
Grupo Carso S.A. de C.V. ADR                      5,721             89,534
Grupo Carso S.A. de C.V
   (Series A)                                    31,216            249,889
Grupo Financiero Bancomer S.A
   ADR (Series C)                                29,978            404,703(a,b)
                                                                   915,646

Netherlands -- 3.3%

IHC Caland N.V                                    3,598            226,875
ING Groep N.V                                    23,089          1,060,310
Ispat International N.V. (Regd.)
   (Class A)                                     22,000            629,750(a)
PolyGram N.V                                        777             45,012
                                                                 1,961,947

Norway -- 0.6%

Petroleum Geo Services                            3,803            256,591
Saga Petroleum (Series A)                         5,006            105,659
                                                                   362,250

Panama -- 1.9%

Banco Latinoamericano de
   Exportaciones S.A. (Class E)                   8,824            394,874
Panamerican Beverages Inc. (Class A)             19,040            743,750
                                                                 1,138,624

Peru -- 1.0%

Telefonica del Peru S.A. ADR
   (Class B)                                     25,944            612,927


Philippines -- 0.6%

Pilipino Telephone Corp.                        282,900             73,800(a)
San Miguel Corp.                                194,580            313,020
                                                                   386,820

Portugal -- 1.2%

Banco Comercial Portugues (Regd.)                14,990            316,561
Sonae Investimentos                               6,480            256,189
Telecel-Comunicacoes
   Pessoais S.A                                   1,509            122,438(a)
                                                                   695,188

                                             Number
                                          of Shares             Value
--------------------------------------------------------------------------------


South Africa -- 0.5%

Dimension Data Holdings Ltd.                 73,201         $  306,280
Iscor Ltd.                                   24,364             15,527
                                                               321,807

South Korea -- 0.2%

Kookmin Bank                                  7,144             86,009
Kookmin Bank GDR                              1,368             17,442(b)
                                                               103,451

Spain -- 1.6%

Banco Santander S.A. (Regd.)                 11,484            376,209
Repsol S.A                                   14,229            614,839
                                                               991,048

Sweden -- 1.4%

Autoliv Inc. SDR                             20,162            855,639


[GRAPHIC] Switzerland -- 6.2%

ABB AG                                          677            997,067
Novartis AG (Regd.)                             818          1,254,222
Roche Holdings AG                                26            230,611
Schw Rueckversicher (Regd.)                     166            248,931
Tag Heuer International S.A                   3,312            444,059
Zurich Versicherungsgesellschaft
   (Regd.)                                    1,250            544,039
                                                             3,718,929

[GRAPHIC] United Kingdom -- 9.2%

Airtours PLC                                 31,585            536,811
Billiton PLC                                143,500            555,345(a)
Bodycote International PLC                   14,141            221,183
Granada Group PLC                            57,027            803,696
Johnson Matthey PLC                          26,042            284,081
LucasVarity PLC                             162,880            613,274
Medeva PLC                                  132,637            449,142
Railtrack Group PLC                          21,077            305,132
Reed International PLC                       29,582            251,384
Siebe PLC                                    60,375          1,214,013
Stagecoach Holdings PLC                      24,664            272,429
                                                             5,506,490

[GRAPHIC] United States -- 23.9%

Airgas Inc. Rts                              30,592            518,152(a)
AirTouch Communications Inc.                 39,386          1,395,741(a)
AlliedSignal Inc.                            21,088            896,240
Avery Dennison Corp.                          8,198            327,920
Citicorp                                      6,319            846,351
Ecolab Inc.                                  13,298            645,784
Electronic Data Systems Corp.                17,561            623,415
First Data Corp.                             30,263          1,136,754
Harman International
   Industries Inc.                           21,731          1,087,908
Home Depot Inc.                              11,178            582,653
Intel Corp.                                   7,008            646,926
Morgan Stanley, Dean Witter,
   Discover & Co.                             5,659            305,940


----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997




                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

Motorola Inc.                                  10,574      $     760,006
Scherer (R.P.) Corp.                           14,095            873,009(a)
Sears Roebuck & Co.                            15,526            884,012
Sensormatic Electronics Corp.                  56,481            797,794
Thermo Electron Corp.                          14,072            562,880(a)
Travelers Group Inc.                            8,846            603,740
UCAR International Inc.                        11,372            543,013(a)
Zebra Technologies Corp. (Class A)              9,509            339,947(a)
                                                              14,378,185
Total Investments in Securities
  (Cost $49,865,094)                                          58,659,708

--------------------------------------------------------------------------------
Short-Term Investments -- 1.9%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $1,134,417)                         1,134,417         1,134,417
Other Assets and Liabilities,
   net 0.6%                                                      369,029
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                           $60,163,154
================================================================================


[GRAPHIC] ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE GE GLOBAL
          EQUITY FUND AT SEPTEMBER 30, 1997.

----------
See Notes to Schedule of Investments and Financial Statements

                       GE PREMIER GROWTH EQUITY FUND

Q&A


David Carlson manages pension and mutual fund portfolios with total assets of over $5 billion. Dave joined GE in 1980 on the GE Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.



Q. How did the GE Premier Growth Equity Fund's industry benchmark and Lipper peers perform since its inception (12/31/96) through September 30, 1997?

A. During this period, the Standard & Poor's 500 Composite Index advanced 29.60%, while our Lipper peer group of 852 Growth funds posted an average return of 26.6%. To see how your class of shares in the GE Premier Growth Equity Fund performed compared to the aforementioned benchmarks, please refer to the following page.

Q. Despite the fund's favorable investment results, why did its performance trail that of the Standard & Poor's 500 Composite Index?

A. Certain stocks fell short of our expectations. Considering that the fund currently owns only 35 stocks, the underperformance of one stock can have a meaningful impact on the performance of the fund, just as the overperformance of one stock can add significantly to the investment results. Certainly, a concentrated list of names implies greater volatility in the short term. However, we believe that by focusing on the "premier" companies in their respective industries, the above-average growth of these companies will drive superior performance over the long term.

Q.   How do you select stocks for the fund?

A. We focus primarily on companies that meet specific criteria: they are leaders in their respective industries in terms of market share; they have an average annual growth rate of 15% or better; and they consistently generate free cash flow (the amount of money available to a company after all expenses have been paid). Additionally, the companies represented in the fund are financially strong and have a shareholder-oriented management. Given this focus on industry leaders, most of the holdings are high-quality, large capitalization companies.

     Since quality investments in this market environment do not come cheaply, valuation measures of most of the stocks in the fund (e.g. price-earnings ratio, price-to-book ratio, etc.) are slightly higher than that of the S&P 500 Composite Index. However, we are less concerned with relative valuations than long-term growth potential because we intend to own investments for several years.

Q.   What is your outlook for the fund?

A. Investor concerns over higher inflation and a possible interest-rate increase by the Federal Reserve may cause periodic market volatility in the coming months. However, the three main components of the bull market remain in place: a sound economy, good corporate earnings and low inflation. In this environment, we believe high-quality, large-cap companies whose earnings growth rates are higher than the market, as represented by the S&P 500 Composite Index, will continue to produce superior investment results.




[PHOTO]
David Carlson

                                                   GE PREMIER GROWTH EQUITY FUND


================================================================================
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1997
================================================================================

                    Schlumberger Ltd.                  3.28%
--------------------------------------------------------------------------------
                    Automatic Data Processing Inc.     3.12%
--------------------------------------------------------------------------------
                    CUC International Inc.             3.12%
--------------------------------------------------------------------------------
                    Reuters Holdings PLC ADR
                    (Class B)                          3.11%
--------------------------------------------------------------------------------
                    Cardinal Health Inc.               3.10%
--------------------------------------------------------------------------------
                    AirTouch Communications Inc.       3.07%
--------------------------------------------------------------------------------
                    Lincare Holdings Inc.              3.05%
--------------------------------------------------------------------------------
                    Scherer (R.P.) Corp.               3.03%
--------------------------------------------------------------------------------
                    First Data Corp.                   3.03%
--------------------------------------------------------------------------------
                    Tele-Communications Inc. Liberty
                    Media Group (Series A)             2.93%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by primarily investing in growth-oriented equity securities.

                         * LIPPER PERFORMANCE COMPARISON
                                Growth Peer Group
       Based on total returns for the nine month period 12/31/96 - 9/30/97

                                            Nine
                                           Months
            Number of Funds
            in peer group:                   852

            Peer group
            average
            total return:                  26.6%

            Lipper categories
            in peer group:                Growth

  *See Notes to Performance for explanation of peer categories

                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                    AGGREGATE
                                  TOTAL RETURN

                                                            SINCE
                                                         INCEPTION

GE Premier Growth Equity                                   22.07%

GE Premier Growth Equity w/load                            15.05%
(maximum load-5.75%)

S&P 500                                                    29.60%

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                    AGGREGATE
                                  TOTAL RETURN

                                                       SINCE
                                                    INCEPTION

GE Premier Growth Equity                               21.67%

GE Premier Growth Equity w/load                        17.67%
(maximum load-4.0%)

S&P 500                                                29.60%

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                    AGGREGATE
                                  TOTAL RETURN

                                                       SINCE
                                                    INCEPTION

GE Premier Growth Equity                               22.33%

S&P 500                                                29.60%

--------------------------------------------------------------------------------

                                 CLASS D SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                    AGGREGATE
                                  TOTAL RETURN

                                                       SINCE
                                                    INCEPTION

GE Premier Growth Equity                               22.53%

S&P 500                                                29.60%

--------------------------------------------------------------------------------

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                          GE PREMIER GROWTH EQUITY FUND

                                   [GRAPHIC]
                                   PIE CHART

GE PREMIER GROWTH EQUITY FUND

Energy & Basic Material            8.7%
Consumer                          23.7%
Capital Goods                      5.5%
Healthcare                        17.1%
Financial Services                 7.7%
Retail                             4.8%
Technology                        18.7%
Utilities                          5.5%
Cash and Other                     6.4%
Miscellaneous                      1.9%



                                          Number
                                       of Shares                  Value
--------------------------------------------------------------------------------

Common Stock -- 93.6%
--------------------------------------------------------------------------------

Basic Materials -- 2.6%

Airgas Inc. (Rts.)                              23,000     $   389,563(a)

Capital Goods -- 5.5%

Dover Corp.                                      6,000         407,250
Molex Inc. (Class A)                            10,300         419,725
                                                               826,975

[GRAPHIC] Consumer - Cyclical -- 23.7%

Automatic Data Processing Inc.                   9,300         465,000
Carnival Corp. (Class A)                         9,000         416,250
Catalina Marketing Corp.                         8,226         426,724(a)
Circus Circus Enterprises Inc.                  10,100         254,394(a)
Comcast UK Cable Partners
  Ltd. (Class A)                                20,000         205,000(a)
CUC International Inc.                          15,000         465,000(a)
Harman International
  Industries Inc.                                8,500         425,531
Interpublic Group Cos. Inc.                      8,500         436,156
Tele-Communications Inc. Liberty
   Media Group (Series A)                       14,600         437,087(a)
                                                             3,531,142

Energy -- 6.1%

Baker Hughes Inc.                                9,500         415,625
Schlumberger Ltd.                                5,800         488,287
                                                               903,912

[GRAPHIC] Financial -- 7.7%

Citicorp                                         2,900         388,419
Travelers Group Inc.                             6,000         409,500
Wells Fargo &  Co.                               1,300         357,500
                                                             1,155,419



                                          Number
                                       of Shares                  Value
--------------------------------------------------------------------------------


[GRAPHIC] Healthcare -- 17.1%

Cardinal Health Inc.                         6,500          $ 461,500
Dentsply International Inc.                  7,000            392,000
Johnson & Johnson                            7,500            432,188
Lincare Holdings Inc.                        9,000            453,937(a)
Scherer (R.P.) Corp.                         7,300            452,144(a)
Tenet Healthcare Corp.                      12,000            349,500(a)
                                                            2,541,269

Miscellaneous -- 1.9%

SPDR Trust                                   3,000            283,500

Retail Trade -- 4.8%

Arbor Drugs Inc.                            13,500            313,875
Home Depot Inc.                              7,650            398,756
                                                              712,631

[GRAPHIC] Technology -
Electronics & Equipment -- 7.6%

Applied Materials Inc.                       4,000            381,000(a)
Cisco Systems Inc.                           5,200            379,925(a)
Intel Corp.                                  4,000            369,250
                                                            1,130,175

[GRAPHIC] Technology -
Software & Services -- 11.1%

Equifax Inc.                                13,000            408,688
First Data Corp.                            12,000            450,750
Microsoft Corp.                              2,500            330,781(a)
Reuters Holdings PLC ADR
  (Class B)                                  6,500            463,125
                                                             1,653,344

Utilities -- 5.5%

AirTouch Communications Inc.                12,900            457,144(a)
NTL Inc.                                    13,500            356,062(a)
                                                              813,206
Total Investments in Securities
   (Cost $11,799,088)                                      13,941,136

--------------------------------------------------------------------------------
Short-Term Investments -- 7.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (Cost $1,058,177)                     1,058,177          1,058,177
Other Assets and Liabilities,
   net (0.7%)                                                 (99,875)
--------------------------------------------------------------------------------
NET ASSETS --  100%                                       $14,899,438
================================================================================

[GRAPHIC] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE PREMIER
          GROWTH EQUITY FUND AT SEPTEMBER 30, 1997.


----------
See Notes to Schedule of Investments and Financial Statements

                                                             GE U.S. EQUITY FUND

Q&A



Gene Bolton is responsible for the overall management of the U.S. equity operation at GE Investments with total assets of over $30 billion. His responsibilities include overseeing the portfolio management team of the GE U.S. Equity Fund listed on page 90. Gene joined GE in 1964. After completing GE's Financial Management Program he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. How did the GE U.S. Equity Fund's industry benchmark and Lipper peers perform for the one-year period ended September 30, 1997?

A. For the one-year period ended September 30, 1997, the Standard & Poor's 500 Composite Index returned 40.49%. Our Lipper peer group of 640 Growth and Income funds posted an average return of 36.2% for the same period. To see how your class of shares in the U.S. Equity Fund performed compared to the aforementioned benchmarks, please refer to the following page.

Q. Despite your fund's favorable investment results, why did its performance trail that of the Standard & Poor's 500 Composite Index?

A. The biggest reason was the fund's underweighting in the technology sector. We were uncomfortable with valuations of a number of large technology stocks, such as Microsoft, and chose, instead, stocks with better risk/reward characteristics. The technology stocks that we did own, such as Intel, outperformed the market but not by enough to offset the fund's underweighting in the sector.

Q.   Which investments recorded good investment results?

A. Our investments in energy services, such as Schlumberger and Nabors Industries, helped our investment results. Energy demand has been rising, but the supply of available drilling equipment has not, which has enabled energy companies to command higher prices. We believe this trend will continue well into 1998. The fund enjoyed good performance from infrastructure-related companies, such as AlliedSignal and Dover Corp. Companies in this sector have benefitted from global economic expansion, and still look relatively attractive on a valuation basis. Investments in financial services also fared well, thanks in large part to the general decline in interest rates. Some of our better performing holdings in this sector included Fannie Mae; Morgan Stanley, Dean Witter, Discover & Co.; and Travelers.

Q.   What has been your investment strategy?

A. We focused primarily on large, well-managed companies with sound balance sheets and good earnings growth. These companies are shareholder-oriented and leaders in their respective industries and have a penchant for keeping costs under control. Our intent is to invest in these companies for several years. Thus, our turnover rate is relatively low.

Q.   What is your outlook for the fund?

A. Considering that current valuations are quite high by most historical standards, we are somewhat cautious on the stock market. We do not expect inflation to become a serious problem or interest rates to move sharply higher any time within the next few months. However, we are concerned with the level of corporate earnings growth going into 1998 and would not be surprised to see a correction triggered by some earnings disappointments. Given this backdrop, we will maintain a relatively conservative investment approach as we continue to search for new companies that meet our strict investment criteria.


[PHOTO]
Gene Bolton

                               GE U.S. EQUITY FUND

================================================================================
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1997
================================================================================

      Intel Corp.                                   2.21%
--------------------------------------------------------------------------------
      Travelers Group Inc.                          1.99%
--------------------------------------------------------------------------------
      Federal National Mortgage Assoc.              1.86%
--------------------------------------------------------------------------------
      Bristol-Myers Squibb Co.                      1.84%
--------------------------------------------------------------------------------
      Schlumberger Ltd.                             1.83%
--------------------------------------------------------------------------------
      Exxon Corp.                                   1.77%
--------------------------------------------------------------------------------
      International Business Machines               1.73%
--------------------------------------------------------------------------------
      Citicorp                                      1.63%
--------------------------------------------------------------------------------
      AlliedSignal Inc.                             1.60%
--------------------------------------------------------------------------------
      Du pont de Nemours (E.I.) & Co.               1.48%
--------------------------------------------------------------------------------


                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by primarily investing in a diversified portfolio of growth and value stocks and other equity securities of U.S. companies.


                         * LIPPER PERFORMANCE COMPARISON
                  Growth and Income Peer Group Based on average
               annual total returns for the periods ended 9/30/97

                                            One         Three
                                           Year          Year

Number of funds in peer group:              640           413

Peer group average total return:          36.2%         25.9%

Lipper categories in peer group:     Growth & Income, S&P 500 Index

          *See Notes to Performance for explanation of peer categories


                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                       ONE         THREE           SINCE
                                      YEAR          YEAR       INCEPTION

GE U.S. Equity                      39.44%        27.82%         21.41%

GE U.S. Equity w/load               31.42%        25.32%         19.51%
(maximum load-5.75%)

S&P 500                             40.49%        29.92%         23.73%

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                      ONE          THREE           SINCE
                                     YEAR           YEAR       INCEPTION

GE U.S. Equity                     38.75%         27.19%         21.00%

GE U.S. Equity w/load              34.75%         26.78%         20.88%
maximum load                         4.0%           2.0%           1.0%

S&P 500                            40.49%         29.92%         23.73%

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                      ONE          THREE           SINCE
                                     YEAR           YEAR       INCEPTION

GE U.S. Equity                     39.76%         28.15%         20.28%

S&P 500                            40.49%         29.92%         20.96%

--------------------------------------------------------------------------------
                                 CLASS D SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                      ONE          THREE           SINCE
                                     YEAR           YEAR       INCEPTION

GE U.S. Equity                     40.16%          28.46%          21.92%

S&P 500                            40.49%          29.92%          23.54%

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                               GE U.S. EQUITY FUND

                                   [GRAPHIC]
                                   PIE CHART

GE U.S. EQUITY FUND
Energy & Basic Material            15.6%
Consumer                           16.2%
Capital Goods                      11.1%
Healthcare                         11.2%
Financial Services                 18.2%
Retail Trade                        4.7%
Technology                         11.6%
Transportation                      1.8%
Utilities                           6.1%
Cash and Other                      3.5%




                                             Number
                                          of Shares             Value
--------------------------------------------------------------------------------
Common Stock -- 96.1%
--------------------------------------------------------------------------------
Basic Materials -- 4.3%

Air Products & Chemicals Inc.                14,919       $  1,237,345
Airgas Inc. (Rts.)                           31,275            529,720(a)
Barrick Gold Corp.                           19,037            471,166
Du Pont de Nemours (E.I.) & Co.              94,095          5,792,723
FMC Corp.                                     4,901            434,964(a)
IMC Global Inc.                              19,037            671,054
Mead Corp.                                   15,197          1,097,983
Morton International Inc.                    48,918          1,736,589
Newmont Mining Corp.                         42,131          1,893,262
PPG Industries Inc.                           2,991            187,498
Rayonier Inc.                                17,355            839,548
Union Camp Corp.                              2,040            125,843
W.R. Grace & Co.                              2,720            200,260
Weyerhaeuser Co.                             26,238          1,557,881
                                                            16,775,836

[GRAPHIC] Capital Goods -- 11.1%

AlliedSignal Inc.                           147,482          6,267,985
AMP Inc.                                     13,326            713,774
Armstrong World Industries Inc.               5,967            400,162
Avery Dennison Corp.                          8,295            331,800
Boeing Co.                                   11,966            651,399
Bombardier Inc. (Class B)                     3,263             66,108
Browning-Ferris Industries Inc.              24,921            948,555
Cooper Industries Inc.                       14,413            779,203
Corning Inc.                                  8,159            385,513
Deere & Co.                                  40,749          2,190,259
Dover Corp.                                  78,330          5,316,649(h)
Emerson Electric Co.                         94,152          5,425,509
Harnischfeger Industries Inc.                 3,263            139,493
Hubbell Inc. (Class B)                       95,592          4,421,130
Jacobs Engineering Group Inc.                 2,176             66,640(a)
Lockheed Martin Corp.                         9,775          1,042,259
Mannesmann AG                                   462            220,156
Martin Marietta Materials Inc.               31,697          1,141,092
Masco Corp.                                   4,351            199,330
Minnesota Mining &
  Manufacturing Co.                           5,983            553,427
Molex Inc. (Class A)                         18,493            753,590



                                             Number
                                          of Shares             Value
--------------------------------------------------------------------------------

National Service Industries Inc.             7,614         $  334,540
Parker Hannifin Corp.                        8,290            373,050
Sherwin Williams Co.                        44,106          1,298,370
Textron Inc.                                73,566          4,781,790
Timken Co.                                  12,238            490,285
Tyco International Ltd.                      5,869            481,625
U.S. Filter Corp.                              314             13,522(a)
U.S.A. Waste Services Inc.                  7,0162             79,763(a)
United Technologies Corp.                   30,396          2,462,076
Waste Management Inc.                       24,476            855,130
                                                           43,384,184

Consumer - Cyclical -- 7.4%

ACNielsen Corp.                             35,625            855,000(a)
Automatic Data Processing Inc.              52,486          2,624,300
Carnival Corp. (Class A)                    12,782            591,168
Catalina Marketing Corp.                     7,366            382,111(a)
Circus Circus Enterprises Inc.              34,538            869,926(a)
Comcast Corp. (Class A)                     47,020          1,210,765
Comcast UK Cable Partners
  Ltd. (Class A)                            14,685            150,521
CUC International Inc.                      22,572            699,732(a)
Disney (Walt) Co.                           50,321          4,057,131(h)
Echlin Inc.                                  3,807            133,483
Federal-Mogul Corp. (Rts.)                   5,439            201,923
Ford Motor Co.                              37,154          1,681,218
Gannett Inc.                                27,418          2,959,430
General Motors Corp.                         5,983            400,487
Goodyear Tire & Rubber Co.                   7,887            542,231
Harman International
  Industries Inc.                           11,422            571,814
Interpublic Group Cos. Inc.                 46,775          2,400,142
ITT Industries Inc.                         12,510            415,176
McDonalds Corp.                             33,809          1,610,154
Metromedia International
  Group Inc.                                 7,332             88,901(a)
Nine West Group Inc.                         5,439            213,821(a)
Scholastic Corp.                               610             24,095(a)
Stanley Works                               19,444            836,092
Tele-Communications Inc.                    18,367            378,819(a)
Tele-Communications Inc.
  (Series A)                                44,319            908,539(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)                   24,045            719,847(a)
Time Warner Inc.                            14,593            790,758
Viad Corp.                                  12,238            233,287
Xerox Corp.                                 26,834          2,259,087
                                                           28,809,958

[GRAPHIC] Consumer - Stable -- 8.8%

Anheuser Busch Cos. Inc.                    73,172          3,301,886(h)
Archer-Daniels Midland Co.                  28,012            670,525
Avon Products Inc.                          19,096          1,183,952
Coca Cola Co.                                2,698            164,409
Colgate Palmolive Co.                       23,540          1,640,444
Conagra Inc.                                16,317          1,076,922
CPC International Inc.                      19,308          1,788,404
General Mills Inc.                          15,229          1,049,849
Gillette Co.                                 5,167            445,977
Hershey Foods Corp.                          1,632             92,208
International Flavours                       5,510            269,990
International Multifoods Corp.               3,807            113,020
Kellogg Co.                                  6,799            286,408
Kimberly Clark Corp.                        74,514          3,646,529
Nestle S.A. (Regd.)                            488            679,791


----------
See Notes to Schedule of Investments and Financial Statements

                               GE U.S. EQUITY FUND

                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

Pepsico Inc.                                   138,493         $ 5,617,622
Philip Morris Cos. Inc.                        101,709           4,227,280(a)
Procter & Gamble Co.                            58,622           4,048,582
Ralston Purina Co.                              12,374           1,095,099
Sara Lee Corp.                                  42,067           2,166,451
Sysco Corp.                                     10,334             381,712
Unilever N.V                                     2,801             595,563
                                                                34,542,623

[GRAPHIC] Energy -- 11.3%

Amoco Corp.                                     32,411           3,123,610(h)
Anadarko Petroleum Co.                          10,650             764,803
Atlantic Richfield Co.                          33,564           2,867,624
Baker Hughes Inc.                               46,450           2,032,188
British Petroleum PLC ADR                       17,814           1,617,731
Burlington Resources Inc.                       33,396           1,713,632
Diamond Offshore Drilling Inc.                   3,807             210,099
Elf Aquitaine S.A. ADR                           4,623             308,296
Exxon Corp.                                    107,801           6,906,002(h)
Halliburton Co.                                 15,773             820,196
Louisiana Land & Exploration Co.                 7,615             596,350
Mobil Corp.                                     47,999           3,551,926
Nabors Industries Inc.                          19,037             741,253(a)
Royal Dutch Petroleum Co. ADR                   86,904           4,823,172
Schlumberger Ltd.                               84,718           7,132,197
Texaco Inc.                                     41,760           2,565,630
Tosco Corp.                                     10,334             359,752
Total S.A. ADR                                  12,510             716,980
Union Pacific Resources Group Inc.              17,730             464,304
Unocal Corp.                                    46,444           2,008,703
Valero Energy Corp.                              9,518             312,309
Western Atlas Inc.                               3,535             311,080(a)
                                                                43,947,837

[GRAPHIC] Financial -- 12.1%

American Express Co.                            47,999           3,929,918(h)
AmSouth Bancorp                                  3,808             184,450
Bank of New York Inc.                           26,787           1,285,776
BankAmerica Corp.                               24,639           1,806,347
BankBoston Corp.                                18,493           1,635,475
Bankers Trust New York Corp.                     3,807             466,357
Barnett Banks Inc.                               5,167             365,565
Beneficial Corp. (Rts.)                          5,167             393,661
Chase Manhattan Corp.                           16,045           1,893,310
Citicorp                                        47,591           6,374,220
CMAC Investment Corp.                            4,766             255,577
Countrywide Credit Industries                   17,356             632,409
Crestar Financial Corp. (Rts.)                   4,351             203,953
Edwards A.G. Inc.                                8,262             424,460
Federal National Mortgage Assoc                154,457           7,259,479
First Chicago NBD Corp.                          4,351             327,413
ING Groep N.V. ADR                              12,429             570,957
Mellon Bank Corp.                               25,664           1,405,104
Merrill Lynch & Co. Inc.                         7,615             564,938
Morgan Stanley, Dean Witter,
  Discover & Co.                                86,342           4,667,864
Norwest Corp.                                    5,439             333,139
State Street Corp.                              20,124           1,226,306
Summit Bancorp                                   8,160             362,610
T. Rowe Price & Associates                       5,167             347,481
Travelers Group Inc.                           113,704           7,760,323
Trizec Hahn Corp.                                7,343             189,541
United States Bancorp                            7,615             734,847
Wells Fargo &  Co.                               6,510           1,790,250
                                                                47,391,730



                                             Number
                                          of Shares             Value
--------------------------------------------------------------------------------


[GRAPHIC] Healthcare -- 11.2%

Abbott Laboratories                            76,057         $4,862,895
Allergan Inc.                                  33,178          1,200,629
American Home Products Corp.                   19,852          1,449,196(h)
Baxter International Inc.                      15,284            798,589
Bristol-Myers Squibb Co.                       86,893          7,190,396
Cardinal Health Inc.                           31,002          2,201,142
Dentsply International Inc.                     8,974            502,544
Eli Lilly & Co.                                 9,409          1,133,196
Forest Labs Inc.                                1,360             57,290(a)
Johnson & Johnson                              98,961          5,702,628
Lincare Holdings Inc.                          12,782            644,692(a)
Merck & Co. Inc.                               49,712          4,968,093
Pfizer Inc.                                    67,030          4,025,989
Scherer (R.P.) Corp.                           23,306          1,443,515(a)
Schering Plough Corp.                          45,688          2,352,932
Smithkline Beecham PLC ADR                     53,030          2,591,841
Sun Healthcare Group Inc.                      10,062            206,900(a)
Tenet Healthcare Corp.                          8,159            237,631(a)
Warner-Lambert Co.                              1,360            183,515
Watson Pharmaceuticals Inc.                    35,897          2,144,846(a)
                                                              43,898,459

Insurance -- 6.1%

Aegon N.V                                       3,145            250,617
American International Group
  Inc                                          45,749          4,720,725
Chubb Corp.                                    29,915          2,125,835
CIGNA Corp.                                     2,992            557,260
Equitable Cos. Inc. (Series B)                  5,983            245,677
General Reinsurance Corp.                      16,279          3,231,381
Hartford Financial Services
  Group Inc.                                    6,527            561,730
Lincoln National Corp.                         20,940          1,457,947
Loews Corp.                                    35,843          4,048,019
Marsh & McLennan Cos. Inc.                     32,634          2,500,580
Provident Cos. Inc.                            30,458          2,130,156
Reliastar Financial Corp.                      19,852            790,358
TIG Holdings Inc.                              20,124            700,567
UNUM Corp.                                     11,814            539,014
                                                              23,859,866

Retail Trade -- 4.7%

American Stores Co.                            27,543            671,361
Arbor Drugs Inc.                               31,993            743,837
Costco Cos. Inc.                               22,572            849,272(a)
Dayton Hudson Corp.                            26,379          1,581,091
Federated Department Stores Inc.               29,099          1,254,894(a)
Home Depot Inc.                                48,315          2,518,419
Lowes Cos. Inc.                                20,940            814,043
Sears Roebuck & Co.                            64,856          3,692,738
Toys 'R Us Inc.                                39,639          1,407,185(a)
Wal-Mart Stores Inc.                          129,107          4,728,544
                                                              18,261,384

Technology - Electronics &
  Equipment -- 7.3%

3Com Corp.                                     17,362            889,802(a)
Analog Devices Inc.                             2,312             77,452(a)
Applied Materials Inc.                          7,479            712,375(a)
Cisco Systems Inc.                             30,645          2,239,000(a)
Compaq Computer Corp.                           8,159            609,885(a)
DSC Communications Corp.                          372             10,021(a)


----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                                             Number
                                          of Shares             Value
--------------------------------------------------------------------------------

EMC Corp.                                      1,577      $      92,057(a)
Hewlett Packard Co.                           50,181          3,490,716
Intel Corp.                                   93,551          8,635,927
International Business Machines               63,908          6,770,254
Northern Telecom Ltd.                          5,167            537,045
Perkin Elmer Corp.                             7,071            516,625
Pitney Bowes Inc.                             25,780          2,144,574
Storage Technology Corp.                       3,943            188,525(a)
Sun Microsystems Inc.                          9,649            451,694(a)
Varian Associates Inc. (Rts.)                 15,012            932,620
                                                             28,298,572

Technology - Software & Services -- 3.9%

ChoicePoint Inc.                               3,624            135,447(a)
Computer Associates
  International Inc.                          25,835          1,855,276
Equifax Inc.                                 131,352          4,129,378
First Data Corp.                             145,352          5,459,784
Microsoft Corp.                                6,799            899,593(a)
Reuters Holdings PLC ADR
  (Class B)                                   40,450          2,882,063
                                                             15,361,541

Transportation -- 1.8%

Burlington Northern Santa Fe                  26,243          2,535,730
Canadian Pacific Ltd.                         58,469          1,728,490
Continental Airlines Inc.(Class B)            33,457          1,317,369(a,b)
Delta Air Lines Inc.                           4,351            409,810
Laidlaw Inc.                                  13,598            203,120
Pittston Brinks Group                          9,246            370,418
Union Pacific Corp. N.V                       10,062            630,133
                                                              7,195,070

Utilities -- 6.1%

360 Communications Co.                         3,535             73,793(a)
AirTouch Communications Inc.                 126,457          4,481,327(a)
American Electric Power Inc.                  31,327          1,425,379
American Telephone &
  Telegraph Corp.                             31,475          1,394,736
Bell Atlantic Corp. - Pennsylvania            19,790          1,591,858
Bellsouth Corp.                               34,739          1,606,679
CMS Energy Corp.                               9,790            362,230
Duke Power Co.                                25,563          1,263,771
El Paso Natural Gas Co.                        6,527            395,291
Florida Progress Corp. (Rts.)                 10,878            358,974
FPL Group Inc.                                14,620            749,275
GTE Corp.                                     44,328          2,011,383
MCN Corp.                                      7,615            243,680
New Century Energies Inc.                     10,100            419,781
NTL Inc.                                      67,683          1,785,139(a)
Pinnacle West Capital Corp.                    6,957            233,929
SBC Communications Inc.                       45,144          2,770,713


                                             Number
                                          of Shares             Value
--------------------------------------------------------------------------------

Sonat Inc.                                     16,317       $     830,127
Sprint Corp.                                    5,575             278,750
WorldCom Inc.                                  41,336           1,462,261(a)
                                                               23,739,076
Total Common Stock
    (Cost $270,334,918)                                       375,466,136


--------------------------------------------------------------------------------
Preferred Stock -- 0.5%
--------------------------------------------------------------------------------

Airtouch Communications Inc.
   (Class B), 6.00%                             5,020             163,464
Microsoft Corp. (Series A), $2.20              18,166           1,592,931
Total Preferred Stock
    (Cost $1,627,442)                                           1,756,395
Total Investments in Securities
   (Cost $271,962,360)                                        377,222,531


--------------------------------------------------------------------------------
Short-Term Investments -- 3.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund             12,921,880          12,921,880


                                              Principal
                                                 Amount             Value

Time Deposit -- 0.1%

State Street Cayman Islands
 6.125%  10/01/97                         $    485,000              485,000

Total Short-Term Investments
   (Cost $13,406,880)                                            13,406,880

Other Assets and Liabilities,
   net 0.0%                                                         129,048
                                                               ------------
NET ASSETS -- 100%                                             $390,758,459
                                                               ============


Other Information
--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following long Futures Contracts open at September 30, 1997:

                                     Number
                    Expiration       of             Underlying     Unrealized
Description         Date             Contracts      Face Value     Gain
--------------------------------------------------------------------------------

S&P 500             Dec. 1997        10             $ 4,772,500    $ 13,976



[GRAPHIC] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE U.S. EQUITY
          FUND AT SEPTEMBER 30, 1997.


----------
See Notes to Schedule of Investments and Financial Statements

                                                          GE MID-CAP GROWTH FUND

Q&A

Elaine G. Harris is the Portfolio Manager of the GE Mid-Cap Growth Fund. Elaine is currently a Senior Vice President of GE Investments and manages equity assets of approximately $1 billion. She has more than 13 years of investment experience and has held positions with GE Investments since 1993. From 1991 to 1993, Elaine served as Senior Vice President and Portfolio Manager at SunAmerica Asset Management and, prior thereto, as Portfolio Manager at Alliance Capital Management Company and in various positions at Fidelity Management and Research Corporation. Elaine is a member of the New York Society of Security Analysts. She holds an MBA in Finance from the Wharton School and a BA in Math and Computer Science from Tufts University.

[PHOTO]
Elaine G. Harris

Prior to the merger between the GE Funds and the Investors Trust Funds (IT), the GE Mid-Cap Growth Fund (IT Growth Fund) was sub-advised by Mr. Alan N. Hoffman of Value Line, Inc. In the following Q&A, Mr. Hoffman provides a summary of the fund's performance during the past eleven months and Ms. Harris comments on the future strategy and outlook of the fund.

Q. How did the GE Mid-Cap Growth Fund's industry benchmark and Lipper peers perform for the eleven-month period ended September 30, 1997?

A. For the eleven-month period ended September 30, 1997, the Standard & Poor's 400 Composite Index returned 36.86%. Our Lipper peer group of 214 Mid-Cap funds posted an average return of 28.8% for the same period. To see how your class of shares in the Mid-Cap Growth Fund performed compared to the aforementioned benchmarks, please refer to the following page.

Q.   Mr. Hoffman, please elaborate on the fund's performance.

A. Our emphasis on technology stocks, which recorded solid relative performance, bolstered the investment results. The fund's performance was hindered by exposure to interest-rate sensitive stocks during the rise in interest rates in late March, and again in August, when markets declined on the release of stronger-than-expected economic reports.

Q Mr. Hoffman, what corporate and economic events affected the financial markets and the fund in the past year?

A. The fact that corporate earnings remained relatively strong throughout much of the period helped performance. Aside from late March and August, investors really were not too concerned about inflation, which increased their confidence in the stock market. The Federal Reserve's decision to maintain a neutral monetary policy over the last six months also contributed to a favorable environment for equities.

Q.   Ms. Harris, what is your investment strategy?

A. Our strategy is to find companies with superior earnings growth rates compared to the market, selling at attractive valuations. Generally, we buy companies whose price/earnings ratio is less than its earnings growth rate. We look for companies that meet our investment standards and are prominent players in their businesses. They must have solid finances and strong management.

Q.   Ms. Harris, what is your outlook for the fund?

A. We have a generally favorable outlook. There continues to be quite a few mid-cap stocks with higher growth rates and better valuations compared to the market. While technology stocks overall have enjoyed a strong run, there are sectors in technology which we believe possess superior growth potential that have underperformed in recent months. Healthcare stocks offer good prospects, due to an aging population. Finally, the strong economy has put more money in the pockets of Americans, which should translate to higher profits for the consumer goods sector. Going forward, we will continue to focus on high-quality companies that offer superior growth potential.

                                                          GE MID-CAP GROWTH FUND


================================================================================
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1997
================================================================================

           Barnes & Noble Inc.                   1.06%
--------------------------------------------------------------------------------
           National Data Corp.                   1.06%
--------------------------------------------------------------------------------
           Sterling Commerce Inc.                1.05%
--------------------------------------------------------------------------------
           GATXCorp.                             1.05%
--------------------------------------------------------------------------------
           Crompton & Knowles Corp.              1.04%
--------------------------------------------------------------------------------
           Nokia Corp. ADR                       1.04%
--------------------------------------------------------------------------------
           HealthCare Financial Partners Inc.    1.04%
--------------------------------------------------------------------------------
           Imperial Credit Industries Inc.       1.04%
--------------------------------------------------------------------------------
           Interpublic Group Cos. Inc.           1.04%
--------------------------------------------------------------------------------
           CNF Transportation Inc.               1.04%
--------------------------------------------------------------------------------


                          INVESTMENT PROFILE

GE Mid-Cap Growth Fund's investment objective is long-term growth of capital which the fund seeks to achieve by investing primarily in equity securities of companies with medium-sized market capitalization that have the potential for above-average growth.


                         * LIPPER PERFORMANCE COMPARISON
                               Mid-Cap Peer Group
       Based on average annual total returns for the periods ended 9/30/97

                                  11          One           Three
                             Months +        Year           Year
  Number of funds
  in peer group:                 214          211            123

  Peer group
  average
  total return:                28.8%        26.9%           23.2%

  Lipper categories
  in peer group:               Mid-Cap

  *See Notes to Performance for explanation of peer categories


                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                          11       ONE      THREE        SINCE
                                    MONTHS +      YEAR       YEAR    INCEPTION

GE Mid-Cap Growth                     33.81%     33.11%     26.84%     19.88%
GE Mid-Cap Growth
  w/load                              26.12%     25.45%     24.36%     18.15%
(maximum load-5.75%)

S&P 400 Mid-Cap                       36.86%     37.09%     23.79%     17.11%


                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                          11       ONE      THREE        SINCE
                                    MONTHS +      YEAR       YEAR    INCEPTION

GE Mid-Cap Growth                      33.02%     32.20%    25.94%     19.05%

GE Mid-Cap Growth
  w/load                               29.02%     28.20%    25.52%     19.05%
maximum load                             4.0%       4.0%      2.0%       0.0%

S&P 400 Mid-Cap                         36.86%    37.09%    23.79%     17.11%

----------
+ As a result of the merger between the Investors Trust Funds and the GE Funds, the fiscal year end of the Mid-Cap Growth Fund was changed from October 31st to September 30th. The 11 month period indicated represents November 1, 1996 through September 30, 1997.

                  SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                             GE MID-CAP GROWTH FUND

                                   [GRAPHIC]
                                   PIE CHART

GE MID-CAP GROWTH FUND
Energy & Basic Material            11.1%
Consumer                            9.0%
Capital Goods                      18.9%
Healthcare                         10.9%
Financial Services                 16.1%
Retail Trade                        7.9%
Technology                         13.0%
Transportation                      6.0%
Utilities                           1.9%
Cash and Other                      5.2%

                                               Number
                                            of Shares          Value
--------------------------------------------------------------------------------

Common Stock -- 94.8%
--------------------------------------------------------------------------------

Basic Materials -- 3.0%

Crompton & Knowles Corp.                       16,949     $   450,208
Minerals Technologies Inc.                      9,587         427,221
Morton International Inc.                      12,326         437,573
                                                            1,315,002

[GRAPHIC] Capital Goods -- 18.9%

AlliedSignal Inc.                              10,272         436,560
Avnet Inc.                                      6,848         435,276
AVX Corp.                                      12,669         410,159
Berg Electronics Corp.                          8,046         432,472(a)
Case Corp.                                      6,334         422,003
Cummins Engine Co. Inc.                         5,478         427,626
Deere & Co.                                     7,875         423,281
Dover Corp.                                     6,506         441,595
Hexcel Corp.                                   14,552         417,461(a)
Hubbell Inc. (Class B)                          9,074         419,673
Kennametal Inc.                                 8,900         431,071
Martin Marietta Materials Inc.                 12,155         437,580
Masco Corp.                                     9,245         405,047
Molex Inc. (Class A)                           10,786         439,529
Textron Inc.                                    6,677         434,005
Thermo Electron Corp.                          10,957         438,280(a)
Thomas & Betts Corp.                            7,704         420,831
Tyco International Ltd.                         5,307         435,506
U.S. Filter Corp.                              10,272         442,338(a)
                                                            8,150,293

[GRAPHIC] Consumer - Cyclical -- 8.0%

CKS Group Inc.                                 10,957         410,888(a)
Harman International
  Industries Inc.                               8,902         445,656
HFS Inc.                                        5,821         433,301(a)
Interpublic Group Cos. Inc.                     8,731         448,009
Jacor Communications Inc.                       9,587         423,626(a)
Jones Apparel Group Inc.                        8,218         443,772(a)
Sunbeam Corp.                                   9,758         433,011
Wolverine World Wide Inc.                      16,093         406,348
                                                            3,444,611


                                               Number
                                            of Shares          Value
--------------------------------------------------------------------------------


Consumer - Stable -- 1.0%

Sealed Air Corp.                                 7,875     $   432,633(a)


[GRAPHIC] Energy -- 8.1%

Anadarko Petroleum Co.                           5,992         430,301
Apache Corp.                                    10,272         440,412
BJ Services Co.                                  5,821         432,209(a)
Louisiana Land & Exploration Co.                 5,478         428,996
Nabors Industries Inc.                          10,957         426,638(a)
Schlumberger Ltd.                                5,307         446,783
Tosco Corp.                                     12,840         446,992
USX-Marathon Group                              11,642         432,937
                                                             3,485,268

[GRAPHIC] Financial -- 12.1%

American Express Co.                             5,307         434,511
Comdisco Inc. (Rts.)                            13,696         445,976
Crestar Financial Corp. (Rts.)                   9,074         425,344
FINOVA Group Inc.                                4,622         437,357
First American Corp.                             9,074         443,492
First Commerce Corp.                             7,875         441,984
Firstar Corp. (Rts.)                            11,642         422,022
HealthCare Financial Partners Inc.              14,552         449,293(a)
Imperial Credit Industries Inc.                 16,949         449,148(a)
New Century Financial Corp.                     24,310         414,789(a)
Summit Bancorp                                   9,758         433,621
Travelers Group Inc.                             6,163         420,625
                                                             5,218,162

[GRAPHIC] Healthcare -- 10.9%

Baxter International Inc.                        8,218         429,390
Cardinal Health Inc.                             6,163         437,573
Covance Inc.                                    20,373         440,566(a)
HBO & Co.                                       10,614         400,679
Henry Schein Inc.                               12,155         434,541(a)
McKesson Corp.                                   4,280         436,292
Mylan Laboratories Inc.                         18,832         422,543
Sybron International Corp.                      10,101         433,712(a)
Tenet Healthcare Corp.                          15,237         443,778(a)
Teva Pharmaceutical
  Industries Ltd. ADR                            7,704         429,498
United Healthcare Corp.                          8,389         419,450
                                                             4,728,022

Insurance -- 4.0%

American International Group Inc.                4,280         441,643
Equitable Cos. Inc. (Series B)                  10,272         421,794
Hartford Financial Services
  Group Inc.                                     4,965         427,300
Provident Cos. Inc.                              6,334         442,984
                                                             1,733,721

Retail Trade -- 7.9%

Barnes & Noble Inc.                             16,264         459,484(a)
Consolidated Stores Corp.                       10,101         422,979(a)
Federated Department Stores Inc.                 9,758         420,814(a)
General Nutrition Cos. Inc.                     14,381         418,847(a)
Samsonite Corp.                                  9,930         435,679(a)
St. John Knits Inc.                              9,416         423,131
Tiffany & Co.                                    9,587         407,447


----------
See Notes to Schedule of Investments and Financial Statements

                  SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                                                  Number
                                               of Shares          Value
--------------------------------------------------------------------------------

Zale Corp.                                        15,579      $  404,080(a)
                                                               3,392,461

Technology - Electronics &
  Equipment -- 8.0%

Analog Devices Inc.                               12,669         424,412(a)
Gilat Satellite Networks Ltd.                     11,813         435,789(a)
Kemet Corp.                                       14,038         426,404(a)
Kent Electronics Corp.                            10,957         432,801(a)
Newbridge Networks Corp.                           7,019         420,263(a)
Nokia Corp. ADR                                    4,794         450,037
Northern Telecom Ltd.                              4,109         427,079
Perkin Elmer Corp.                                 5,821         425,297
                                                               3,442,082

Technology - Software & Services -- 5.0%

BMC Software Inc.                                  6,506         421,264(a)
Cadence Design Systems Inc.                        8,046         430,461(a)
National Data Corp.                               11,128         456,248
Sterling Commerce Inc.                            12,669         455,292(a)
SunGard Data Systems Inc.                         16,949         411,013(a)
                                                               2,174,278

Transportation -- 6.0%

Caliber System Inc.                                8,218         445,826
Canadian Pacific Ltd.                             14,552         430,194
CNF Transportation Inc.                           10,272         447,474
GATX Corp.                                         6,677         451,115
Laidlaw Inc.                                      27,221         406,614
Wisconsin Central
  Transportation Corp.                            13,011         413,912(a)
                                                               2,595,135


                                                  Number
                                               of Shares          Value
--------------------------------------------------------------------------------

Utilities -- 1.9%

AirTouch Communications Inc.                       11,813        $  418,623(a)
WorldCom Inc.                                      11,813           417,885(a)
                                                                    836,508
Total Investments in Securities
   (Cost $39,682,462)                                            40,948,176

--------------------------------------------------------------------------------
Short-Term Investments -- 1.6%
--------------------------------------------------------------------------------

SSgA Money Market Fund Class A                     680,765          680,765

SSgA U.S. Government Money
  Market Fund                                        2,398            2,398

Total Short-Term Investments
   (Cost $683,163)                                                  683,163

Other Assets and Liabilities,
   net 3.6%                                                       1,534,038
--------------------------------------------------------------------------------

NET ASSETS --  100%                                             $43,165,377
================================================================================


[GRAPHIC] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE MID-CAP
          GROWTH FUND AT SEPTEMBER 30, 1997.

--------------------------------------------------------------------------------
See Notes to Schedule of Investments and Financial Statements

                                                            GE VALUE EQUITY FUND

Q&A

Peter J. Hathaway is the Portfolio Manager for the GE Value Equity Fund. He is currently a Senior Vice President of GE Investments and manages equity assets of over $6 billion. Pete has more than 36 years of investment experience and has held positions with GE Investments since 1985. Pete was Senior Vice President and portfolio manager at Ameritrust from 1975 to 1985, and prior therto he held investment positions at Merrill Lynch, Equitable Life and US Trust. He holds a MBA from the Wharton School at the University of Pennsylvania and a BS in Finance from Arizona State University.

Prior to the merger between the GE Funds and the Investors Trust Funds the GE Value Equity Fund (formerly the IT Value Fund) was sub-advised by Mr. Jeffrey E. Simmons of Duff & Phelps Management, Co. In the following Q&A, Mr. Simmons provides a look back on the performance of the fund and Mr. Hathaway provides the future strategy and outlook of the fund.

Q. How did the GE Value Equity Fund's industry benchmark and Lipper peers perform for the eleven-month period ended September 30, 1997?

A. For the eleven-month period ended September 30, 1997, the S & P 500/ Barra Value Index returned 34.64%. Our Lipper peer group of 655 Growth and Income funds posted an average return of 33.2% for the same period. To see how your class of shares in the GE Value Equity Fund performed compared to the aforementioned benchmarks, please refer to the following page.

Q.   Mr. Simmons, please elaborate on the fund's performance.

A. Large, blue chip stocks continued to record strong investment results. A favorable economic climate, punctuated by low inflation and declining interest rates buoyed the fund's performance in April, June, July and September. However, minor short-term earnings weakness on a handful of holdings detracted from performance.

Q.   Mr. Hathaway, what is your investment strategy?

A. Our strategy is to focus on investing primarily in companies with large market capitalization that we feel are out of favor as a result of a variety of internal and external factors and that we believe to be undervalued relative to their true business prospects. Internal factors may include operational mismanagement or strategic mistakes. External factors may include a change in the environment or a shift in the competitive dynamics of an industry. We seek companies that are among the leaders in their respective industries with fundamentally strong balance sheets and good managements.

Q.   Mr. Hathaway, how have you positioned the fund going forward?

A. As of the end of September, the GE Value Equity Fund was restructured to reflect our current views for 1997 and 1998. Sector weightings in Consumer Non-Durables and Capital Goods were reduced and Utilities, Energy and Financials were increased while broadening the diversification of the portfolio. It is our view that, given extended valuations of the market in general, better values are to be found in sectors such as Utilities that have underperformed and are at relatively low valuations. As the outlook for S&P earnings growth moderates for 1998, the large, international oil companies should experience relatively robust earnings growth while providing downside protection with their above-average dividend yields. Financial stocks should continue to benefit from lower interest rates, the growth in investment management and industry consolidations.

Q.   Mr. Hathaway, what is your outlook for the fund?

A. Recent market volatility driven by excess capacity and slower economic growth in Asia should ease domestic inflation concerns; however, this will also contribute to lower growth expectations for export-oriented domestic firms while providing cost benefits to those firms sourcing goods from that region. Core CPI has grown at the slowest pace in 32 years and we expect inflation to remain stable in 1998 with the possibility of further disinflation. We will continue to focus on bottom-up stock selection emphasizing undervalued, out-of-favor investment opportunities offering upside potential and what we believe will possess limited downside risk.



[PHOTO]

Peter J. Hathaway

                                GE VALUE EQUITY FUND


================================================================================
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1997
================================================================================


              International Business Machines     2.73%
--------------------------------------------------------------------------------
              Intel Corp.                         2.60%
--------------------------------------------------------------------------------
              Du Pont de Nemours (E.I.) & Co.     2.25%
--------------------------------------------------------------------------------
              Morgan Stanley, Dean Witter,
              Discover & Co.                      2.21%
--------------------------------------------------------------------------------
              Bristol-Myers Squibb Co.            2.08%
--------------------------------------------------------------------------------
              Exxon Corp.                         1.98%
--------------------------------------------------------------------------------
              Wal-Mart Stores Inc.                1.95%
--------------------------------------------------------------------------------
              Citicorp                            1.83%
--------------------------------------------------------------------------------
              Merck & Co. Inc.                    1.59%
--------------------------------------------------------------------------------
              Textron Inc.                        1.51%
--------------------------------------------------------------------------------


                          INVESTMENT PROFILE

GE Value Equity Fund's investment objective is long-term growth of capital and future income which the Fund seeks to achieve by investing primarily in equity securities of companies with large-sized market capitalization that the Fund's management considers to be undervalued by the market.


                         * LIPPER PERFORMANCE COMPARISON
                  Growth and Income Peer Group Based on average
              annual total returns for the periods ended 9/30/97

                                    11 +            One          Three
                                   Months          Year           Year
  Number of funds
  in peer group:                     655            640            413

  Peer group
  average
  total return:                    33.2%          36.2%          25.9%

  Lipper categories
  in peer group:              Growth & Income, S&P 500 Index

  *See Notes to Performance for explanation of peer categories


                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                      11        ONE         THREE        SINCE
                                MONTHS +       YEAR          YEAR     INCEPTION

GE Value Equity                   36.18%      39.80%       27.66%       19.50%
GE Value Equity
  w/load                          28.35%      31.76%       25.16%       17.77%
(maximum load-5.75%)

S&P 500/Barra Value               34.64%      39.22%       28.24%       20.21%


--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                      11        ONE         THREE        SINCE
                                MONTHS +       YEAR          YEAR     INCEPTION

GE Value Equity                    35.23%    38.84%         26.69%      18.68%

GE Value Equity
  w/load                           31.23%    34.84%         26.28%      18.68%
maximum load                         4.0%      4.0%           2.0%        0.0%

S&P 500/Barra Value                34.64%    39.22%         28.24%      20.21%

--------------------------------------------------------------------------------

+ As a result of the merger between the Investors Trust Funds and the GE Funds, the fiscal year end of the Value Equity Fund was changed from October 31st to September 30th. The 11 month period indicated represents November 1, 1996 through September 30, 1997.

                  SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                              GE VALUE EQUITY FUND

                                   [GRAPHIC]
                                   PIE CHART

GE VALUE EQUITY FUND
Energy & Basic Material            16.9%
Consumer                           13.9%
Capital Goods                      10.4%
Healthcare                          9.7%
Financial Services                 18.8%
Retail Trade                        6.2%
Technology                         12.3%
Transportation                      2.4%
Utilities                           7.7%
Cash and Other                      1.7%


                                           Number
                                        of Shares           Value
--------------------------------------------------------------------------------

Common Stock -- 97.6%
--------------------------------------------------------------------------------

Basic Materials -- 5.0%

Barrick Gold Corp.                           5,695      $    140,951
Du Pont de Nemours (E.I.) & Co.             19,849         1,221,954
FMC Corp.                                      814            72,243(a)
IMC Global Inc.                              1,627            57,352
Mead Corp.                                   2,795           201,939
Newmont Mining Corp.                        11,064           497,188
Rayonier Inc.                                3,887           188,034
Weyerhaeuser Co.                             6,132           364,087
                                                           2,743,748

[GRAPHIC] Capital Goods -- 10.4%

AlliedSignal Inc.                           13,519           574,557(h)
Armstrong World Industries Inc.              1,785           119,707
Boeing Co.                                   3,579           194,832
Cooper Industries Inc.                       4,312           233,117
Deere & Co.                                  9,586           515,247
Dover Corp.                                  5,579           378,675
Emerson Electric Co.                        11,608           668,911
Harnischfeger Industries Inc.                  976            41,724
Hubbell Inc. (Class B)                      10,107           467,449
Jacobs Engineering Group Inc.                  651            19,937(a)
Lockheed Martin Corp.                        2,924           311,771
Martin Marietta Materials Inc.               5,902           212,472
Minnesota Mining &
  Manufacturing Co.                          1,302           120,435
Parker Hannifin Corp.                        2,480           111,600
Sherwin Williams Co.                         5,872           172,857
Textron Inc.                                12,617           820,105
Timken Co.                                   3,661           146,669
U.S.A. Waste Services Inc.                   2,099            83,698(a)
United Technologies Corp.                    5,459           442,179
                                                           5,635,942



                                           Number
                                        of Shares           Value
--------------------------------------------------------------------------------

Consumer - Cyclical -- 4.8%

ACNielsen Corp.                              2,929      $     70,296(a)
Automatic Data Processing Inc.               2,441           122,050
Disney (Walt) Co.                            5,719           461,094
Ford Motor Co.                               8,298           375,484
Gannett Inc.                                 2,442           263,583
Goodyear Tire & Rubber Co.                   2,359           162,181
Interpublic Group Cos. Inc.                  1,139            58,445
ITT Industries Inc.                          1,464            48,587
McDonalds Corp.                              5,532           263,462
Stanley Works                                2,961           127,323
Tele-Communications Inc. Liberty
  Media Group (Series A)                     1,990            59,576(a)
Xerox Corp.                                  6,996           588,976
                                                           2,601,057

Consumer - Stable -- 9.1%

Anheuser Busch Cos. Inc.                    13,341           602,013(h)
Archer-Daniels Midland Co.                   8,379           200,572
Colgate Palmolive Co.                        3,091           215,404
Conagra Inc.                                 4,881           322,146
CPC International Inc.                       4,393           406,902
General Mills Inc.                           2,766           190,681
Kimberly Clark Corp.                         6,183           302,581
Pepsico Inc.                                17,897           725,947
Philip Morris Cos. Inc.                      8,948           371,901
Procter & Gamble Co.                        10,738           741,593
Ralston Purina Co.                           2,278           201,603
Sara Lee Corp.                              10,413           536,269
Sysco Corp.                                  3,091           114,174
                                                           4,931,786

[GRAPHIC] Energy -- 11.9%

Amoco Corp.                                  6,508           627,209
Atlantic Richfield Co.                       4,474           382,247
Baker Hughes Inc.                            2,831           123,856
British Petroleum PLC ADR                    4,393           398,939
Burlington Resources Inc.                    4,068           208,739
Diamond Offshore Drilling Inc.               1,139            62,859
Exxon Corp.                                 16,758         1,073,559
Halliburton Co.                              4,718           245,336
Louisiana Land & Exploration Co.             2,278           178,396
Mobil Corp.                                  9,762           722,388
Nabors Industries Inc.                       5,695           221,749(a)
Royal Dutch Petroleum Co. ADR               13,830           767,565
Schlumberger Ltd.                            6,508           547,892
Texaco Inc.                                  7,158           439,770
Total S.A. (Class B) ADR                     3,742           214,463
Unocal Corp.                                 3,254           140,736
Western Atlas Inc.                           1,058            93,104(a)
                                                           6,448,807

[GRAPHIC] Financial -- 13.1%

American Express Co.                         6,996           572,797
AmSouth Bancorp                              1,139            55,170
Bank of New York Inc.                        4,881           234,288
BankAmerica Corp.                            1,952           141,154
BankBoston Corp.                             2,603           230,203
Bankers Trust New York Corp.                 1,139           139,527
Barnett Banks Inc.                           1,546           109,380
Beneficial Corp. (Rts.)                      1,546           117,786



----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                                           Number
                                        of Shares           Value
--------------------------------------------------------------------------------

Chase Manhattan Corp.                         3,254       $   383,972
Citicorp                                      7,414           993,013
Crestar Financial Corp. (Rts.)                1,302            61,031
Edwards A.G. Inc.                             2,471           126,948
Federal National Mortgage Assoc              16,994           798,718
First Chicago NBD Corp.                       1,302            97,976
ING Groep N.V. ADR                            2,620           120,356
Mellon Bank Corp.                             4,293           235,042
Merrill Lynch & Co. Inc.                      2,278           168,999
Morgan Stanley, Dean Witter,
  Discover & Co.                             22,167         1,198,403
Norwest Corp.                                 1,627            99,654
Summit Bancorp                                2,441           108,472
T. Rowe Price & Associates                    1,546           103,969
Travelers Group Inc.                         11,586           790,744
United States Bancorp                         2,278           219,827
                                                            7,107,429

[GRAPHIC] Healthcare -- 9.7%

Abbott Laboratories                           7,279           465,401
Allergan Inc.                                 7,322           264,965
American Home Products Corp.                  1,302            95,046
Baxter International Inc.                     2,408           125,818
Bristol-Myers Squibb Co.                     13,667         1,130,944
Cardinal Health Inc.                          1,627           115,517
Johnson & Johnson                            12,284           707,865
Merck & Co. Inc.                              8,623           861,761
Pfizer Inc.                                   6,183           371,366
Scherer (R.P.) Corp.                            651            40,321(a)
Schering Plough Corp.                        11,877           611,666
Smithkline Beecham PLC ADR                    4,556           222,675
Watson Pharmaceuticals Inc.                   3,905           233,324(a)
                                                            5,246,669

Insurance -- 5.7%

American International Group Inc.             6,818           703,532
Chubb Corp.                                   3,417           242,821
CIGNA Corp.                                     814           151,607
Equitable Cos. Inc. (Series B)                1,790            73,502
General Reinsurance Corp.                     2,522           500,617
Hartford Financial Services
  Group Inc.                                  1,952           167,994
Lincoln National Corp.                        3,579           249,188
Loews Corp.                                   3,823           431,760
Provident Cos. Inc.                           4,230           295,836
Reliastar Financial Corp.                     5,125           204,039
TIG Holdings Inc.                             1,627            56,640
                                                            3,077,536

Retail Trade -- 6.2%

American Stores Co.                           8,239           200,826
Costco Cos. Inc.                              6,752           254,044(a)
Dayton Hudson Corp.                           5,857           351,054
Federated Department Stores Inc.              5,369           231,538(a)
Home Depot Inc.                               6,833           356,170
Lowes Cos. Inc.                               4,881           188,529
Sears Roebuck & Co.                          12,855           731,931
Wal-Mart Stores Inc.                         28,961         1,060,697
                                                            3,374,789


                                             Number
                                          of Shares           Value
--------------------------------------------------------------------------------


[GRAPHIC] Technology -
 Electronics & Equipment -- 9.8%

3Com Corp.                                    3,742      $     191,778(a)
Applied Materials Inc.                          814             77,534(a)
Cisco Systems Inc.                            7,077            517,063(a)
Compaq Computer Corp.                         2,441            182,465(a)
Hewlett Packard Co.                          11,226            780,909
Intel Corp.                                  15,294          1,411,827
International Business Machines              13,992          1,482,277
Northern Telecom Ltd.                         1,546            160,687
Perkin Elmer Corp.                            1,302             95,127
Pitney Bowes Inc.                             1,952            162,382
Sun Microsystems Inc.                         2,034             95,217(a)
Varian Associates Inc. (Rts.)                 2,619            162,705
                                                             5,319,971

Technology - Software & Services -- 1.8%

Computer Associates
  International Inc.                          6,508            467,356
Equifax Inc.                                  6,183            194,378
First Data Corp.                              8,135            305,571
                                                               967,305

Transportation -- 2.4%

Burlington Northern Santa Fe                  5,206            503,030
Canadian Pacific Ltd.                        12,365            365,540
Continental Airlines Inc. (Class B)           7,670            302,006(a)
Delta Air Lines Inc.                          1,302            122,632
                                                             1,293,208

Utilities -- 7.7%

Airtouch Communications Inc.                  8,135            296,419  (a)
American Electric Power Inc.                  9,371            426,380
American Telephone &
  Telegraph Corp.                             5,857            259,538
Bell Atlantic Corp. - Pennsylvania            4,230            340,251
Bellsouth Corp.                               8,298            383,783
CMS Energy Corp.                              2,929            108,373
Duke Power Co.                                6,833            337,806
El Paso Natural Gas Co.                       1,952            118,218
Florida Progress Corp. (Rts.)                 3,254            107,382
FPL Group Inc.                                3,153            161,591
GTE Corp.                                     9,762            442,951
MCN Corp.                                     2,278             72,896
New Century Energies Inc.                     3,021            125,560
Pinnacle West Capital Corp.                   2,081             69,453
SBC Communications Inc.                       7,647            469,335
Sonat Inc.                                    4,881            248,321
WorldCom Inc.                                 6,508            230,221(a)
                                                             4,198,478
Total Common Stock
    (Cost $49,547,823)                                      52,946,725

--------------------------------------------------------------------------------
Preferred Stock -- 0.7%
--------------------------------------------------------------------------------

Microsoft Corp. (Series A), $2.20
   (Cost $369,778)                            4,214            369,778
Total Investments in Securities
   (Cost $49,917,601)                                       53,316,503



----------
See Notes to Schedule of Investments and Financial Statements

                                GE VALUE EQUITY FUND


                                                 Number
                                              of Shares               Value
--------------------------------------------------------------------------------
Short-Term Investments -- 0.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund                   74,000          $    74,000

SSgA Money Market Fund Class A                    1,841                1,841

SSgA U.S. Government Money
   Market Fund                                      118                  118

Total Short-Term Investments
   (Cost $75,959)                                                     75,959

Other Assets and Liabilities,
   net 1.6%                                                          878,823
                                                                 -----------
NET ASSETS -- 100%                                               $54,271,285
                                                                 ===========

Other Information
--------------------------------------------------------------------------------

The GE Value Equity Fund had the following long Futures Contracts open at September 30, 1997:

                                   Number
                  Expiration       of               Underlying      Unrealized
Description       Date             Contracts        Face Value      Loss
--------------------------------------------------------------------------------

S&P 500           Dec. 1997        1                $ 477,250       $ 3,625



[GRAPHIC] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE GE VALUE
          EQUITY FUND AT SEPTEMBER 30, 1997.

----------
See Notes to Schedule of Investments and Financial Statements

                         GESTRATEGIC INVESTMENT FUND

Q&A

The GE Strategic Investment Fund is managed jointly by David Carlson, Ralph Layman and Bob MacDougall. The fund follows an asset allocation strategy and each portfolio manager is responsible for investments within his area of expertise: Mr. Carlson manages the domestic equity investments in the portfolio (please refer to page 12 for Dave's biographic-al details), Mr. Layman manages the international equity holdings within the portfolio (please refer to page 3 for Ralph's biographical details) and Mr. MacDougall manages the fixed income related investments in the portfolio (please refer to page 43 for Bob's biographical details).


Q. How did the GE Strategic Investment Fund's industry benchmarks and Lipper peers perform for the one-year period ended September 30, 1997?

A. The 333 Balanced funds that comprise our peer group as tracked by Lipper Analytical Services had an average return of 24.0% for the one-year period ended September 30, 1997. As for the various asset classes, U.S. stocks, as measured by the Standard & Poor's 500 Composite Index, returned 40.49%, and bonds, according to the Lehman Brothers Aggregate Bond Index, posted a 9.74% return for the same period. To see how your class of shares in the GE Strategic Investment Fund performed compared to the aforementioned benchmarks, please refer to the following page.

Q.   Please elaborate on the fund's performance.

A. The fund's relative underweighting in the United States detracted from our performance, as U.S. equities continued to post superior investment results compared to most markets around the globe. While the fund's exposure to bonds contributed favorably to our investments, it fell short of producing returns that equalled those recorded by equities. Finally, the fund's relatively high cash position also took away from the investment results. We maintained this position due to our concern over current valuations in the U.S. market and a lingering threat that the Federal Reserve would raise interest rates to keep inflation under control.

Q. What is the current allocation of assets among U.S. stocks, international stocks, bonds and cash and explain the reasons behind your asset allocation strategy?

A. At the end of the period, U.S. stocks comprised 41% of the total fund, international stocks 19%, bonds 30%, and cash 10%. Early in the period, we reduced our allocation to U.S. stocks due to our concerns over valuations. We increased our position in international stocks because of the attractively priced investment opportunities beyond our borders.

Q.   What is your outlook for the fund?

A. Looking ahead, we remain somewhat cautious on the stock market. The pickup in economic activity may lead to higher interest rates, but we are likely to view any significant upturn in interest rates as a long-term buying opportunity. Should the stock market correct in any meaningful way in the months ahead, we intend to employ some of our cash reserves to purchase select, high-quality investments that meet our strict criteria for investment. As always, we will continue to manage the fund to minimize the impact of market volatility while seeking the fund's long-term growth objective.

                         GESTRATEGIC INVESTMENT FUND


================================================================================
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1997
================================================================================


            GNMA Pool 8.50% 10/15/17              1.52%
--------------------------------------------------------------------------------
            U.S. Treasury Bonds 10.63% 8/15/15    1.51%
--------------------------------------------------------------------------------
            Schlumberger Ltd.                     1.50%
--------------------------------------------------------------------------------
            First Data Corp.                      1.43%
--------------------------------------------------------------------------------
            U.S. Treasury Bonds 6.63% 2/15/27     1.42%
--------------------------------------------------------------------------------
            Travelers Group Inc.                  1.35%
--------------------------------------------------------------------------------
            U.S. Treasury Notes 5.88% 7/31/99     1.30%
--------------------------------------------------------------------------------
            U.S. Treasury Bonds 13.75% 8/15/04    1.29%
--------------------------------------------------------------------------------
            Dover Corp.                           1.26%
--------------------------------------------------------------------------------
            U.S. Treasury Bonds 12.50% 8/15/14    1.25%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income securities.


                         * LIPPER PERFORMANCE COMPARISON
                               Balanced Peer Group
       Based on average annual total returns for the periods ended 9/30/97

                                               One                Three
                                              Year                Year
  Number of funds
  in category:                                 333                 209
  Peer group average
  total return:                               24.0%               18.5%
  Lipper categories
  in peer group:                                        Balanced

  *See Notes to Performance for explanation of peer categories

                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                     ONE           THREE         SINCE
                                    YEAR           YEAR      INCEPTION

GE Strategic Investment            22.16%         18.48%        14.13%
GE Strategic Investment
w/load                             15.14%         16.17%        12.34%
(maximum load-5.75%)
S&P 500                            40.49%         29.92%        23.73%

LB Aggregate                        9.74%          9.50%         6.57%

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                     ONE           THREE         SINCE
                                    YEAR           YEAR      INCEPTION

GE Strategic Investment            21.57%         17.88%         13.57%

GE Strategic Investment w/load     17.57%         17.40%         13.40%
maximum load                         4.0%           2.0%           1.0%

S&P 500                            40.49%         29.92%         23.73%

LB Aggregate                        9.74%          9.50%          6.57%

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                   [GRAPHIC]
                                   LINE CHART


                         AVERAGE ANNUAL
                          TOTAL RETURN

                                     ONE           THREE          SINCE
                                    YEAR           YEAR       INCEPTION

GE Strategic Investment            22.45%         18.73%         13.65%
S&P 500                            40.49%         29.92%         20.96%
LB Aggregate                        9.74%          9.50%          6.65%

--------------------------------------------------------------------------------

                                 CLASS D SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                     ONE           THREE          SINCE
                                    YEAR           YEAR       INCEPTION

GE Strategic Investment            22.76%         19.08%         14.69%
S&P 500                            40.49%         29.92%         23.54%
LB Aggregate                        9.74%          9.50%          6.57%

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                          GE STRATEGIC INVESTMENT FUND


                                   [GRAPHIC]
                                   PIE CHART

GE STRATEGIC INVESTMENT FUND

Domestic Equity          40.8%
Foreign Equity           19.1%
Bonds and Notes          29.6%
Cash and Other           10.5%



                                                  Number
                                               of Shares            Value
--------------------------------------------------------------------------------

Domestic Equity -- 40.6%
--------------------------------------------------------------------------------

Basic Materials -- 1.0%

Air Products & Chemicals Inc.                      5,000         $  414,687
Airgas Inc. (Rts.)                                18,500            313,344(a)
Morton International Inc.                         16,000            568,000
                                                                  1,296,031

[GRAPHIC] Capital Goods -- 5.1%

Alleghany Corp. Delaware                           1,040            263,640
AlliedSignal Inc.                                 34,000          1,445,000
AMP Inc.                                           8,000            428,500
Browning-Ferris Industries Inc.                    4,000            152,250
Dover Corp.                                       23,000          1,561,125
Emerson Electric Co.                               5,000            288,125
Hubbell Inc. (Class B)                            19,500            901,875
Molex Inc. (Class A)                              12,000            489,000
Sherwin Williams Co.                               5,600            164,850
Tyco International Ltd.                            3,800            311,837
Waste Management Inc.                             10,000            349,375
                                                                  6,355,577

[GRAPHIC] Consumer - Cyclical -- 4.8%

Automatic Data Processing Inc.                    17,500            875,000
Carnival Corp. (Class A)                           8,000            370,000
Catalina Marketing Corp.                           4,543            235,668(a)
Circus Circus Enterprises Inc.                     8,000            201,500(a)
Comcast Corp. (Class A)                           18,000            463,500
CUC International Inc.                             9,500            294,500(a)
Disney (Walt) Co.                                 10,000            806,250
Gannett Inc.                                       3,800            410,162
Harman International
   Industries Inc.                                 6,500            325,406
Interpublic Group Cos. Inc.                       10,500            538,781
McDonalds Corp.                                    6,500            309,563
Stanley Works                                      5,500            236,500
Tele-Communications Inc.                           7,276            150,068(a)
Tele-Communications Inc. (Series A)               12,724            260,842(a)
Tele-Communications Inc. Liberty
  Media Group (Series A)                          11,000            329,312(a)



                                                  Number
                                               of Shares            Value
--------------------------------------------------------------------------------

Time Warner Inc.                               3,800        $  205,913
                                                             6,012,965

Consumer - Stable -- 3.3%

Anheuser Busch Cos. Inc.                       7,600           342,950
Avon Products Inc.                             6,400           396,800
Coca Cola Co.                                  1,500            91,406
Colgate Palmolive Co.                          2,400           167,250
Gillette Co.                                   3,200           276,200
Kimberly Clark Corp.                          20,500         1,003,219
Pepsico Inc.                                  19,000           770,688
Philip Morris Cos. Inc.                       20,000           831,250
Procter & Gamble Co.                           2,400           165,750
                                                             4,045,513

[GRAPHIC] Energy -- 2.6%

Amoco Corp.                                    1,700           163,838
Anadarko Petroleum Co.                         4,300           308,794
Atlantic Richfield Co.                         4,600           393,012
Baker Hughes Inc.                              8,500           371,875
Exxon Corp.                                   11,000           704,687
Texaco Inc.                                    9,200           565,225
Union Pacific Resources Group Inc.             7,000           183,313
Unocal Corp.                                  13,000           562,250
                                                             3,252,994

[GRAPHIC] Financial -- 5.5%

American Express Co.                           6,000           491,250
Citicorp                                       9,000         1,205,437
Countrywide Credit Industries                 10,000           364,375
Federal National Mortgage Assoc               30,500         1,433,500
Morgan Stanley, Dean Witter,
  Discover & Co.                               3,200           173,000
State Street Corp.                            12,500           761,719
Travelers Group Inc.                          24,500         1,672,125
Wells Fargo &  Co.                             2,700           742,500
                                                             6,843,906

[GRAPHIC] Healthcare -- 7.3%

Abbott Laboratories                           19,500         1,246,781
American Home Products Corp.                   5,500           401,500
Bristol-Myers Squibb Co.                      13,000         1,075,750
Cardinal Health Inc.                          12,000           852,000
Dentsply International Inc.                    6,000           336,000
Eli Lilly & Co.                                4,500           541,969
Johnson & Johnson                             22,000         1,267,750
Lincare Holdings Inc.                          7,000           353,063(a)
Merck & Co. Inc.                               7,900           789,506
Pfizer Inc.                                   17,500         1,051,094
Scherer (R.P.) Corp.                           6,000           371,625(a)
Sun Healthcare Group Inc.                      6,500           133,656(a)
Tenet Healthcare Corp.                         6,400           186,400
Watson Pharmaceuticals Inc.                    6,500           388,375(a)
                                                             8,995,469

Insurance -- 2.7%

American International Group Inc.              6,750           696,516
Chubb Corp.                                    6,000           426,375
General Reinsurance Corp.                      2,500           496,250
Loews Corp.                                    8,000           903,500



----------
See Notes to Schedule of Investments and Financial Statements

                                                    GE STRATEGIC INVESTMENT FUND


                                                   Number
                                                of Shares            Value
--------------------------------------------------------------------------------

Marsh & McLennan Cos. Inc.                          9,000         $  689,625
UNUM Corp.                                          2,000             91,250
                                                                   3,303,516

Miscellaneous -- 0.3%
SPDR Trust                                          4,000            378,000


Retail Trade -- 1.0%
Arbor Drugs Inc.                                   12,750            296,438
Home Depot Inc.                                     7,500            390,937
Toys 'R Us Inc.                                    15,000            532,500
                                                                   1,219,875

Technology - Electronics & Equipment -- 1.7%
Applied Materials Inc.                              2,500            238,125(a)
Cisco Systems Inc.                                  4,000            292,250(a)
Hewlett Packard Co.                                 3,900            271,294
Intel Corp.                                        14,000          1,292,375
                                                                   2,094,044

Technology - Software & Services -- 2.8%
Equifax Inc.                                       38,000          1,194,625
First Data Corp.                                   47,000          1,765,437
Microsoft Corp.                                     3,800            502,788(a)
                                                                   3,462,850

Transportation -- 0.5%
Pittston Brinks Group                               5,500            220,344
Union Pacific Corp. N.V                             5,700            356,962
                                                                     577,306

Utilities -- 2.0%
Airtouch Communications Inc.                       40,000          1,417,500(a)
Bell Atlantic Corp. - Pennsylvania                  1,536            123,552
GTE Corp.                                           4,000            181,500
NTL Inc.                                           24,000            633,000(a)
WorldCom Inc.                                       3,000            106,125(a)
                                                                   2,461,677
Total Domestic Equity
    (Cost $30,096,099)                                            50,299,723

--------------------------------------------------------------------------------
Foreign Equity -- 18.8%
--------------------------------------------------------------------------------

Basic Materials -- 0.7%

Banpu Public Company Ltd.                            300             3,074
BASF AG                                            3,346           120,816
Billiton PLC                                      48,300           186,921(a)
Fresenius Medical Care AG                            747            51,175
Iscor Ltd.                                        53,464            34,071
SGL Carbon AG                                      2,044           300,198
Usinor Sacilor                                     6,152           124,333
                                                                   820,588

[GRAPHIC] Capital Goods -- 2.5%

ABB AG                                               262           385,866
Alcatel Alsthom                                    1,468           195,233
Barlow Ltd.                                        5,958            68,075
Bombardier Inc. (Class B)                          7,450           150,935



                                                  Number
                                               of Shares            Value
--------------------------------------------------------------------------------

Grupo Carso S.A. de C.V. ADR                       8,314         $  130,114
Holderbank Financiere Glarus AG                      908              5,396
Lyonnaise Des Eaux S.A                             1,778            198,400
Mannesmann AG                                        738            351,677
NEC Corp.                                          8,000             97,456
PT Mulia Industrindo                             105,000             19,947
Schneider S.A                                      4,038            254,900
Siebe PLC                                         22,868            459,827
Siemens AG                                         4,415            298,215
VA Technologie AG                                  1,465            314,076
Valeo S.A                                          1,135             74,536
Valmet Corp.                                         164              2,681
                                                                  3,087,334

[GRAPHIC] Consumer - Cyclical -- 2.9%

Airtours PLC                                      20,177            342,923
Autoliv Inc. SDR                                   7,053            299,317
Canon Inc.                                        16,000            468,053
Comcast UK Cable Partners
  Ltd. (Class A)                                  10,000            102,500
Cordiant PLC                                      29,890             57,837
Daimler-Benz AG                                    2,183            180,130
Electrolux AB (Series B)                           1,346            105,196
Granada Group PLC                                 20,990            295,817
Gucci Group N.V. ADR                                 748             35,063
Honda Motor Co.                                   10,000            348,885
Industrie Natuzzi SPA ADR                          1,617             38,303
Johnson Electric Holdings                         22,800             62,171
Kinnevik AB (Series B)                             1,074             23,993
Lai Sun Hotels International Ltd.                  4,415                223(a)
LucasVarity PLC                                   37,809            142,358
Michelin CGDE (Regd.) (Class B)                    1,935            109,916
Modern Times MTG Group AB
  (Series B)                                       1,074              8,422(a)
PolyGram N.V                                         488             28,270
Reed International PLC                            24,652            209,490
Renault S.A                                        6,198            183,768
Sony Corp.                                         4,900            462,915
Suzuki Motor Corp.                                12,000            115,356
Tata Engineering & Locomotive
  Co. Ltd.                                           791              7,317
Television Broadcasts Ltd.                         8,000             28,328
                                                                  3,656,551

Consumer - Stable -- 0.5%

Bass PLC                                           2,743             36,977
Coca Cola Amatil Ltd.                             10,095            108,234
Gruma S.A. de C.V. (Series B)                     11,569             54,794
Nestle S.A. (Regd.)                                  131            182,485
Panamerican Beverages Inc. (Class A)               4,262            166,484
San Miguel Corp.                                  60,710             97,664
                                                                    646,638

[GRAPHIC] Energy -- 3.4%

Coflexip S.A. ADR                                  3,971            223,369
ENI SPA (Regd.)                                   10,925             68,797
OMV AG                                               725            108,148
Repsol S.A                                         5,622            242,928
Royal Dutch Petroleum Co. ADR                     18,000            999,000
Saga Petroleum (Series A)                            259              5,467
Schlumberger Ltd.                                 22,000          1,852,125
Total S.A. (Class B)                               4,864            556,692
Veba AG                                            2,609            152,454
                                                                  4,208,980


----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                                                   Number
                                                of Shares            Value
--------------------------------------------------------------------------------

[GRAPHIC] Financial -- 2.3%

Alpha Credit Bank (Regd.)                          1,208        $   88,691
Banco Comercial Portugues (Regd.)                  8,787           185,565
Banco Comercial Portugues ADR                      3,339            70,536
Banco Santander S.A. (Regd.)                       4,694           153,773
Cheung Kong (Holdings) Ltd.                       19,000           213,621
China Resources Development                       16,000            66,994
Credito Italiano                                  69,558           187,823
DBS Land Ltd.                                     14,000            34,050
Den Danske Bank                                    2,114           230,285
Grupo Financiero Bancomer
  S.A. ADR (Series C)                              5,582            75,357(a,b)
HSBC Holdings PLC (Regd.)                         12,221           409,051
ING Groep N.V                                      7,172           329,358
Investor AB (Series B)                               672            35,958
Istituto Bancario San
  Paolo di Torino                                  9,606            76,129
Kookmin Bank                                       1,771            21,322
Kookmin Bank GDR                                     320             4,080(b)
Lai Sun Development Co. Ltd.                      41,000            37,355
Merita Ltd. (Series A)                            40,674           192,955
Metro Bank & Trust Co.                             4,400            39,217
New World Development Co. Ltd.                    12,853            77,736
Sumitomo Realty & Development                     10,000            79,142
Sumitomo Sitix Corp.                               3,000            57,927
Uniao de Banco Brasileiro S.A. GDR                 5,015           183,674
                                                                 2,850,599

[GRAPHIC] Healthcare -- 1.3%

Gehe AG                                            2,282           123,208
Medeva PLC                                        50,684           171,629
Novartis AG (Regd.)                                  349           535,114
PT Astra International Inc.                      139,000           125,691
Roche Holdings AG                                     17           150,784
Smithkline Beecham PLC ADR                         9,000           439,875
Teva Pharmaceutical
  Industries Ltd. ADR                              2,017           112,448
                                                                 1,658,749

Insurance -- 0.6%
AXA-UAP                                            3,559           238,760
Pohjola Insurance Group (Series B)                   882            31,506
Sampo Insurance Co. Ltd.                             502            54,081
Schw Rueckversicher (Regd.)                          981            46,960
Zurich Versicherungsgesellschaft
  (Regd.)                                            594           258,527
                                                                   729,834

Retail Trade -- 0.6%
Carrefour S.A                                        399           248,642
Credit Saison Co. Ltd.                            12,750           346,565
Giordano International Ltd.                       94,000            60,739
Tag Heuer International S.A                          608            81,518
                                                                   737,464

Technology - Electronics & Equipment -- 1.0%
Brambles Industries Ltd.                          15,670           327,050
ECI Telecommunications Ltd.                        9,423           305,070
Ericson LM Telephone (Series B)                    1,082            51,979
Murata Manufacturing Co. Ltd.                      3,000           129,775
NetCom Systems AB (Series B)                       3,312            50,198(a)
Rohm Co.                                           3,000           353,029
                                                                   1,217,101



                                                  Number
                                               of Shares            Value
--------------------------------------------------------------------------------


Technology - Software & Services -- 1.5%
Cap Gemini S.A                                     2,869       $    186,184
Dimension Data Holdings Ltd.                      33,621            140,673
NTT Data Corp.                                         7            317,312
Reuters Holdings PLC ADR
  (Class B)                                       17,000          1,211,250
                                                                  1,855,419

Transportation -- 0.6%
Burns, Philp & Co. Ltd.                          115,250             85,339
IHC Caland N.V                                     3,960            249,701
Railtrack Group PLC                               28,492            412,480
                                                                    747,520

Utilities -- 0.9%
BSES Ltd. GDR                                      1,272             25,758
DDI Corp.                                             44            220,966
Edison SPA                                        15,670             84,335
EDP - Electricidade de
  Portugal S.A                                       574              9,857
Korea Electric Power Corp.                         1,951             43,285
Telecom Italia Mobile SPA                        104,771            415,770
Telecomunicacoes Brasileiras
  S.A. ADR                                           623             80,211
Telefonica del Peru S.A. ADR
  (Class B)                                        8,605            203,293
                                                                  1,083,475
Total Foreign Equity
    (Cost $18,300,329)                                           23,300,252

                                                 Principal
                                                    Amount           Value
--------------------------------------------------------------------------------

Bonds and Notes -- 29.6%
--------------------------------------------------------------------------------

Federal Agencies -- 0.5%
Federal National Mortgage Assoc.
5.82%    08/25/99                                 $  225,000        224,543
6.41%    07/08/02                                    200,000        201,844
6.99%    07/09/07                                    210,000        211,804
Total Federal Agencies
   (Cost $633,161)                                                  638,191

U.S. Treasuries -- 11.8%
U.S. Treasury Bonds
13.75%   08/15/04                                  1,123,000      1,596,412(h)
12.00%   05/15/05                                    274,000        370,114(h)
12.50%   08/15/14                                  1,028,000      1,547,623(h)
10.625%  08/15/15                                  1,298,000      1,871,145(h)
6.625%   02/15/27                                  1,720,000      1,761,125(h)
6.375%   08/15/27                                    464,000        461,967(h)
                                                                  7,608,386
U.S. Treasury Notes
5.875%   01/31/99                                  1,369,000      1,371,136(h)
6.00%    06/30/99                                  1,212,000      1,215,975(h)
5.875%   07/31/99                                  1,608,000      1,609,254(h)
5.875%   08/31/99                                    381,000        381,297(h)
7.75%    12/31/99                                    181,000        188,126(h)
6.00%    08/15/00                                    345,000        346,132(h)
6.625%   07/31/01                                    895,000        914,574(h)
6.25%    08/31/02                                    733,000        739,641(h)
6.625%   05/15/07                                    185,000        191,070
6.125%   08/15/07                                     45,000         45,021
                                                                  7,002,226
Total U.S. Treasuries
   (Cost $14,403,471)                                            14,610,612



----------
See Notes to Schedule of Investments and Financial Statements

                                                    GE STRATEGIC INVESTMENT FUND

                                                 Principal
                                                    Amount           Value
--------------------------------------------------------------------------------

Asset Backed -- 0.8%
Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                               $   21,713        $  21,340
Carco Auto Loan Master Trust
6.689%   08/15/04                                  148,000          148,370
First Plus Home Improvement Loan Trust
7.80%    03/20/16                                   44,000           45,891
First USA Credit Card Trust
5.766%   02/17/05                                   42,000           42,007
Green Tree Recreational, Equipment &
  Consumer Trust
6.49%    02/25/18                                   70,000           70,284
IMC Home Equity Loan Trust
7.23%    05/20/27                                   73,000           74,916
Iroquois Trust
6.68%    11/10/03                                  118,000          118,221
6.75%    06/25/07                                  141,000          141,265(b)
Provident Bank Home Equity Loan Trust
6.72%    01/25/13                                  211,493          211,505
Tiers Trust
6.688%   11/17/03                                   94,000           94,000
Total Asset Backed
   (Cost $962,739)                                                  967,799

Corporate Notes -- 7.3%
Abbey National PLC
7.35%    10/29/49                                   42,000           42,961
AFC Capital Trust
8.207%   02/03/27                                  100,000          106,966
Aon Capital Trust
8.205%   01/01/27                                  100,000          107,375
Bancomer S.A.
9.00%    06/01/00                                   60,000           61,650(b)
Bangkok Bank PLC
7.25%    09/15/05                                   25,000           22,995(b)
Bank Austria AG
7.25%    02/15/17                                  250,000          253,182
Bell Telephone Co. - Canada
9.50%    10/15/10                                   55,000           67,912
BT Preferred Capital Trust
7.875%   02/25/27                                  120,000          119,435
Carter Holt Harvey Ltd.
8.875%   12/01/04                                  200,000          223,838
China International Trust
    & Investment Corp.
9.00%    10/15/06                                   35,000           38,773
Circus Circus Enterprises Inc.
6.70%    11/15/96                                   70,000           69,051
Cleveland Electric Co. - Toledo Edison
7.19%    07/01/00                                   30,000           30,353(b)
Conseco Inc.
8.70%    11/15/26                                   90,000           95,935
Continental Cablevision Inc.
8.50%    09/15/01                                   70,000           74,704
8.30%    05/15/06                                   40,000           43,342
CSX Corp.
7.05%    05/01/02                                   85,000           86,275
DDR Pass-Through Asset Trust
7.125%   03/15/02                                  330,000          333,894(b)
Deutsche Bank Financial Inc.
6.70%    12/13/06                                   85,000           84,913
Empresa Nacional De Electricidad
8.125%   02/01/97                                   65,000           69,724
Farmers Insurance Exchange
8.625%   05/01/24                                   90,000           95,999(b)



                                                Principal
                                                   Amount             Value
--------------------------------------------------------------------------------

FBOP Capital Trust
10.20%   02/06/27                               $   85,000        $  93,642(b)
Federated Department Stores Inc.
10.00%   02/15/01                                  145,000          160,480
First Security Capital
8.41%    12/15/26                                   41,000           43,362
Ford Motor Credit Corp.
7.32%    05/23/02                                  187,000          189,337
Freeport Term Malta Ltd.
7.50%    03/29/09                                   55,000           57,037(b)
Fujian International Trust &
  Investment Corp.
7.375%   08/25/07                                  100,000           98,355(b)
Guangdong International Trust &
  Investment Corp.
8.875%   05/22/07                                  100,000          102,659(b)
8.75%    10/24/16                                  100,000          106,485(b)
Hutchinson Whampoa Finance Ltd.
7.50%    08/01/27                                  100,000           98,475(b)
Hydro-Quebec
8.05%    07/07/24                                   95,000          106,421
8.25%    04/15/26                                   50,000           55,377
Ikon Capital Resource Inc.
6.27%    07/19/99                                  150,000          150,408
Ikon Office Solutions Inc.
6.75%    12/01/25                                  200,000          187,140
Industrial Finance Corp.
7.00%    08/04/07                                  141,000          139,972(b)
Integon Capital
10.75%   02/15/27                                   90,000          112,476
Israel Electric Corp. Ltd.
8.10%    12/15/96                                   25,000           26,158(b)
Korea Development Bank
7.125%   09/17/01                                  170,000          170,904
7.375%   09/17/04                                  100,000          100,636
Korea Electric Power Corp.
7.75%    04/01/13                                   48,000           48,019
Landeskreditbank Baden
7.875%   04/15/04                                   40,000           43,166
Lehman Brothers Holdings Inc.
6.90%    03/30/01                                  115,000          116,852
Loewen Group International Inc.
6.70%    10/01/99                                  500,000          498,995(b)
7.50%    04/15/01                                  180,000          183,843
Long Island Lighting
7.30%    07/15/99                                   80,000           81,050
Meditrust Exercisable Put
7.114%   08/15/04                                  100,000          100,600
MIC Financing Trust
8.375%   02/01/27                                  130,000          133,574(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                                   40,000           41,400
National Westminster Bank PLC
7.75%    04/29/49                                   35,000           36,783
New York State Dormitory
  Authority Revenue
6.32%    04/01/99                                   90,000           90,239
News America Holdings Inc.
8.15%    10/17/36                                  210,000          215,137
Norfolk Southern Corp.
7.90%    05/15/97                                  138,000          148,798
North Atlantic Energy Corp.
9.05%    06/01/02                                   82,000           82,932
NRG Energy Inc.
7.50%    06/15/07                                  160,000          164,306(b)
NWCG Holding Corp.
6.44%    06/15/99                                  120,000          107,795(d)


----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                                                Principal
                                                   Amount             Value
--------------------------------------------------------------------------------

Ontario Province of Canada
6.125%   06/28/00                               $ 250,000        $  250,635
Oryx Energy Co.
10.00%   06/15/99                                 100,000           104,971
9.50%    11/01/99                                  75,000            78,872
Paramount Communications Inc.
5.875%   07/15/00                                 150,000           146,870
Petroleos Mexicanos
7.75%    10/29/99                                  50,000            50,813(b)
Philip Morris Cos. Inc.
7.20%    02/01/07                                  30,000            30,253
Raytheon Co.
7.20%    08/15/27                                 230,000           229,568
Reliance Industries Ltd.
10.50%   08/06/46                                  30,000            34,994(b)
10.25%   01/15/97                                  33,000            36,609(b)
Republic New York Corp.
7.20%    07/15/97                                  75,000            74,166
Republic of Columbia
7.25%    02/15/03                                  35,000            34,897
Republic of Panama
7.875%   02/13/02                                  50,000            50,125(b)
Republic of Philippines
8.60%    06/15/27                                  20,000            19,003
Riggs Capital Trust
8.625%   12/31/26                                  40,000            41,070(b)
RJR Nabisco Inc.
8.00%    07/15/01                                 125,000           127,950
St. George Funding Co.
8.485%   12/31/49                                 100,000           105,234(b)
Sun Life Canada Capital Trust
8.526%   05/29/49                                  95,000           100,287(b)
Taubman Realty Group L.P.
8.00%    06/15/99                                  80,000            82,006
TCI Communications Inc.
8.65%    09/15/04                                  85,000            91,999
6.69%    03/31/06                                 100,000            99,699
Tele-Communications Inc.
6.469%   12/20/00                                  71,000            71,710
Tenet Healthcare Corp.
8.00%    01/15/05                                  70,000            71,400
Time Warner Inc.
4.90%    07/29/99                                 100,000            97,461(b)
6.10%    12/30/01                                 180,000           175,624(b)
Total Access Communication PLC
7.625%   11/04/01                                 185,000           179,912(b)
Triton Energy Ltd.
8.75%    04/15/02                                  67,000            69,527
Washington Mutual Capital
8.375%   06/01/27                                  65,000            67,925
Waterford Funding Corp.
8.09%    01/02/17                                 200,000           206,002
WorldCom Inc.
7.55%    04/01/04                                  65,000            67,408
Yale University Notes
7.375%   04/15/96                                  65,000            68,108
Total Corporate Notes
   (Cost $8,796,251)                                              8,987,188


                                                Principal
                                                   Amount             Value
--------------------------------------------------------------------------------

Mortgage-Backed -- 9.2%

Federal Home Loan Mortgage Corp.
9.00%    04/01/16                                $  46,806      $  50,071
9.00%    07/01/16                                   95,054        101,678
9.00%    02/01/17                                  190,302        203,547
9.00%    06/01/21                                   80,491         86,804(h)
9.00%    12/01/24                                  382,203        408,001
9.00%    03/01/25                                1,114,565      1,187,936
9.00%    04/01/25                                  853,777        909,981
9.00%    07/01/25                                   77,580         82,687
8.00%    10/01/25                                  284,160        293,926
9.00%    10/01/25                                  409,333        436,280
9.00%    12/01/25                                   86,592         92,292
8.00%    01/01/26                                  220,430        227,867
8.00%    02/01/26                                   84,445         87,294
                                                                4,168,364
Federal National Mortgage Assoc.
6.50%    01/01/04                                   13,165         13,146
8.50%    04/01/17                                   25,089         26,448(h)
9.00%    10/01/24                                  106,091        113,296
8.50%    12/01/24                                  228,039        239,334
7.50%    TBA                                            10             10(c)
                                                                  392,234
Government National Mortgage Assoc.
8.50%    10/15/17                                1,767,284      1,878,269
8.00%    01/15/23                                   33,710         34,984
8.00%    09/15/23                                  277,593        288,089
8.00%    11/15/23                                   65,685         68,230
8.00%    12/15/23                                  128,674        133,539
6.50%    02/15/24                                  476,509        467,575(b)
6.50%    03/15/24                                  567,941        557,292
                                                                3,427,978
Collateralized Mortgage Obligations
Amresco Commercial Mortgage Funding Corp.
6.73%    06/17/29                                   90,030         90,734
Asset Securitization Corp.
7.41%    01/27/27                                  120,000        126,356
BHN Mortgage Trust
7.916%   02/15/12                                   37,903         38,614
Collateralized Mortgage Obligation Trust
5.42%    09/01/15                                   34,136         29,623(d,f)
5.76%    11/01/18                                   38,486         27,085(d,f)
Community Program Loan Trust
4.50%    10/01/18                                  163,113        143,973
CS First Boston Mortgage Securities Corp.
6.425%   08/20/30                                   45,794         45,866
DLJ Mortgage Acceptance Corp.
6.55%    11/15/06                                  124,000        124,078
6.65%    12/17/27                                   31,354         31,540
Federal Home Loan Mortgage Corp.
8.00%    04/15/20                                   29,824         30,826
5.36%    04/01/27                                   71,110         47,710(d,f)
Federal National Mortgage Assoc.
7.148%   10/17/09                                   81,000         83,202
6.965%   07/25/10                                   40,000         40,712
8.50%    03/01/17                                   22,379          6,182(g)
8.50%    04/01/17                                   44,430         12,274(g)
8.50%    01/01/18                                    7,601          2,100(g)
7.00%    06/18/20                                  182,122        183,687
7.41%    03/25/21                                   95,000         99,023
9.00%    05/25/22                                   81,954         23,767(g)
8.50%    07/25/22                                  106,248         29,213(g)
7.50%    05/01/23                                  388,445        117,019(g)
5.48%    07/01/26                                   14,076         10,183(d)
5.51%    04/01/27                                   70,037         50,580(d,f)
Federal National Mortgage Assoc. REMIC
7.623%   12/17/04                                  100,378        104,957
6.856%   06/17/11                                   61,000         62,030


----------
See Notes to Schedule of Investments and Financial Statements

                                                    GE STRATEGIC INVESTMENT FUND

                                                Principal
                                                   Amount             Value
--------------------------------------------------------------------------------

6.909%   06/25/16                              $   84,000      $   85,050
6.79%    07/25/20                                 101,000          91,910(d,f)
5.97%    12/25/22                                  80,873          63,283(d,f)
8.86%    09/25/23                                 195,000         130,650(d,f)
GS Mortgage Securities Corp.
6.86%    07/13/30                                 117,000         118,828
Mid State Trust
7.54%    07/01/25                                  31,489          32,389
Morgan Stanley Capital Inc.
6.476%   10/15/10                                 137,938         139,188(b)
6.86%    07/15/29                                 135,771         137,256
Residential Assets Securitization Trust
7.75%    04/25/27                                 164,600         168,561
7.75%    06/25/27                                  86,770          89,698
7.50%    08/25/27                                 140,200         145,063
Sawgrass Finance REMIC Trust
6.45%    01/20/06                                  60,000          60,262
Structured Asset Securities Corp.
5.65%    09/25/99                                  72,000          72,000(b)
8.495%   04/25/27                                 128,261         132,911
3.97%    02/25/28                                 960,298          50,115(d,g)
Vornado Finance Corp.
6.36%    12/01/00                                 355,000         354,779(b)
                                                                3,433,277
Total Mortgage-Backed
   (Cost $11,265,612)                                          11,421,853

Total Bonds and Notes
    (Cost $36,061,234)                                         36,625,643


                                               Number
                                            of Shares              Value
--------------------------------------------------------------------------------

Preferred Stock -- 0.5%
--------------------------------------------------------------------------------

Domestic Preferred -- 0.2%

AirTouch Communications Inc.
  (Class B), 6.00%                             3,000              97,687(a)
New Plan Realty Trust, 7.80%                   2,115             109,257
Simon DeBartolo Group Inc.
  (Series C), 7.89%                            1,455              73,642
                                                                 280,586
International Preferred -- 0.3%

Banco Comercial Portugues                        298              22,350
Fresenius Medical Care AG                      1,114              62,101
Telecomunicacoes de Sao Paulo S.A.           824,273             251,303
Telecomunicacoes de Sao Paulo S.A.            30,536               9,310(a)
                                                                 345,064
Total Preferred Stock
  (Cost $593,147)                                                625,650

Total Investments in Securities
  (Cost $85,050,810)                                         110,851,268


                                               Number
                                            of Shares              Value
--------------------------------------------------------------------------------

Short-Term Investments -- 10.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund                25,000          $   25,000


                                                Principal
                                                   Amount             Value
--------------------------------------------------------------------------------
U.S. Government Agency -- 10.6%

Federal National Mortgage Assoc.
6.05%    10/01/97                             $13,130,000        $ 13,130,000

Total Short-Term Investments
   (Cost $13,155,000)                                              13,155,000


                                                  Number
        Expiration Date/                              of
            Strike Price                       Contracts             Value
--------------------------------------------------------------------------------

Call Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bonds Oct. 97/101.2              115,000                (54)
  (Premium $(467))

--------------------------------------------------------------------------------
Put Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bonds Oct. 97/95.25              288,000                (22)
  (Premium $(1,350))

Other Assets and Liabilities,
   net (0.1%)                                                     (150,363)
--------------------------------------------------------------------------------

NET ASSETS --  100%                                           $123,855,829
================================================================================



[GRAPHIC] ICONS REPRESENT THE TOP FIVE COMBINED INDUSTRY WEIGHTINGS FOR THE
          DOMESTIC AND FOREIGN EQUITIES IN THE GE STRATEGIC INVESTMENT FUND AS OF SEPTEMBER 30, 1997.


----------
See Notes to Schedule of Investments and Financial Statements

                               GE TAX-EXEMPT FUND


Q&A


Barbara A. Brinkley, a Manager of Brown Brothers Harriman and Co. and a member of its U.S. Bond Policy Group and its Fixed Income Credit Committee, is the Portfolio Manager of the Tax-Exempt Fund. Ms. Brinkley has been employed by Brown Brothers since 1976. Throughout her career with Brown Brothers, and during her previous four years with American Re-Insurance Company, Ms. Brinkley has specialized as a municipal bond credit analyst, trader and portfolio manager. Ms. Brinkley is a member and former chairman of the Municipal Analysts Group of New York, and is a member of the Fixed Income Analysts Society, Inc. Ms. Brinkley holds a B.A. degree from Smith College.

Prior to the merger between the GE Funds and the Investors Trust Funds, the GE Tax-Exempt Fund was managed by Ms. Stella V. Lou of GE


[PHOTO]
Barbara A. Brinkley


Investments. The performance discussed in this Q&A section and presented on the following page is from the IT Tax Free Fund.

Q. How did the GE Tax-Exempt Fund's industry benchmark and Lipper peers perform for the eleven month period ended September 30, 1997?

A. The Lehman 10-Year General Obligation Municipal Bond Index returned 8.31% for the eleven month period ended September 30, 1997. Our Lipper peer group of 321 Intermediate Municipal Debt funds posted an average return of 6.1% for the same period. To see how your class of shares in the GE Tax-Exempt Fund performed compared to its benchmarks, please refer to the following page.

Q.   What drove the fund's performance?

A. The fund's emphasis on intermediate-term bonds, which offered investors the greatest value relative to taxable yields during this period, bolstered the investment results. Additionally, the decision to maintain a slightly lower duration during periods of market uncertainty contributed favorably to the performance. The decline in bond prices during periods of rising interest rates, most notably March and August, detracted from the investment results.

Q.   What is your investment strategy?

A. The fund seeks to produce as high a level of income exempt from federal income tax consistent with preservation of capital. The fund aims to generate greater tax-free income than tax-free money market funds with less price fluctuation than longer term funds. The fund's average coupon exceeds 7%. Average credit quality of the fund's holdings is AA+. More than half of the portfolio is fully backed by U.S. Government securities held in escrow by the bond trustee. These securities are especially attractive because they are immune from any credit problems in their ability or in the willingness to pay off the original issuer. Additionally, we prefer call-protected premium coupons for their higher tax-free yields to maturity and for their more defensive characteristics. The fund holds no derivatives, Rule 144A bonds or bonds subject to Alternative Minimum Tax.

Q. How did you position the fund in light of specific events that took place during the period?

A. In December 1996, following Federal Reserve chairman Alan Greenspan's now famous "irrational exuberance" speech concerning the height of the stock market, the fund turned neutral on the market. In March, following the Federal Reserve's decision to raise short-term interest rates, the first such move in approximately two years, the fund's average duration was shortened.

Q. What is your outlook for the fund and how have you positioned it going forward?

A. While we expect inflation to remain under control, we would not be surprised to see the Federal Reserve raise short-term interest rates by 25 or 50 basis points in a preemptive strike against inflation in the coming months. The economy has been showing strength for some time, and, under current conditions, that trend seems likely to continue somewhat further. Given this forecast, we anticipate some increase in inflationary pressure and somewhat higher interest rates. Accordingly, our present stance is somewhat cautious. At the same time, however, longer term trends (such as the declining budget deficit and high real interest rates) are supportive for bonds over the longer term. We expect to take advantage of higher interest rates to extend the fund's average duration and increase its current yield to shareholders.

                               GE TAX-EXEMPT FUND


================================================================================
                                 QUALITY RATINGS
                              AT SEPTEMBER 30, 1997
================================================================================

                         Percent of
Moody's Ratings++      Market Value
--------------------------------------------------------------------------------

Aaa                       77.8%
Aa                        18.5%
A                          3.2%
Baa                        0.5%
--------------------------------------------------------------------------------
                         100.0%

++ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.



                               INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of current income exempt from federal income taxes while preserving capital by investing primarily in tax-exempt debt obligations.


                         * LIPPER PERFORMANCE COMPARISON

                 Intermediate Municipal Debt Peer Group Based on average annual total returns for the periods ended 9/30/97

                                             11           One        Three
                                          Months +       Year        Year
  Number of funds
  in peer group:                             321          317         259

  Peer group
  average
  total return:                             6.1%         7.1%        6.8%

 Lipper categories
 in peer group:                      Intermediate Municipal Debt,
                                     including single state funds

  *See Notes to Performance for explanation of peer categories


                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                      11         ONE       THREE          SINCE
                                MONTHS +        YEAR        YEAR      INCEPTION

GE Tax-Exempt                      6.77%        7.78%       7.86%        5.44%

GE Tax-Exempt w/load               2.23%        3.20%       6.31%        4.32%
(maximum load-4.25%)

LB 10 yr. GO Muni Bond             8.31%        9.69%       8.74%        5.92%

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                              11     ONE      THREE        SINCE
                                        MONTHS +    YEAR       YEAR    INCEPTION

GE Tax-Exempt                            6.46%     7.47%      7.79%        5.23%
GE Tax-Exempt w/load                     3.46%     4.47%      7.21%        5.23%
maximum load                              3.0%      3.0%       2.0%         0.0%
LB 10 yr. GO Muni Bond                   8.31%     9.69%      8.74%        5.92%


--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                    [GRAPHIC]
                                   LINE CHART


                                    AGGREGATE
                                  TOTAL RETURN

                                         SINCE
                                     INCEPTION

GE Tax-Exempt                            0.11%

LB 10 yr. GO Muni Bond                    N/A**

--------------------------------------------------------------------------------

                                 CLASS D SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                    AGGREGATE
                                  TOTAL RETURN

                                      SINCE
                                  INCEPTION

GE Tax-Exempt                         0.11%

LB 10 yr. GO Muni Bond                  N/A**


+ As a result of the merger between the Investor's Trust Funds and the GE Funds, the fiscal year end of the Tax-Exempt Fund was changed from October 31st to September 30th. The 11 month period indicated represents November 1, 1996 through September 30, 1997.

** Broad market index information for Since Inception time period is not available for Classes C and D.

                  SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                               GE TAX-EXEMPT FUND



                                   [GRAPHIC]
                                   PIE CHART

GE TAX EXEMPT FUND
General Obligation              23.2%
Cash and Other                   2.9%
Utility                         22.2%
Hospital                        13.5%
Housing                         14.1%
Water & Sewer                   10.5%
Sales Tax                        4.9%
Transportation                   4.5%
Education                        4.3%



                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Municipal Bonds -- 97.1%
--------------------------------------------------------------------------------

Alabama -- 0.2%

North Birmingham Alabama Medical
  Clinic Rev. - Health
6.625%   04/01/00                               $ 75,000         $   79,589(i)

Alaska -- 0.1%

North Slope Borough Alaska G.O.
10.00%   06/30/01                                 30,000             35,900(i,k)

Arizona -- 3.3%

Maricopa County Arizona Community
  College District G.O.
5.00%    07/01/13                                500,000            499,420(k)
Maricopa County Arizona Elementary
  School G.O.
6.30%    07/01/07                                500,000            568,680(k)
Maricopa County Arizona G.O.
6.25%    07/01/02                                175,000            190,062(k)
                                                                  1,258,162

Arkansas -- 2.2%

Arkansas Housing Development Agency
  Rev. - Housing
8.375%   07/01/10                                270,000            338,480(i)
8.375%   07/01/11                                280,000            373,369(i)
Pulaski County Arkansas Hospital
  Rev. - Health
9.25%    03/01/10                                105,000            136,721(i)
                                                                    848,570

California -- 3.5%

California State G.O.
8.75%    05/01/04                                110,000            137,253
Sacramento California Utility Rev. -
  Electric Utility
9.00%    04/01/13                                620,000            841,166(i)



                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

San Diego California Hospital
  Rev. - Health
8.875%   02/01/11                               $270,000         $  348,659(i)
                                                                  1,327,078

Colorado -- 2.4%

Colorado Springs Colorado Utility
  Rev. - Electric Utility
8.50%    11/15/11                                100,000          129,849(i)
Denver Colorado City & County,
  Housing Finance Authority - Housing
7.00%    08/01/10                                500,000          579,245(i)
Loveland Rev. - Water & Sewer
8.875%   11/01/05                                165,000          205,047(i)
                                                                  914,141

[GRAPHIC] Connecticut -- 4.7%

Connecticut State Health & Educational
  Fac. Auth. Rev. - Health
5.50%    07/01/12                                500,000          515,100(k)
7.00%    07/01/12                                725,000          841,131(i)
Connecticut State Housing Finance Auth.
  Rev. - Housing
6.05%    05/15/14                                410,000          425,096
                                                                1,781,327

Delaware -- 1.9%

Delaware State G.O.
5.00%    05/01/13                                500,000          498,905
Delaware Transportation Auth.
  Rev. - Trans.
6.10%    07/01/02                                110,000          118,421
Georgetown Delaware G.O.
6.80%    06/01/01                                100,000          108,873(j, k)
                                                                  726,199

[GRAPHIC] Florida -- 4.6%

Broward County Florida G.O.
6.20%    01/01/07                                 25,000           27,000
Dade County Florida Health Facility
  Rev. - Health VRDN
6.40%    05/01/01                                100,000          107,438(i, k)
Dade County Florida Health Facility
  Rev. - Health
3.45%    09/01/20                                200,000          200,000
Florida State Broward County
  Expressway G.O.
6.50%    07/01/03                                675,000          683,235
Florida State Broward County G.O.
10.00%   07/01/14                                235,000          356,255
Gainesville Florida Utilities Systems
  Rev. - Electric Utility
8.125%   10/01/14                                175,000          224,546(i)
Jacksonville Florida Electric Auth.
  Rev. - Electric Utility
6.50%    10/01/03                                135,000         149,326
                                                               1,747,800

Georgia -- 1.6%

Clarke County Georgia Hospital Auth.
  Rev. - Health
9.875%   01/01/06                                 80,000        104,807(i, k)


----------
See Notes to Schedule of Investments and Financial Statements

                               GE TAX-EXEMPT FUND


                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Columbus Georgia Medical Center
  Hospital Auth. Rev. - Health
7.75%    07/01/10                               $305,000        $  372,957(i)
Gwinnett County Georgia Water & Sewer
  Auth. Rev. - Water & Sewer
9.60%    10/01/04                                115,000           145,031(i)
                                                                   622,795

Hawaii -- 0.6%

Honolulu Hawaii G.O.
7.25%    07/01/02                                200,000           224,624

Idaho -- 2.1%

Idaho Falls Idaho Electric
  Rev. - Electric Utility
10.375%  04/01/07                                560,000          804,278(j)

Illinois -- 2.1%

Chicago Illinois G.O.
6.00%    01/01/08                                500,000          551,075(k)
Chicago Illinois Motor Fuel Tax
  Rev. - Sales Tax
6.50%    01/01/01                                 20,000           21,412(j, k)
Chicago Illinois Wastewater Treatment
  Rev. - Water & Sewer
6.30%    07/01/03                                 20,000           22,166(j, k)
Des Plaines Illinois Hospital Facility
  Rev. - Health
10.75%   07/01/02                                115,000          146,308(j)
Waukegan Illinois Water & Sewer
  Rev. - Water & Sewer
7.50%    05/01/06                                 50,000           59,892(i)
                                                                  800,853

Indiana -- 0.9%

Indiana University Rev. - Education
10.125%  07/01/01                                 35,000          42,066(j)
6.00%    11/15/14                                290,000         306,765
                                                                 348,831

Iowa -- 3.1%

Muscatine Iowa Electric
  Rev. - Electric Utility
9.70%    01/01/13                                815,000      1,156,795(i)

Kansas -- 1.3%

Wichita Kansas G.O.
5.50%    12/01/98                                500,000        509,485

Louisiana -- 1.8%

Jefferson Parish Louisiana Hospital
  Rev. - Health
7.25%    01/01/09                                600,000        693,066(i)

Maine -- 0.5%

Maine Municipal Bond Bank G.O.
7.10%    11/01/99                                 10,000         10,779(j)
7.20%    11/01/00                                 65,000         71,899(j)
Maine Municipal Bond Bank Sewer &
  Water Rev. - Water & Sewer
7.20%    11/01/01                                100,000        112,698(j)
                                                                195,376

                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Massachusetts -- 4.0%

Massachusetts Bay Transportation Auth.
  Rev. - Trans.
7.25%    03/01/03                               $100,000         $  108,775(k)
Massachusetts State G.O.
6.75%    08/01/09                                250,000            274,370(k)
Massachusetts State Port Auth.
  Rev. - Trans
13.00%   07/01/13                                500,000            852,830(i)
Massachusetts State Water & Sewer Rev. -
  Water & Sewer
6.00%    11/01/06                                250,000            267,783
                                                                  1,503,758

[GRAPHIC] Michigan -- 4.9%

Michigan State Hospital Finance Auth.
  Rev. - Health
9.00%    05/01/08                                595,000           778,445(i)
7.125%   05/01/09                                475,000           550,202(i)
Michigan State Underground Storage
  Tank Rev. - Sales Tax
6.00%    05/01/04                                500,000           544,395(k)
                                                                 1,873,042

Minnesota -- 0.9%

Rochester Minnesota Health Care
  Facilities Rev. - Health
6.25%    11/15/14                                300,000           321,972

Mississipi -- 0.9%

Mississippi State G.O.
6.20%    02/01/08                                300,000           335,859(i)

Missouri -- 1.4%

Lees Summit Missouri Water &
  Sewer Rev. - Water & Sewer
10.00%   07/01/00                                 20,000           23,009(j, k)
St. Louis County Missouri G.O.
5.125%   02/01/11                                505,000          511,509
                                                                  534,518

Nebraska -- 0.4%

Lancaster County Nebraska
  School District G.O.
5.00%    07/15/09                                150,000          151,737

New Hampshire -- 1.4%

New Hampshire Municipal Bond Bank
  Rev. - Sales Tax
6.80%    01/15/00                                 25,000           26,930(j)
New Hampshire State Housing Finance
  Auth. Rev. - Housing
5.85%    07/01/17                                500,000          511,040
                                                                  537,970

New Jersey -- 4.4%

Atlantic County New Jersey Improvement
  Auth. Rev. - Trans.
7.40%    03/01/12                                 225,000        273,690(i,k)
New Jersey Building Auth. Rev. -
  Lease Rev.
5.00%    06/15/12                                 500,000        499,445



----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

New Jersey Economic Development Auth.
  Rev. - Housing
7.00%    07/01/04                            $   100,000         $  114,410(k)
New Jersey Tpke. Auth. Rev. - Trans.
6.50%    01/01/16                                250,000            290,253(k)
Ocean County New Jersey Utility Auth.
  Wastewater Rev. - Water & Sewer
5.00%    01/01/13                                500,000            496,800
                                                                  1,674,598

New Mexico -- 1.8%

Farmington New Mexico Power
  Rev. - Electric Utility
9.875%   07/01/05                                400,000           535,680(j)
Farmington New Mexico Utility Systems
  Rev. - Electric Utility
9.875%   01/01/08                                100,000           133,623(i,k)
                                                                   669,303

[GRAPHIC] New York -- 8.0%

Erie County New York Water Auth.
  Rev. - Water & Sewer
6.00%    12/01/08                                400,000          435,244(i,k)
New York New York G.O.
7.10%    03/01/01                                 50,000           55,537(j)
6.25%    04/15/06                                500,000          556,225(k)
6.00%    08/01/06                                300,000          303,315(i, k)
New York State Dormitory Auth. Rev. -
  Education
7.50%    05/15/11                                165,000          199,715
7.375%   07/01/16                                470,000          582,513(i)
New York State Environmental Facilities
  Rev. - Water & Sewer
6.80%    11/15/10                                200,000          228,826
New York State Housing Finance Agency
  Rev. - Housing
6.40%    11/01/03                                175,000          188,710(i)
New York State Local Government
  Assistance G.O.
7.25%    04/01/01                                350,000          391,342(j)
6.75%    04/01/02                                 45,000           49,056
6.00%    04/01/05                                 50,000           53,675
                                                                3,044,158

North Carolina -- 3.4%

North Carolina Municipal Power Rev. -
  Electric Utility
10.50%   01/01/10                                915,000        1,277,450(i)


North Dakota -- 1.5%

Bismarck North Dakota G.O.
5.20%    06/01/11                                125,000         125,966
Fargo North Dakota G.O.
5.00%    05/01/12                                445,000         443,158
                                                                 569,124

Ohio -- 3.8%

Columbus Ohio G.O.
6.00%    07/01/08                                 50,000          53,916
Ohio State Building Authority
  Rev. - Lease Rev.
5.50%    04/01/16                                500,000         508,780(k)


                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Ohio State Higher Educational
  Rev. - Education
6.00%    05/15/09                            $   550,000       $  610,032(i,k)
Ohio State Water Development Auth.
  Rev. - Water & Sewer
7.00%    12/01/09                                240,000          280,325(i,k)
                                                                1,453,053

[GRAPHIC] Pennsylvania -- 9.1%

Allegheny County Pennsylvania Hospital
  Development Rev. - Health
7.375%   07/01/12                                150,000         180,994(i)
Lehigh County Pennsylvania G.O.
6.90%    08/01/00                                500,000         546,070(j,k)
Pennsylvania Intergovernmental
  Co-op. Rev. - Sales Tax
6.80%    06/15/12                                 50,000          55,351(k)
5.60%    06/15/15                                500,000         508,540(k)
Pennsylvania State Turnpike
  Commission Rev. - Trans.
7.15%    07/01/01                                 25,000          28,177(j, k)
Philadelphia Pennsylvania Hospital
  Rev. - Health
6.50%    02/15/02                                325,000         358,820(j)
9.875%   07/01/05                                480,000         644,942(j)
Philadelphia Pennsylvania Regional Port
  Auth. Rev. - Lease Rev.
7.15%    08/01/00                                 30,000          32,428(j, k)
Philadelphia Pennsylvania School
  District Rev. - Education
5.00%    04/01/09                                500,000         501,875(k)
Pittsburgh Pennsylvania Water & Sewer
  Rev. - Water & Sewer
7.25%    09/01/14                                485,000         590,075(i)
                                                               3,447,272

Puerto Rico -- 1.6%

Puerto Rico Commonwealth Aquaduct &
  Sewer Rev. - Water & Sewer
10.25%   07/01/09                                420,000        585,421(i)


Rhode Island -- 0.2%

Rhode Island Convention Center Auth.
  Rev. - Muni. Bldg.
6.30%    05/15/01                                 45,000         48,942(j, k)
Rhode Island G.O.
7.10%    08/01/01                                 35,000         39,176(k)
                                                                 88,118

South Carolina -- 3.5%

South Carolina State Public Service Auth.
  Rev. - Electric Utility
6.50%    07/01/02                                195,000        216,746(k)
Spartanburg South Carolina Waterworks
  Rev. - Water & Sewer
6.00%    06/01/02                                 25,000         26,710(j)
6.00%    06/01/05                                475,000        507,495
6.10%    06/01/06                                500,000        555,540(j, k)
                                                              1,306,491

----------
See Notes to Schedule of Investments and Financial Statements

                                                              GE TAX-EXEMPT FUND

                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Tennessee -- 1.5%

Knoxville Tennessee G.O.
5.125%   05/01/10                             $  465,000       $   472,551
Metro Government Nashville Tennessee
  Electric Rev. - Electric Utility
9.60%    07/01/05                                 65,000            86,371(i)
                                                                   558,922

Texas -- 4.3%

Arlington Texas Independent School
  District - Education
5.90%    02/15/03                                350,000           371,668
Austin Texas Utility Systems Rev. -
  Electric Utility
10.75%   05/15/00                                 30,000            34,870(j)
7.25%    11/15/03                                 50,000            52,755
Gulf Coast Waste Disposal Auth. Rev. -
  Water & Sewer
8.375%   06/01/05                                100,000           124,330(i)
Harris County Texas Health Facilities
  Dev. Rev. - Health VRDN
3.25%    02/15/27                                200,000           200,000(i)
Houston G.O.
6.00%    04/01/04                                500,000           544,225
Houston Texas Water Systems
  Rev. - Water & Sewer
7.30%    12/01/06                                100,000           120,630(i)
Lamar University Texas
  Rev. - Education
7.00%    04/01/06                                 35,000            41,058(i)
San Antonio Texas Water Rev. -
  Water & Sewer
7.125%   05/01/99                                 25,000            26,574(j,k)
Texas A & M University
  Rev.- Education
9.40%    06/01/04                                 40,000            51,327(i)
9.40%    06/01/06                                 55,000            73,848(i)
                                                                 1,641,285

Utah -- 0.8%

Intermountain Power Agency Utah -
  Electric Utility
7.20%    07/01/99                                  10,000          10,734(j)
Utah State Municipal Finance Co-op.
  Rev. - Sales Tax
7.00%    06/01/01                                 250,000         275,837(j,k)
                                                                  286,571

Virginia -- 0.3%

Richmond Virginia Metropolitan
  Expressway Auth. Rev. - Trans.
7.00%    10/15/13                                 115,000         130,251(k)



                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Washington -- 0.5%

Seattle Washington G.O.
6.875%   01/01/00                                 $ 40,000     $   43,133(j, k)
Snohomish County Washington Public
  Utility Rev. - Electric Utility
6.375%   01/01/05                                   20,000         21,431(i)
Washington State Public Power Rev. -
  Electric Utility
7.20%    07/01/02                                  100,000        107,489
                                                                  172,053

West Virginia -- 1.6%

West Virginia Housing Development
  Fund Rev. - Housing
5.60%    11/01/11                                  355,000        363,673
Wood County West Virginia Building
  Commission Rev. - Muni. Bldg.
6.625%   01/01/06                                  215,000        235,868(i,k)
                                                                  599,541
Total Investments in Securities
  (Cost $35,483,088)                                           36,837,336


                                                    Number
                                                 of Shares         Value
--------------------------------------------------------------------------------

Short-Term Investments -- 1.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund                         2              2


                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Municipal Bonds -- 1.1%

Massachusetts State G.O. VRDN
3.95%    12/01/97                                 $400,000        400,000

Total Short-Term Investments
   (Cost $400,002)                                                400,002

Other Assets and Liabilities,
   net 1.8%                                                       686,140
--------------------------------------------------------------------------------

NET ASSETS-- 100%                                             $37,923,478
================================================================================



[GRAPHIC] ICONS REPRESENT THE TOP FIVE STATE WEIGHTINGS IN THE GE TAX-EXEMPT
          FUND AS OF SEPTEMBER 30, 1997.


----------
See Notes to Schedule of Investments and Financial Statements

                                                           GE FIXED INCOME FUNDS

Q&A


Bob MacDougall leads the fixed income team at GE Investments. Assets under management exceed $23 billion. His responsibilities include managing the GE Fixed Income, GE Short-Term Government, GE Government Securities and GE Money Market Funds. Bob joined GE Investments in 1986 as a Mutual Fund Portfolio Manager and was appointed to head the taxable Fixed Income team in 1992, and the tax-exempt Fixed Income team in 1997. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.



[PHOTO]

Bob MacDougall



Q. Describe what happened in the fixed income markets over the past twelve months?

A. Interest rates trended lower and bond prices moved higher in the latter part of 1996, due largely to weaker-than-expected economic reports. In March, however, the economy showed enough strength to motivate the Federal Reserve to raise short-term interest rates in its effort to keep inflation under control. This marked the first time in more than two years that the Fed raised interest rates. Bond prices declined in this environment as interest rates edged higher. From there, the economy grew moderately, though investors were still concerned that the Fed might raise rates again. In fact, in July, before the Federal Reserve's Federal Open Market Committee meeting, economists were generally divided on whether the Fed would tighten monetary policy. When the Fed announced it would not, bonds rallied strongly on the news sending interest rates lower. Rates rose again in August, as investors grew concerned over an increase in wage inflation, but those fears were short-lived. In September, the bond market rallied with most economic reports suggesting continued moderate growth and benign inflation.

GE FIXED INCOME FUND

Q. How did the GE Fixed Income Fund's market benchmark and Lipper peer group perform for the one-year period ended September 30, 1997?

A. The Lehman Brothers Aggregate Bond Index returned 9.74%, while the average return for the 136 Intermediate U.S. Government Bond mutual funds tracked by Lipper was 8.1%. To see how your class of shares in the GE Fixed Income Fund performed compared to the Lipper benchmarks, please refer to page 45.

Q.   What drove the fund's performance?

A. The fund's overweighted positions in corporate bonds and mortgage-backed securities contributed significantly to performance. For most of the period, we maintained a duration neutral to the market.

Q&A

GE GOVERNMENT SECURITIES FUND

     Prior to the merger between the GE Funds and the Investors Trust Funds, the GE Government Securities Fund (formerly the IT Government Fund) was sub-advised by Messrs. Keith Anderson and Andrew Phillips of BlackRock Financial Management, Inc. In the following Q&A, BlackRock gives a synopsis of the fund's performance during the past eleven months.


Q. How did the GE Government Securities Fund's market benchmarks and Lipper peer group perform for the eleven-month period ended September 30, 1997?

A. The Lehman Brothers Government Bond Fund Index returned 6.80%. Our Lipper peer group of 137 U.S. Government mutual funds averaged a return of 6.1%. To see how your class of shares in the GE Government Securities Fund performed compared to the Lipper benchmarks, please refer to page 50.

Q.   Messrs. Anderson and Phillips, what drove the fund's performance?

A. For much of last year and the first half of 1997, the fund held an overweighted position in mortgage-backed securities, which outperformed Treasuries. In the final three months of the period, the fund increased its exposure to Treasuries, which outperformed mortgage-backed securities as interest rates declined in July and September.

GE SHORT-TERM GOVERNMENT FUND

     Prior to the merger between the GE Short-Term Government Fund and the Investors Trust Adjustable Rate Fund, the Adjustable Rate Fund was sub-advised by Ms. Dolores Driscoll of Standish, Ayer & Wood, Inc. The performance discussions and presentations are for the GE Short-Term Government Fund.

Q. How did the GE Short-Term Government Fund's market benchmarks perform for the one-year period ended September 30, 1997?

A. The Lehman Brothers 1-3 year Government Bond Index returned 6.89%. Our Lipper peer group of 184 Short-Term U.S. Government mutual funds averaged a return of 6.6%. To see how your class of shares in the GE Short-Term Government Fund performed compared to the Lipper benchmarks, please refer to page 53.

Q.   Mr. MacDougall, what drove the fund's performance?

A. The fund was overweighted in Government Securities represented by seasoned mortgages, which offer a higher yield than U.S. Treasury securities. Later in the period, the fund owned adjustable-rate mortgages, which also added to performance. Commercial mortgage-related and asset-backed securities contributed to the fund's investment results, as well.

GE MONEY MARKET FUND

Q. How did the GE Money Market Fund perform relative to its benchmarks for the one-year period ended September 30, 1997?

A. The GE Money Market Fund had a total return of 5.14% for the 12-month period ended September 30, 1997. For the same period, 90-day Treasury Bills returned 5.17% and the average return of the 298 Money Market funds reported by Lipper was 4.9%.

Q.   To what do you attribute the GE Money Market Fund's performance?

A. Early in the year, we maintained a slightly lower duration than our benchmark due to our belief that interest rates would trend higher because of a strengthening economy. In achieving these investment results, we continued to maintain a high-quality portfolio to ensure our investors safety and liquidity.

Overall

Q.   Mr. MacDougall, what is your outlook for the fixed income markets?

A. More than six years into the current expansion, economic growth continues to be healthy. Tight labor markets may prompt the Federal Reserve to raise short-term interest rates to slow down the economy. Longer-term, however, the outlook for bonds is quite favorable. The Federal budget deficit is declining, inflation remains under control, and real interest rates remain attractive.

                                GE FIXED INCOME FUND


================================================================================
                                 QUALITY RATINGS
                              AT SEPTEMBER 30, 1997
================================================================================


                                         Percent of
Moody's Ratings+                       Market Value
--------------------------------------------------------------------------------

Aaa                                          74.5%
Aa                                            3.4%
A                                             7.5%
Baa                                           7.2%
Ba                                            6.8%
B                                             0.6
--------------------------------------------------------------------------------
                                            100.0%

+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.



                               INVESTMENT PROFILE

A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in a variety of fixed income securities including government and corporate bonds and asset and mortgage backed securities including CMO's and ARM's.


                 * LIPPER PERFORMANCE COMPARISON

                     Intermediate U.S. Government Peer Group
       Based on average annual total returns for the periods ended 9/30/97

                                               One                Three
                                              Year                Year
  Number of funds
  in category:                                136                  97
  Peer group average
  total return:                               8.1%                7.7%

 Lipper categories in peer group:       Intermediate U.S. Government,
                                        Intermediate U.S. Treasury

*See Notes to Performance for explanation of peer categories

                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                            ONE        THREE             SINCE
                                           YEAR         YEAR         INCEPTION

GE Fixed Income                            9.19%       8.47%            5.85%

GE Fixed Income w/load                     4.55%       6.91%            4.62%
 (maximum load-4.25%)

LB Aggregate                               9.74%       9.50%            6.57%

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                            ONE        THREE             SINCE
                                           YEAR         YEAR         INCEPTION

GE Fixed Income                            8.64%       7.95%           5.32%

GE Fixed Income w/load                     5.64%       7.38%           5.10%
maximum load                                3.0%        2.0%            2.0%

LB Aggregate                               9.74%       9.50%           6.57%

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                            ONE        THREE             SINCE
                                           YEAR         YEAR         INCEPTION

GE Fixed Income                           9.45%        8.73%            6.07%

LB Aggregate                              9.74%        9.50%            6.65%

--------------------------------------------------------------------------------

                                 CLASS D SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                            ONE        THREE             SINCE
                                           YEAR         YEAR         INCEPTION

GE Fixed Income                            9.74%       8.99%          6.30%
LB Aggregate                               9.74%       9.50%          6.57%

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                              GE FIXED INCOME FUND

                                   [GRAPHIC]
                                   PIE CHART

GE FIXED INCOME FUND

U.S. Treasuries      39.7%
Corporate Notes      22.7%
Mortgage-Backed      25.1%
Cash and Other       12.5%

                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Bonds and Notes -- 93.1%
--------------------------------------------------------------------------------

Federal Agencies -- 1.7%

Federal National Mortgage Assoc.
5.82%    08/25/99                               $  490,000      $  489,005
6.41%    07/08/02                                  370,000         373,412
6.99%    07/09/07                                  365,000         368,135
Total Federal Agencies
   (Cost $1,221,368)                                             1,230,552

U.S. Treasuries -- 39.7%

U.S. Treasury Bonds
13.75%   08/15/04                                1,286,000       1,828,126(h)
12.00%   05/15/05                                  238,000         321,486(h)
12.50%   08/15/14                                  765,000       1,151,684(h)
10.625%  08/15/15                                2,304,000       3,321,354(h)
6.625%   02/15/27                                3,481,000       3,564,231(h)
6.375%   08/15/27                                  888,000         884,111(h)
                                                                11,070,992
U.S. Treasury Notes
5.875%   01/31/99                                1,977,000       1,980,084(h)
6.00%    06/30/99                                  534,000         535,752(h)
5.875%   07/31/99                                3,210,000       3,212,504(h)
5.875%   08/31/99                                2,498,000       2,499,948(h)
7.75%    12/31/99                                2,105,000       2,187,874(h)
6.25%    04/30/01                                1,007,000       1,015,972
6.625%   07/31/01                                1,957,000       1,999,800(h)
6.25%    01/31/02                                  348,000         351,209(h)
6.25%    08/31/02                                2,441,000       2,463,115(h)
6.625%   05/15/07                                  730,000         753,951
6.125%   08/15/07                                  230,000         230,108
                                                                17,230,317
Total U.S. Treasuries
   (Cost $27,961,693)                                           28,301,309

Asset Backed -- 1.8%

Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                                   43,425         42,679
Carco Auto Loan Master Trust
6.689%   08/15/04                                  260,000        260,650
Fleetwood Credit Grantor Trust
6.40%    05/15/13                                  135,000        135,464



                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Green Tree Recreational, Equipment
  & Consumer Trust
6.49%    02/25/18                              $  130,000        $  130,528
IMC Home Equity Loan Trust
7.23%    05/20/27                                 132,000           135,465
Iroquois Trust
6.68%    11/10/03                                 209,000           209,392
6.75%    06/25/07                                 248,000           248,465(b)
Tiers Trust
6.688%   11/17/03                                 167,000           167,000
Total Asset Backed
   (Cost $1,323,508)                                              1,329,643

Corporate Notes -- 22.7%

Abbey National PLC
7.35%    10/29/49                                 145,000           148,319
AFC Capital Trust
8.207%   02/03/27                                 165,000           176,494
Aon Capital Trust
8.205%   01/01/27                                 105,000           112,744
Banco Hipotecario Nacional
8.00%    06/04/99                                 250,000           250,937
Bancomer S.A.
9.00%    06/01/00                                 125,000           128,438(b)
Bangkok Bank PLC
7.25%    09/15/05                                  60,000            55,189(b)
Bank Austria AG
7.25%    02/15/17                                 250,000           253,182
Bell Telephone Co. - Canada
9.50%    10/15/10                                 100,000           123,477
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                                  75,000            89,624
BT Preferred Capital Trust
7.875%   02/25/27                                 240,000           238,870
China International Trust & Investment
  Corp.
9.00%    10/15/06                                 100,000           110,781
Circus Circus Enterprises Inc.
6.70%    11/15/96                                 150,000           147,966
Cleveland Electric Co. - Toledo Edison
7.19%    07/01/00                                  60,000            60,705(b)
Conseco Inc.
8.70%    11/15/26                                 160,000           170,550
Continental Cablevision Inc.
8.50%    09/15/01                                 125,000           133,400
8.30%    05/15/06                                 210,000           227,543
CSX Corp.
7.05%    05/01/02                                  55,000            55,825
DDR Pass-Through Asset Trust
7.125%   03/15/02                                 415,000           419,897(b)
Delta Air Lines Inc.
7.79%    12/01/98                                 125,000           127,356
Deutsche Bank Financial Inc.
6.70%    12/13/06                                 655,000           654,332
Empresa Nacional De Electricid
8.125%   02/01/97                                 100,000           107,267
Farmers Insurance Exchange
8.625%   05/01/24                                 245,000           261,329(b)
FBOP Capital Trust
10.20%   02/06/27                                  65,000            71,609(b)
Federated Department Stores Inc.
10.00%   02/15/01                                 130,000           143,879
Felcor Suites Ltd.
7.375%   10/01/04                                 100,000            99,750(b)
First Security Capital
8.41%    12/15/26                                  90,000            95,184
Ford Motor Credit Corp.
7.32%    05/23/02                                 328,000           332,100
Freeport Term Malta Ltd.
7.50%    03/29/09                                 150,000           155,554(b)


----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Fujian International Trust &
  Investment Corp.
7.375%   08/25/07                              $  100,000        $   98,355(b)
Guangdong International Trust &
  Investment Corp.
8.875%   05/22/07                                 105,000           107,792(b)
8.75%    10/24/16                                 125,000           133,106(b)
Hutchinson Whampoa Finance Ltd.
7.50%    08/01/27                                 365,000           359,434(b)
Hydro-Quebec
8.05%    07/07/24                                  60,000            67,213
8.25%    04/15/26                                 360,000           398,718
Ikon Capital Resource Inc.
6.27%    07/19/99                                 300,000           300,816
Ikon Office Solutions Inc.
6.75%    12/01/25                                 100,000            93,570
Industrial Finance Corp.
7.00%    08/04/07                                 248,000           246,192(b)
Integon Capital
10.75%   02/15/27                                 170,000           212,454
Israel Electric Corp. Ltd.
8.10%    12/15/96                                 240,000           251,112(b)
Korea Development Bank
7.125%   09/17/01                                 200,000           201,064
7.375%   09/17/04                                 180,000           181,145
Korea Electric Power Corp.
7.75%    04/01/13                                 164,000           164,066
Landeskreditbank Baden
7.875%   04/15/04                                 160,000           172,666
Lehman Brothers Holdings Inc.
6.90%    03/30/01                                 155,000           157,495
Liberty Mutual Insurance Co.
8.20%    05/04/07                                 125,000           136,330(b)
Loewen Group International Inc.
6.70%    10/01/99                                 960,000           957,967(b)
7.50%    04/15/01                                 285,000           291,085
Long Island Lighting
7.30%    07/15/99                                 130,000           131,707
Meditrust Exercisable Put
7.114%   08/15/04                                 130,000           130,780
Merita Bank Ltd.
7.15%    12/29/49                                 145,000           146,414(b)
MIC Financing Trust
8.375%   02/01/27                                 160,000           164,398(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                                  90,000            93,150
National Westminster Bank PLC
7.75%    04/29/49                                 265,000           278,502
New York State Dormitory Authority
  Revenue
6.32%    04/01/99                                 200,000           200,532
News America Holdings Inc.
8.15%    10/17/36                                 100,000           102,446
Norfolk Southern Corp.
7.90%    05/15/97                                 252,000           271,719
North Atlantic Energy Corp.
9.05%    06/01/02                                 155,000           156,762
NRG Energy Inc.
7.50%    06/15/07                                 140,000           143,767(b)
NWCG Holding Corp.
6.44%    06/15/99                                 215,000           193,132(d)
Oryx Energy Co.
10.00%   06/15/99                                 150,000           157,457
9.50%    11/01/99                                 150,000           157,744
Petroleos Mexicanos
7.75%    10/29/99                                 100,000           101,625(b)
Philip Morris Cos. Inc.
7.20%    02/01/07                                 100,000           100,842
PSI Energy Inc.



                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

6.25%    12/15/98                            $  100,000          $  100,055
Reliance Industries Ltd.
10.50%   08/06/46                                85,000              99,150(b)
10.25%   01/15/97                                87,000              96,515(b)
Republic New York Corp.
7.20%    07/15/97                               125,000             123,610
Republic of Columbia
7.25%    02/15/03                               100,000              99,706
Republic of Panama
7.875%   02/13/02                               100,000             100,250(b)
Republic of Philippines
8.60%    06/15/27                                35,000              33,255
Riggs Capital Trust
8.625%   12/31/26                                90,000              92,407(b)
RJR Nabisco Inc.
8.00%    07/15/01                               300,000             307,080
St. George Funding Co.
8.485%   12/31/49                               125,000             131,543(b)
Sun Life Canada Capital Trust
8.526%   05/29/49                               175,000             184,739(b)
Taubman Realty Group L.P.
8.00%    06/15/99                               160,000             164,013
TCI Communications Inc.
8.65%    09/15/04                                70,000              75,764
6.69%    03/31/06                               125,000             124,624
Tele-Communications Inc.
6.469%   12/20/00                               130,000             131,300
9.25%    04/15/02                               100,000             109,028
Tenet Healthcare Corp.
8.00%    01/15/05                               120,000             122,400
Time Warner Entertainment Co. L.P.
10.15%   05/01/12                                75,000              94,169
Time Warner Inc.
4.90%    07/29/99                               315,000             307,002(b)
6.10%    12/30/01                               100,000              97,569(b)
Toledo Edison Co.
7.38%    03/31/00                               250,000             251,930
Total Access Communication PLC
7.625%   11/04/01                               155,000             150,737(b)
Triton Energy Ltd.
8.75%    04/15/02                               140,000             145,281
Viacom Inc.
7.75%    06/01/05                               250,000             251,315
Washington Mutual Capital
8.375%   06/01/27                               131,000             136,895
Waterford Funding Corp.
8.09%    01/02/17                               400,000             412,004
WorldCom Inc.
7.55%    04/01/04                               120,000             124,446
Yale University Notes
7.375%   04/15/96                               100,000             104,782
Total Corporate Notes
   (Cost $15,848,050)                                            16,185,427

Mortgage-Backed -- 25.1%

Federal Home Loan Mortgage Corp.
9.00%    12/01/16                              454,937              486,600
9.50%    04/01/21                               39,024               42,474(h)
9.00%    12/01/24                              477,753              510,002
9.00%    03/01/25                            1,200,300            1,279,316
9.00%    04/01/25                            2,198,217            2,342,925
9.00%    07/01/25                              192,310              204,970
8.00%    08/01/25                              446,273              461,612
8.00%    10/01/25                              354,506              366,467
9.00%    10/01/25                              766,080              816,511
9.00%    12/01/25                              162,067              172,735
                                                                  6,683,612


----------
See Notes to Schedule of Investments and Financial Statements

                                                            GE FIXED INCOME FUND

                                              Principal
                                                 Amount              Value
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
6.50%    01/01/04                            $   38,769          $   38,713
8.50%    04/01/17                               100,355             105,790
9.00%    10/01/24                               194,740             207,965
8.50%    12/01/24                               502,712             527,611
7.50%    TBA                                  1,398,230           1,421,825(c)
                                                                  2,301,904
Government National Mortgage Assoc.
8.00%    05/15/22                               237,235             246,428
8.00%    01/15/23                                72,760              75,511
8.00%    06/15/23                               738,101             766,009
8.00%    09/15/23                               332,334             344,899
8.00%    11/15/23                               141,776             147,270
8.00%    12/15/23                               277,737             288,238
6.50%    02/15/24                               460,069             451,442
6.50%    02/15/24                               529,932             519,996
6.50%    04/15/24                               247,500             242,860
                                                                  3,082,653
Collateralized Mortgage Obligations
Amresco Commercial Mortgage Funding Corp.
6.73%    06/17/29                               163,828             165,108
BHN Mortgage Trust
7.916%   02/15/12                                75,806              77,227
Collateralized Mortgage Obligation Trust
5.42%    09/01/15                                94,335              81,865(d,f)
5.76%    11/01/18                               106,359              74,850(d,f)
Community Program Loan Trust
4.50%    10/01/18                               287,847             254,070
CS First Boston Mortgage Securities Corp.
6.425%   08/20/30                                68,691              68,799
DLJ Mortgage Acceptance Corp.
6.65%    12/17/27                                68,979              69,388
Federal Home Loan Mortgage Corp.
8.00%    04/15/20                                69,589              71,927(f)
5.36%    04/01/27                               128,394              86,144(d,f)
Federal National Mortgage Assoc.
7.148%   10/17/09                               176,000             180,785
6.965%   07/25/10                                80,000              81,425
8.50%    03/01/17                                61,845              17,085(g)
8.50%    04/01/17                               122,558              33,857(g,h)
8.50%    01/01/18                                21,005               5,803(g)
7.00%    06/18/20                               337,405             340,304
7.41%    03/25/21                               245,000             255,374
9.00%    05/25/22                               151,109              43,822(g)
8.50%    07/25/22                               268,284              73,765(g)
7.50%    05/01/23                               169,545              51,075(g)
5.48%    07/01/26                                26,275              19,008(d)
5.51%    04/01/27                               127,428              92,027(d,f)
Federal National Mortgage Assoc. REMIC
7.623%   12/17/04                               183,213             191,572
6.856%   06/17/11                               132,000             134,228
6.909%   06/25/16                               157,000             158,963
6.79%    07/25/20                               255,000             232,050(d,f)
5.97%    12/25/22                               149,132             116,695(d,f)
8.86%    09/25/23                                87,000              58,290(d,f)
GS Mortgage Securities Corp.
6.86%    07/13/30                               207,000             210,234
Mid State Trust
7.54%    07/01/35                                62,978              64,779
Morgan Stanley Capital Inc.
6.476%   10/15/10                               231,192             233,288(b)
6.86%    07/15/29                               245,762             248,450(b)
Residential Assets Securitization Trust
7.75%    04/25/27                               289,800             296,773
7.75%    06/25/27                               153,690             158,877
7.50%    08/25/27                               247,000             255,568


                                               Principal
                                                  Amount            Value
--------------------------------------------------------------------------------

Sawgrass Finance REMIC Trust
6.45%    01/20/06                             $  100,000         $  100,438
Structured Asset Securities Corp.
8.495%   04/25/27                                402,989            417,597
3.97%    02/25/28                              1,967,251            102,666(d,g)
5.65%    09/25/99                                130,000            130,000(b)
Vornado Finance Corp.
6.36%    12/01/00                                572,000            571,643(b)
                                                                  5,825,819
Total Mortgage-Backed
   (Cost $17,685,388)                                            17,893,988

Foreign Denominated Notes -- 2.1%

Dutch Government
5.75%    02/15/07                       NLG       541,000           276,765
Federal Republic of Germany
6.00%    07/04/07                       DEM       457,000           267,561
Government of Canada
7.00%    12/01/06                       CAD       473,000           372,626
Kingdom of Belgium
6.25%    03/28/07                       BEL     9,748,000           279,637
Kingdom of Denmark
7.00%    11/15/07                       DKK     1,756,000           280,353
Total Foreign Denominated Notes
   (Cost $1,416,981)                                              1,476,942
Total Bonds and Notes
   (Cost $65,456,988)                                            66,417,861


                                                    Number
                                                 of Shares          Value
--------------------------------------------------------------------------------

Preferred Stock -- 0.9%
--------------------------------------------------------------------------------

New Plan Realty Trust, 7.80%                          4,151         214,433
Pinto Totta International
  Finance Ltd., 7.77%                                   270         276,787(b)
Simon DeBartolo Group Inc.
   (Series C), 7.89%                                  2,860         144,753
Total Preferred Stock
   (Cost $622,666)                                                  635,973
Total Investments in Securities
   (Cost $66,079,654)                                            67,053,834

--------------------------------------------------------------------------------
Short-Term Investments -- 9.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund                         2,122          2,122


                                              Principal
                                                 Amount              Value
--------------------------------------------------------------------------------
U.S. Government Agency

Federal National Mortgage Assoc.
6.05%    10/01/97                             $6,820,000          6,820,000

Total Short-Term Investments
   (Cost $6,822,122)                                              6,822,122


----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                                                    Number
                                                 of Shares          Value
--------------------------------------------------------------------------------

Call Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bonds Oct. 97/101.2                   693,000         $ (325)
  (Premium $(2,815))


                                              Principal
                                                 Amount              Value
--------------------------------------------------------------------------------

Put Options Written -- 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Bonds Oct. 97/95.25               523,000                (41)
  (Premium $(2,452))

Other Assets and Liabilities,
   net (3.5%)                                                    (2,531,740)
                                                                -----------

NET ASSETS -- 100%                                              $71,343,850
                                                                ===========


FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

At September 30, 1997, the outstanding forward foreign currency contracts, which contractually obligate the GE Fixed Income Fund to deliver currencies at a specified date, were as follows:


                                     U.S. $ Cost      U.S. $     Unrealized
Foreign Currency       Foreign       on Origination   Current    Appreciation
Sales Contracts        Currency      Date             Value     (Depreciation)
------------------------------------------------------------------------------

BEL, expiring
  10/06/97             10,396,000    $ 275,413       $ 285,157      $ (9,744)
CAD, expiring
  10/06/97                519,000      376,455         375,669           786
DEM, expiring
  10/06/97                480,000      262,431         271,769        (9,338)
DKK, expiring
  10/06/97              1,960,000      281,516         291,384        (9,868)
NLG, expiring
  10/06/97                566,000      274,779         284,495        (9,716)
                                    ----------      ----------      --------
                                    $1,470,594      $1,508,474      $(37,880)
                                    ==========      ==========      ========

                                                   GE GOVERNMENT SECURITIES FUND

                      FIVE YEAR TREASURY NOTE YIELD HISTORY
                               10/1/96 -- 9/30/97

                                   [GRAPHIC]
                                   LINE CHART

                           HIGH           6.86%
                           LOW            5.83%
                           AVG.           6.28%

                               INVESTMENT PROFILE

GE Government Securities Fund's investment objective is a high level of current income consistent with safety of principal which the fund attempts to achieve by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.


                         * LIPPER PERFORMANCE COMPARISON

                     Intermediate U.S. Government Peer Group
       Based on average annual total returns for the periods ended 9/30/97

                                   11 +             One             Three
                                  Months           Year             Year
  Number of funds
  in peer group:                   137             136                97

  Peer group
  average
  total return:                    6.1%           8.1%              7.7%

 Lipper categories in peer group:     Intermediate U.S. Treasury,
                                      Intermediate U.S. Government

  * See Notes to Performance for explanation of peer categories



                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                                 CLASS A SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                      11        ONE         FIVE          TEN
                                MONTHS +       YEAR         YEAR         YEAR

GE Gov't Securities                7.13%       9.44%        7.64%        3.12%

GE Gov't Securities
  w/load                           2.57%       4.78%        6.09%        2.02%
(maximum load-4.25%)

LB Gov't                           6.80%       9.15%        8.98%        5.48%

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                      11        ONE         FIVE          TEN
                                MONTHS +       YEAR         YEAR         YEAR

GE Gov't Securities                6.36%      8.71%         3.68%       7.61%
GE Gov't Securities
   w/load                          3.36%      5.71%         3.68%       7.61%
maximum load                        3.0%       3.0%          0.0%        0.0%
LB Gov't                           6.80%      9.15%         6.65%       9.13%


+ As a result of the merger between the Investors Trust Funds and the GE Funds, the fiscal year end for the Government Securities Fund was changed from October 31st to September 30th. The 11 month period indicated represents November 1, 1996 through September 30, 1997.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                          GE GOVERNMENT SECURITIES FUND


                                   [GRAPHIC]
                                   PIE CHART

GE GOVERNMENT SECURITIES FUND

U.S. Government Agencies      81.6%
Corporate Notes               13.5%
CMO's                          3.9%
Cash                           1.0%


                                            Principal
                                               Amount              Value
--------------------------------------------------------------------------------

Bonds and Notes -- 99.0%
--------------------------------------------------------------------------------

U.S. Governments -- 81.6%

Federal Home Loan Mortgage Corp.
7.50%    02/01/07                           $   126,788        $  130,171
5.50%    12/01/08                             3,897,244         3,757,177
7.50%    02/01/09                                17,398            17,856
7.50%    05/01/09                                23,908            24,532
7.50%    09/01/09                               181,708           186,454
7.50%    06/01/10                             7,040,120         7,222,768
7.50%    08/01/10                             2,152,117         2,208,182
7.50%    09/01/10                             2,334,356         2,395,019
6.50%    10/01/10                             4,586,990         4,575,523
6.50%    11/01/10                             13,361,99       513,328,590
7.50%    11/01/10                             9,668,651         9,919,460
7.50%    12/01/10                               398,135           408,459
6.50%    02/01/11                             16,424,28       616,382,635
7.50%    02/01/11                               248,287           254,726
6.50%    03/01/11                             6,690,908         6,653,238
7.50%    04/01/11                               344,811           353,752
6.50%    05/01/11                               237,440           236,103
7.50%    05/01/11                             1,072,845         1,099,803
7.50%    06/01/11                               567,061           581,386
7.50%    07/01/11                             1,658,826         1,700,031
7.50%    08/01/11                               536,413           549,738
7.50%    09/01/11                             1,655,453         1,697,006
7.50%    10/01/11                               537,916           551,278
7.50%    11/01/11                               613,915           629,165
7.50%    01/01/12                             2,423,834         2,484,042
6.50%    02/01/12                                16,665            16,571
7.50%    02/01/12                               700,179           717,571
7.50%    03/01/12                               483,200           495,203
7.50%    04/01/12                               772,686           791,038
7.50%    05/01/12                             1,020,976         1,045,224
7.50%    06/01/12                               268,652           275,033
7.50%    07/01/12                               824,179           843,754
9.00%    12/01/14                             3,251,669         3,445,728
6.50%    08/01/25                               241,021           235,748
6.50%    09/01/25                             7,949,262         7,775,332
6.50%    12/01/25                               376,750           367,564
6.50%    01/01/26                             2,594,374         2,531,123
7.50%    04/01/26                             2,840,973         2,894,241
7.50%    05/01/26                             1,838,719         1,873,195
7.50%    06/01/26                             1,741,778         1,774,437
7.50%    07/01/26                             1,249,942         1,273,378
7.50%    08/01/26                               758,009           772,222
7.00%    12/01/26                                23,750            23,691
7.00%    01/01/27                             1,399,827         1,396,328

                                              Principal
                                                 Amount            Value
--------------------------------------------------------------------------------

6.50%    02/01/27                            $   897,727       $  874,996
7.50%    05/01/27                              5,528,816        5,627,284
7.50%    06/01/27                              4,831,207        4,921,204
7.50%    07/01/27                             12,821,086       13,178,877
                                                              130,496,836
Federal National Mortgage Assoc.
11.875%  05/19/00                             40,000,000       45,637,600
12.00%   11/13/00                             50,000,000       58,328,000
10.45%   10/13/15                             10,000,000       13,957,800
9.00%    05/01/21                                 42,444           45,601
9.00%    06/01/21                              2,008,490        2,157,841
9.00%    07/01/21                                541,773          582,060
6.50%    11/01/23                                561,404          549,586
6.50%    04/01/24                                139,729          136,788
6.50%    02/01/26                                973,712          948,756
7.00%    04/01/26                              1,753,424        1,747,935
7.00%    05/01/26                              5,114,358        5,098,351
7.00%    06/01/26                              4,389,976        4,376,235
7.00%    07/01/26                              1,001,569          998,435
7.00%    08/01/26                              1,638,219        1,633,092
7.00%    09/01/26                                288,234          287,331
7.00%    10/01/26                              1,032,561        1,028,359
7.00%    11/01/26                                833,463          830,854
7.00%    12/01/26                                118,828          118,344
7.00%    01/01/27                                273,562          272,448
7.00%    02/01/27                              6,886,720        6,858,691
7.00%    03/01/27                                776,051          772,892
                                                              146,366,999
Government National Mortgage Assoc.
9.00%    05/15/13                                240,953          260,639
9.50%    05/15/16                                 81,444           88,774
9.50%    06/15/16                                 91,483           99,716
8.00%    10/15/16                                288,991          303,079
8.00%    11/15/16                                519,318          544,635
9.50%    12/15/16                                 98,798          107,690
8.00%    03/15/17                                555,266          581,357
8.00%    04/15/17                              1,873,378        1,961,408
8.00%    05/15/17                              4,937,192        5,169,190
8.00%    06/15/17                                600,986          629,227
9.50%    06/15/17                                107,282          116,870
9.50%    07/15/17                                126,615          137,931
8.00%    08/15/17                                731,984          766,380
9.50%    08/15/17                                294,870          321,223
9.50%    12/15/17                              1,695,321        1,847,900
8.50%    05/15/21                                123,272          130,475
8.50%    10/15/22                                 21,844           22,984
8.50%    03/15/23                                591,735          621,872
6.50%    05/15/23                                896,262          880,299
6.50%    08/15/23                              1,623,244        1,594,334
6.50%    09/15/23                                890,232          874,377
6.50%    11/15/23                                248,941          244,507
6.50%    12/15/23                              1,492,735        1,466,150
6.50%    01/15/24                              2,562,321        2,514,278
6.50%    02/15/24                                421,177          413,280
6.50%    03/15/24                                767,458          753,068
6.50%    04/15/24                                436,626          428,439
8.00%    04/15/24                                429,420          444,445
8.00%    06/15/24                                520,778          539,000
8.00%    07/15/24                                369,070          381,984
8.00%    08/15/24                                766,295          793,108
8.00%    09/15/24                                820,522          849,232
8.00%    10/15/24                              1,665,055        1,723,316
8.00%    11/15/24                              2,724,928        2,820,273
8.00%    12/15/24                              1,643,582        1,701,090
8.00%    02/15/25                              1,688,604        1,747,665
8.00%    03/15/25                                 64,964           67,421
8.00%    06/15/25                              1,616,305        1,671,857
8.00%    07/15/25                              8,266,065        8,550,170
7.00%    08/15/25                                444,069          444,344
7.00%    09/15/25                              2,261,119        2,262,521


----------
See Notes to Schedule of Investments and Financial Statements

                                                   GE GOVERNMENT SECURITIES FUND

                                              Principal
                                                 Amount            Value
--------------------------------------------------------------------------------

8.00%    09/15/25                          $    309,332         $   319,963
7.00%    10/15/25                            11,276,833          11,283,824
8.00%    10/15/25                               689,748             713,454
8.00%    11/15/25                               489,646             506,476
8.00%    12/15/25                               420,169             434,610
7.00%    04/15/26                             2,548,194           2,548,194
7.50%    04/15/27                               512,319             521,121
7.50%    05/15/27                             5,524,085           5,618,989
8.00%    07/15/27                               535,274             553,339
                                                                 69,376,478
Small Business Administration
8.15%    02/01/15                             1,884,887           2,009,466
8.10%    03/01/15                             9,115,455           9,700,838
7.60%    05/01/16                             3,845,422           4,005,248
7.55%    06/01/16                             8,067,199           8,382,324
7.70%    07/01/16                             5,808,635           6,084,545
6.95%    11/01/16                             6,836,304           6,905,735
7.15%    03/01/17                             4,931,458           5,030,858
                                                                 42,119,014
U.S. Treasury Bonds
11.875%  11/15/03                            12,500,000          16,130,875
6.375%   08/15/27                            12,500,000          12,445,250
                                                                 28,576,125

U.S. Treasury Notes
6.25%    08/31/02                            29,000,000          29,262,740

Total U.S. Governments
   (Cost $444,598,314)                                          446,198,192

Mortgage Backed -- 3.9%

Collateralized Mortgage Obligations
DLJ Mortgage Acceptance Corp.
6.99%    10/15/30                             1,000,000           1,003,282
Federal National Mortgage Assoc. REMIC
3.50%    10/25/21                            14,200,000          11,790,402
5.00%    01/25/23                             3,227,890           2,996,612
NYC Mortgage Loan Trust
6.75%    06/25/06                             5,879,611           5,897,985(b)

Total Mortgage-Backed
   (Cost $21,125,805)                                            21,688,281



                                              Principal
                                                 Amount            Value
--------------------------------------------------------------------------------

Corporate Notes -- 13.5%

Abbey National PLC
7.35%    10/29/49                             $ 2,500,000        $ 2,557,225
Bank Austria AG
7.25%    02/15/17                               2,500,000          2,531,825
Continental Cablevision Inc.
8.30%    05/15/06                               2,500,000          2,708,850
Financing Corp.
10.70%   10/06/17                              28,165,000         40,394,806
9.65%    11/02/18                               2,020,000          2,673,026
Hydro-Quebec
8.25%    04/15/26                               2,500,000          2,768,875
Korea Development Bank
7.125%   09/17/01                               2,500,000          2,513,300
Merita Bank Ltd.
7.15%    12/29/49                               2,500,000          2,524,375(b)
National Westminster Bank PLC
7.75%    04/29/49                               2,500,000          2,627,375
Philip Morris Cos. Inc.
7.20%    02/01/07                               2,500,000          2,521,050
Sun Life Canada Capital Trust
8.526%   05/29/49                               2,500,000          2,639,125(b)
Tele-Communications Inc.
9.25%    04/15/02                               2,500,000          2,725,700
Time Warner Inc.
4.90%    07/29/99                               2,500,000          2,436,525(b)
Washington Mutual Capital
8.375%   06/01/27                               2,500,000          2,612,500

Total Corporate Notes
   (Cost $68,573,281)                                             74,234,557

Total Investments in Securities
   (Cost $534,297,400)                                           542,121,030


                                                  Number
                                               of Shares             Value
--------------------------------------------------------------------------------

Short-Term Investments -- 4.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $24,000,000)                          24,000,000         24,000,000
Other Assets and Liabilities,
   net (3.4%)                                                   (18,790,664)
                                                               ------------

NET ASSETS -- 100%                                             $547,330,366
                                                               ============


----------
See Notes to Schedule of Investments and Financial Statements

                       GE SHORT-TERM GOVERNMENT FUND

                      TWO YEAR TREASURY NOTE YIELD HISTORY
                               10/1/96 -- 9/30/97

                                   [GRAPHIC]
                                   LINE CHART

                    HIGH       6.54%
                    LOW        5.58%
                    AVG.       5.99%

                               INVESTMENT PROFILE

A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in short-term U.S. Government securities.


                         * LIPPER PERFORMANCE COMPARISON
                      Short-Term U.S. Government Peer Group
       Based on average annual total returns for the periods ended 9/30/97

                                               One                Three
                                              Year                Year
  Number of funds
  in category:                                 184                 140

  Peer group average
  total return:                               6.6%                 6.6%

  Lipper categories
  in peer group:               Short-Term U.S. Treasury, Short U.S. Government,
                               Short-Intermediate U.S. Government

*See Notes to Performance for explanation of peer categories


                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES


                                    [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                    ONE            THREE                SINCE
                                   YEAR            YEAR             INCEPTION

GE Short Term Gov't                6.30%          6.13%                5.23%

GE Short Term Gov't w/load         3.65%          5.24%                4.48%
(maximum load-2.5%)
LB 1-3 YR.                         6.89%          6.91%                5.89%

--------------------------------------------------------------------------------

                                 CLASS B SHARES


                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                    ONE            THREE                SINCE
                                   YEAR            YEAR             INCEPTION

GE Short Term Gov't                5.84%          5.73%               4.84%
GE Short Term Gov't w/load         2.84%          5.13%               4.59%
maximum load                        3.0%           2.0%                1.0%
LB 1-3 YR.                         6.89%          6.91%               5.89%

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                    [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                    ONE            THREE                SINCE
                                   YEAR            YEAR             INCEPTION

GE Short Term Gov't                6.57%           6.42%              5.51%

LB 1-3 YR.                         6.89%           6.91%              5.89%

--------------------------------------------------------------------------------

                                 CLASS D SHARES

                                   [GRAPHIC]
                                   LINE CHART

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                    ONE            THREE                SINCE
                                   YEAR            YEAR             INCEPTION

GE Short Term Gov't                6.83%          6.66%               5.75%

LB 1-3 YR.                         6.89%          6.91%               5.89%

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                          GE SHORT-TERM GOVERNMENT FUND

                                   [GRAPHIC]
                                   PIE CHART

GE SHORT-TREM GOVERNMENT FUND

U.S. Governments              78.5%
Corporate Notes                9.7%
Asset Backed                   2.4%
Cash and Other                 3.9%
Mortgage-Backed                5.5%



                                             Principal
                                                Amount            Value
--------------------------------------------------------------------------------

Bonds and Notes -- 96.1%
--------------------------------------------------------------------------------

U.S. Governments -- 78.5%

Federal Home Loan Mortgage Corp.
6.50%    08/19/99                              $150,000       $  150,351
8.00%    08/01/03                               284,471          291,548
6.00%    12/01/08                                97,122           96,134(h)
6.25%    09/15/18                               150,000          149,718
7.766%   10/01/22                                 3,272            3,384(e)
7.816%   01/01/23                                 1,867            1,939(e)
7.851%   01/01/23                                   662              678(e)
8.13%    08/01/23                                 6,613            6,855(e)
8.166%   08/01/23                                 6,105            6,352(e)
7.882%   01/01/24                                    97              101(e)
7.838%   06/01/24                                   130              135(e)
6.918%   04/01/26                                 4,702            4,778(e)
5.776%   11/01/26                                 3,831            3,970(e)
                                                                 715,943
Federal Home Loan Mortgage Corp. REMIC
543.497% 09/15/05                                   196            2,064(g)
1002.00% 07/15/06                                   386            7,243(g)
                                                                   9,307
Federal National Mortgage Assoc.
6.59%    03/25/02                               550,000          553,437
6.881%   11/17/02                               144,655          146,870
7.373%   08/17/03                               245,057          251,337
6.521%   09/17/04                               237,774          240,226
9.00%    08/01/10                               316,093          334,661
7.00%    06/18/20                                71,890           72,508
                                                               1,599,039
Federal National Mortgage Assoc. REMIC
6.72%    11/25/06                                49,642          45,856(d,f)
7.95%    11/25/19                                36,515          36,755
                                                                 82,611
Government National Mortgage Assoc.
9.00%    08/15/09                               482,920         508,726(e)
9.00%    12/15/09                               410,349         441,767(e)
9.50%    12/15/09                               871,336         946,713(e)
7.25%    09/20/18                               251,097         260,906(e)
7.375%   05/20/21                                19,372          20,035(e)
6.875%   11/20/21                                23,569          24,246(e)
7.125%   05/20/22                                92,605          95,643(e)
7.125%   07/20/22                               245,349         253,016(e)
7.25%    08/20/22                               199,084         205,181(e)


                                             Principal
                                                Amount            Value
--------------------------------------------------------------------------------

7.125%   08/20/23                           $  133,101       $  136,907(e)
5.50%    09/20/23                              295,572          303,932(e)
7.00%    01/20/24                              106,132          108,470(e)
5.50%    02/01/24                               26,642           27,374(e)
7.00%    03/20/24                              187,576          191,351(e)
7.00%    04/20/24                              242,302          246,580(e)
7.375%   04/20/24                              171,797          176,629(e)
7.375%   06/20/24                               70,764           72,765(e)
7.00%    09/20/24                              248,924          255,030(e)
6.875%   10/20/24                               30,756           31,534(e)
6.50%    11/20/24                              195,297          198,745(e)
6.00%    10/20/25                              523,434          530,631(e)
5.00%    08/20/27                              811,801          801,273(e)
5.00%    TBA                                   300,000          295,125(c)
                                                              6,132,579
U.S. Treasury Bills
5.31%    04/02/98                              250,000          243,533(d,h)

U.S. Treasury Notes
5.875%   10/31/98                              185,000          185,288(h)
6.375%   04/30/99                              704,000          710,273
6.00%    06/30/99                            2,474,000        2,482,115(h)
5.875%   07/31/99                            2,659,000        2,661,074(h)
5.875%   08/31/99                              446,000          446,348(h)
6.00%    08/15/00                            1,500,000        1,506,094
                                                              7,991,192
Total U.S. Governments
   (Cost $16,612,730)                                        16,774,204

Asset Backed -- 2.4%
Carco Auto Loan Master Trust
6.689%   08/15/04                               54,000           54,135
Fleetwood Credit Grantor Trust
6.40%    05/15/13                              160,000          160,550
Green Tree Recreational, Equipment &
  Consumer Trust
6.49%    10/15/27                              100,000          100,406
Lehman FHA Title I Loan Trust
7.30%    05/25/17                               62,983           63,554
Premier Auto Trust
6.34%    01/06/02                               33,000           33,144
Provident Bank Home Equity Loan Trust
6.72%    01/25/13                               84,597           84,602
Total Asset Backed
   (Cost $494,271)                                              496,391

Corporate Notes -- 9.7%
First USA Bank
6.125%   10/30/97                              100,000          100,030
Ford Motor Credit Corp.
7.32%    05/23/02                              150,000          151,875
General Motors Acceptance Corp.
8.375%   01/19/99                              100,000          103,080
Great Atlantic & Pacific Tea Inc.
9.125%   01/15/98                              168,000          169,598
Great Northern Nekoosa Corp.
9.125%   02/01/98                              100,000          101,045
Ikon Capital Resource Inc.
6.27%    07/19/99                              100,000          100,272
Lehman Brothers Holdings Inc.
6.875%   06/08/98                              150,000          150,737
National City Capital Trust
6.75%    06/01/99                              150,000          151,219(b)
New York New York
6.10%    02/01/98                              100,000          100,092


----------
See Notes to Schedule of Investments and Financial Statements

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997


                                             Principal
                                                Amount            Value
--------------------------------------------------------------------------------

New York State Dormitory
  Authority Revenue
6.32%    04/01/99                           $  40,000            $  40,106
News America Holdings Inc.
9.125%   10/15/99                             110,000              115,871
NWCG Holding Corp.
6.44%    06/15/99                             135,000              121,269(d)
Province of Manitoba
6.125%   05/28/98                             125,000              125,128
Republic of Columbia
8.75%    10/06/99                              50,000               52,000
Salomon Inc.
6.70%    12/01/98                              75,000               75,428
Tele-Communications Inc.
6.469%   12/20/00                             170,000              171,700
Videotron Holdings PLC
11.125%  07/01/04                             100,000               93,250
Woolworth Corp.
7.00%    06/01/00                             150,000              152,103
Total Corporate Notes
   (Cost $2,066,848)                                             2,074,803

Mortgage-Backed -- 5.5%
Collateralized Mortgage Obligations
GS Mortgage Securities Corp.
6.94%    07/13/30                             159,245              161,932
Morgan Stanley Capital Inc.
6.85%    02/15/20                             108,497              109,718
Salomon Brothers Mortgage Securities Inc.
8.125%   11/01/12                              34,318               35,111
6.469%   01/20/28                             370,703              370,703
Structured Asset Securities Corp.
5.65%    09/25/99                             170,000              170,000(b)
6.75%    06/25/30                             330,367              331,658(b)

Total Mortgage-Backed
   (Cost $1,179,130)                                             1,179,122
Total Investments in Securities
   (Cost $20,352,979)                                           20,524,520


                                                   Number
                                                of Shares         Value
--------------------------------------------------------------------------------

Short-Term Investments -- 3.8%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund                      2      $         2

SSgA Money Market Fund Class A                194,097          194,097

SSgA U.S. Government Money
  Market Fund                                 240,576          240,576


                                             Principal
                                                Amount          Value
--------------------------------------------------------------------------------

U.S. Government Agency -- 1.8%

Federal National Mortgage Assoc.
6.05%    10/01/97                            $390,000           390,000

Total Short-Term Investments
   (Cost $824,675)                                              824,675
Other Assets and Liabilities,
   net 0.1%                                                      15,631
                                                            -----------
NET ASSETS -- 100%                                          $21,364,826
                                                            ===========

----------
See Notes to Schedule of Investments and Financial Statements

                                                            GE MONEY MARKET FUND

                               INVESTMENT PROFILE

A mutual fund designed for investors who seek current income and liquidity while preserving their capital by investing in short-term, high grade money market securities.


                         * LIPPER PERFORMANCE COMPARISON
                             Money Market Peer Group
       Based on average annual total returns for the periods ended 9/30/97

                                               One                Three
                                              Year                Year
  Number of funds
  in category:                                 298                  40

  Peer group average
  total return:                               4.9%                 5.3%

  Lipper categories
  in peer group:                                  Money Market

*See Notes to Performance for explanation of peer categories


                    See page 58 for Notes to Performance.
                      Past performance is no guarantee
                             of future results.



              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                   [GRAPHIC]
                                   LINE CHART


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                ONE           THREE                SINCE
                               YEAR            YEAR            INCEPTION

GE Money Market                5.14%           5.28%              4.51%

90 Day T-Bill                  5.17%           5.35%              4.71%




                                   FUND YIELD

                              Fund           IBC Money Fund
 7 day current                5.11%                5.04%
 7 day effective              5.24%                5.17%

CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

AN INVESTMENT IN THE GE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE GE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                   SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

                              GE MONEY MARKET FUND


                                   [GRAPHIC]
                                   PIE CHART

GE MONEY MARKET FUND
U.S. Governments                        35.6%
Certificates of Deposit and Other       35.7%
Commercial Paper                        28.7%




                                             Principal           Amortized
                                             Amount              Cost
--------------------------------------------------------------------------------

U.S. Governments(d) -- 35.6%

Federal Home Loan
  Mortgage Corp.
5.44%    10/02/97                          $4,400,000         $ 4,399,337
5.57%    12/23/97                           5,310,000           5,243,646
                                                                9,642,983
Federal National Mortgage Assoc.
5.45%    10/07/97                           4,400,000           4,396,022
5.42%    10/17/97                           2,600,000           2,593,760
5.51%    10/23/97                           2,000,000           1,993,449
5.50%    10/24/97                           2,400,000           2,391,597
5.48%    10/30/97                           4,400,000           4,380,754
5.875%   11/06/97                           2,300,000           2,287,154
5.50%    11/12/97                           2,100,000           2,086,709
5.52%    12/15/97                           3,200,000           3,164,100
5.55%    12/16/97                           2,580,000           2,550,534
5.48%    12/18/97                           5,110,000           5,050,588
                                                               30,894,667
Total U.S. Governments
  (Cost $40,537,650)                                           40,537,650

Commercial Paper(d) -- 28.7%

Associates Corp. of North America
6.36%    10/01/97                           3,810,000           3,810,000
Bank of Nova Scotia
5.60%    12/29/97                           4,410,000           4,349,818
Chase Manhattan Corp.
5.57%    10/24/97                           4,100,000           4,085,632
First Union Corp.
5.57%    10/31/97                           4,800,000           4,778,040
Halifax Building Society
5.57%    12/12/97                           4,440,000           4,391,249
Merrill Lynch & Co. Inc.
5.60%    12/01/97                           4,400,000           4,358,771
Morgan (J.P.) & Co. Inc.
5.59%    11/14/97                           2,530,000           2,512,962
Toronto Dominion Bank
5.55%    11/17/97                           4,500,000           4,467,688
Total Commercial Paper
  (Cost $32,754,160)                                           32,754,160


                                             Principal           Amortized
                                             Amount              Cost
--------------------------------------------------------------------------------

Certificates of Deposit -- 34.5%

ABN Amro
5.57%    12/19/97                            $4,400,000          $ 4,400,000
Bank of Montreal
5.54%    10/02/97                             4,200,000            4,200,000
Bayerische Hypotheken Bank
5.56%    11/26/97                             4,410,000            4,410,000
Bayerische Vereinsbank AG
5.54%    10/15/97                             4,500,000            4,500,000
Credit Suisse
5.525%   10/07/97                             4,400,000            4,400,007
Deutsche Bank AG
5.60%    01/02/98                             4,000,000            4,000,000
Dresdner Bank AG
5.56%    10/06/97                             4,200,000            4,200,000
Societe Generale
5.58%    12/03/97                             4,400,000            4,400,000
Swiss Bank Corp.
5.61%    10/08/97                             4,800,000            4,800,000
Total Certificates of Deposit
   (Cost $39,310,007)                                             39,310,007

Time Deposits -- 1.1%

State Street Cayman Islands
6.125%   10/01/97
  (Cost $1,310,000)                           1,310,000           1,310,000

Total Short Term Investments
  (Cost $113,911,817)                                           113,911,817

Other Assets and Liabilities,
   net 0.1%                                                         117,727
                                                                -----------

NET ASSETS -- 100%                                             $114,029,544
                                                               ============

----------
See Notes to Schedule of Investments and Financial Statements

                    NOTES TO PERFORMANCE (UNAUDITED)

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares. Classes A and B are shown both without the sales charge and also assuming the reduction of the returns by the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements.

The performance data relating to Class A and B shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, reflect the prior performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class C or D shares, performance data relating to the Class C and D shares of GE Tax-Exempt Fund is limited to the period from the Merger Date to September 30, 1997. GE Mid-Cap Growth Fund, GE Value Equity Fund and GE Government Securities Fund did not offer Class C or D shares during the fiscal year ended September 30, 1997, therefore no performance data is shown for Class C or D shares of these funds.

Shares of the GE Government Securities Fund and GE Short-Term
Government Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Adviser has voluntarily agreed to waive and/or bear certain fees and Fund expenses. Without these provisions, the performance returns (and/or yields) would have been lower. These provisions may be terminated in the future.

The Standard & Poor's ("S&P") Composite Index of 500 stocks (S&P 500 Index), the S&P Composite Index of 400 mid-cap stocks (S&P Mid-Cap 400 Index), the S&P/Barra Composite Index of 500 value stocks (S&P/Barra 500 Value Index), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Municipal Bond Index (LBMI), Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year General Obligation Municipal Bond Index (LB 10yr. GO Muni Bond)and the Lehman Brothers Government Bond Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization of approximately $700 million. The S&P/Barra 500 Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. MSCI World Index is a composite of 1,551 stocks in companies from 22 countries representing the European, Pacific Basin and American regions. MSCI EAFE Index is a composite of 1,077 stocks of companies from 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. LBMI is a composite of investment grade, fixed rate municipal bonds and is considered to be representative of the municipal bond market. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. The LB 10yr. GO Muni Bond Index is comprised of all municipal general obligation investment-grade debt issues with maturities between 8 and 11 years and each issue must be at least $50 million. The Lehman Brothers Government Bond Index is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. The majority of the broad market returns are not available from the Funds' commencement of investment operations through September 30, 1997. The IBC Money Fund Report yields represent the average yields of 873 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publica-tion thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                                               NOTES TO SCHEDULES OF INVESTMENTS

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, these securities amounted to $359,654, $422,145, $1,317,369, $4,190,922, $7,067,508, $13,498,010 and
     $652,877 or 0.4%, 0.7%, 0.3%, 3.4%, 9.9%, 2.5% and 3.1% of net assets for the GE International Equity, GE Global Equity, GE U.S. Equity, GE Strategic Investment, GE Fixed Income, GE Government Securities and GE Short-Term Government Funds, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Rate represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at September 30, 1997.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At September 30, 1997, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBA's.

(i) Escrowed to maturity. Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(j) Prerefunded. Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by either FGIC, MBIA, or AMBAC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 1997 (as a percentage of net assets) as follows:

     AMBAC      12.1%

     FGIC       7.0%

     MBIA       8.2%

ABBREVIATIONS:

ADR    --  American Depositary Receipt

AMBAC  --  AMBAC Indemnity Corporation

FGIC   --  Financial Guarantee Insurance Corporation (wholly-owned subsidiary of GE Capital Services, Inc.)

GDR    --  Global Depository Receipt

G.O.   --  General Obligation

MBIA   --  Municipal Bond Investors Assurance Corporation

Pfd.   --  Preferred

Regd.  --  Registered

REMIC  --  Real Estate Mortgage Investment Conduit

Rts.   --  Rights

SDR    --  Special Drawing Rights

VRDN   --  Variable Rate Demand Note


CURRENCY TERMS:

BEL    --  Belgian Franc

CAD    --  Canadian Dollar

DEM    --  Deutsche Mark

DKK    --  Danish Krone

NLG    --  Netherlands Guilder


                                                                 CLASS STRUCTURE


The following describes each of the class definitions for the GE Funds' multiple class structure, which is described in greater detail in the Funds' Prospectus. Be sure to reference your appropriate performance chart.

Class A Shares are offered with a front-end load (as described in Note 1 of the Notes to Financial Statements) through authorized dealers and are available to anyone not eligible to invest in Class C or Class D. These shares are also available to certain employee retirement plans seeking the additional services available to Class A investors. The load is waived in certain instances as described in the prospectus.

Class B Shares are offered with a back-end load through authorized dealers and are available to anyone not eligible to invest in Class C or Class D. The maximum contingent deferred sales load imposed on redemptions of this class of shares (as a percentage of redemption proceeds) is 4.00% for equity funds and 3.00% for fixed income funds.

Class C Shares are no load shares available only to a limited group of investors including employees and retirees of GE, and their family members.

Class D Shares are no load shares available only to certain financial intermediaries and certain qualified institutions, including employee retirement plans that do not seek the additional services available to Class A investors.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                                             GE INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                            CLASS A                                  CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                           9/30/97   9/30/96(c)  9/30/95   9/30/94   9/30/97   9/30/96(c)   9/30/95     9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --        --         --    3/2/94         --         --          --      3/2/94
Net asset value, beginning of period        $17.65   $ 15.87     $15.18    $15.00     $17.47     $15.77      $15.13      $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                       0.01      0.07       0.09      0.06      (0.06)      0.05        0.01        0.00
  Net realized and unrealized
   gains (losses) on investments              3.16      1.74       0.64      0.12       3.11       1.65        0.64        0.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                       3.17      1.81       0.73      0.18       3.05       1.70        0.65        0.13
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       0.06      0.03       0.04      0.00       0.00       0.00        0.01        0.00
  Net realized gains                          0.50      0.00       0.00      0.00       0.50       0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           0.56      0.03       0.04      0.00       0.50       0.00        0.01        0.00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $20.26    $17.65     $15.87    $15.18     $20.02     $17.47      $15.77      $15.13
====================================================================================================================================

TOTAL RETURN (a)                            18.41%    11.39%      4.87%      1.20%     17.86%    10.78%       4.33%        0.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
 (in thousands)                            $17,270    $8,462     $3,948        $25       $455      $272        $57          $34
  Ratios to average net assets:
   Net investment income*                    0.20%     0.43%      1.28%      1.01%     (0.30%)    0.28%      0.10%        0.47%
   Expenses*                                 1.60%     1.59%      1.60%      1.60%      2.10%     2.10%      2.10%        2.10%
   Gross Expenses*                           1.60%     1.66%      1.95%      1.93%      4.12%     3.50%      3.50%        2.43%
  Portfolio turnover rate                      51%       36%        27%         6%        51%       36%        27%           6%
  Average brokerage commissions (b)          $.021     $.031        N/A        N/A      $.021     $.031        N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                CLASS C                                 CLASS D
------------------------------------------------------------------------------------------------------------------------------------
                                              9/30/97   9/30/96(c)  9/30/95   9/30/94    9/30/97   9/30/96(c)  9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                   --         --         --      3/2/94       --         --         --       3/2/94
Net asset value, beginning of period          $17.65     $15.88     $15.19     $15.00     $17.76     $15.94     $15.22     $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                         0.05       0.11       0.12       0.00       0.13       0.17       0.12       0.10
  Net realized and unrealized
   gains (losses) on investments                3.19       1.72       0.65       0.19       3.18       1.73       0.70       0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                         3.24       1.83       0.77       0.19       3.31       1.90       0.82       0.22
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                         0.03       0.06       0.08       0.00       0.14       0.08       0.10       0.00
  Net realized gains                            0.50       0.00       0.00       0.00       0.50       0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             0.53       0.06       0.08       0.00       0.64       0.08       0.10       0.00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $20.36     $17.65     $15.88     $15.19     $20.43     $17.76     $15.94     $15.22
====================================================================================================================================

TOTAL RETURN (a)                               18.79%     11.54%      5.16%      1.27%     19.16%     11.97%      5.45%      1.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)     $6,152     $3,230     $1,262       $481    $75,098    $63,225    $32,907    $26,460
  Ratios to average net assets:
   Net investment income*                       0.45%      0.68%      0.83%       0.66%     0.76%      0.99%      0.97%      1.52%
   Expenses*                                    1.35%      1.35%      1.35%       1.35%     1.01%      1.03%      1.07%      1.10%
   Gross Expenses*                              1.58%      1.96%      2.75%       1.68%     1.01%      1.03%      1.18%      1.43%
  Portfolio turnover rate                         51%        36%        27%          6%       51%        36%        27%         6%
  Average brokerage commissions (b)             $.021      $.031        N/A         N/A     $.021      $.031       N/A        N/A


----------
See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                             GE GLOBAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A                                  CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                            9/30/97   9/30/96    9/30/95    9/30/94(d)  9/30/97  9/30/96   9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --        --         --     12/22/93        --       --        --      12/22/93
Net asset value, beginning of period         $22.01    $20.18     $19.34      $18.61     $21.87    $20.14    $19.32      $18.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                        0.00      0.02       0.10        0.03      (0.08)    (0.04)     0.00       (0.01)
  Net realized and unrealized
   gains (losses) on investments               3.89      2.20       1.22        0.91       3.82      2.14      1.23        1.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                        3.89      2.22       1.32        0.94       3.74      2.10      1.23        1.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                        0.00      0.02       0.09        0.01       0.00      0.00      0.02        0.01
  Net realized gains                           1.29      0.37       0.39        0.20       1.29      0.37      0.39        0.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            1.29      0.39       0.48        0.21       1.29      0.37      0.41        0.21
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $24.61     $22.01    $20.18      $19.34     $24.32    $21.87    $20.14      $19.32
====================================================================================================================================

TOTAL RETURN (a)                             18.51%     11.18%     7.16%       3.09%     17.92%    10.61%     6.62%       5.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $1,524     $4,054    $2,811        $694       $877      $600      $356        $128
  Ratios to average net assets:
   Net investment income*                    (0.09%)     0.12%     0.47%       0.44%     (0.52%)   (0.34%)    (0.11%)    (0.08%)
   Expenses*                                  1.60%      1.60%     1.60%       1.60%      2.10%     2.10%      2.10%      2.10%
   Gross Expenses*                            3.10%      1.90%     2.17%       2.02%      3.33%     3.50%      3.50%      2.52%
  Portfolio turnover rate                       70%        46%       46%         26%        70%       46%        46%        26%
  Average brokerage commissions (b)           $.006      $.006       N/A         N/A      $.006     $.006        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                            CLASS C                                       CLASS D

                                           9/30/97   9/30/96   9/30/95   9/30/94  9/30/93(e) 9/30/97  9/30/96   9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --        --        --        --    1/5/93        --        --        --   11/29/93
Net asset value, beginning of period        $22.18    $20.31    $19.40    $17.16    $15.00    $22.25    $20.37    $19.45     $17.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                       0.04      0.06      0.09      0.07      0.08      0.10      0.13      0.13       0.11
  Net realized and unrealized
   gains (losses) on investments              3.94      2.22      1.30      2.37      2.08      3.94      2.21      1.31       2.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                       3.98      2.28      1.39      2.44      2.16      4.04      2.34      1.44       2.17
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       0.06      0.04      0.09      0.00      0.00      0.17      0.09      0.13       0.01
  Net realized gains                          1.29      0.37      0.39      0.20      0.00      1.29      0.37      0.39       0.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           1.35      0.41      0.48      0.20      0.00      1.46      0.46      0.52       0.21
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $24.81    $22.18    $20.31    $19.40    $17.16    $24.83    $22.25    $20.37     $19.45
====================================================================================================================================
TOTAL RETURN (a)                             18.82%    11.44%     7.47%    14.28%    14.10%    19.14%    11.71%     7.76%     12.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)                         $35,120   $28,682   $23,683   $20,432   $11,999   $22,642   $10,123    $9,785    $10,504
 Ratios to average net assets:
   Net investment income*                     0.24%     0.33%     0.59%     0.52%     1.00%     0.48%     0.56%     0.84%      0.82%
   Expenses*                                  1.35%     1.35%     1.35%     1.31%     1.10%     1.10%     1.10%     1.10%      1.10%
   Gross Expenses*                            1.45%     1.60%     1.42%     1.77%     2.19%     1.10%     1.12%     1.75%      1.52%
  Portfolio turnover rate                       70%       46%       46%       26%       28%       70%       46%       46%        26%
  Average brokerage commissions (b)           $.006     $.006       N/A       N/A       N/A     $.006     $.006       N/A        N/A


----------
See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED



                                               GE PREMIER GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A           CLASS B           CLASS C           CLASS D

                                                      9/30/97(c, h)     9/30/97(c, h)     9/30/97(c, h)     9/30/97(c, h)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                           12/31/96          12/31/96          12/31/96          12/31/96
Net asset value, beginning of period                       $15.00            $15.00            $15.00            $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                     (0.04)            (0.09)             0.00              0.04
  Net realized and unrealized
  gains (losses) on investments                              3.35              3.34              3.35              3.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               3.31              3.25              3.35
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                                      0.00              0.00              0.00              0.00
  Net realized gains                                         0.00              0.00              0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          0.00              0.00              0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                             $18.31            $18.25            $18.35            $18.38
====================================================================================================================================
TOTAL RETURN (a)                                            22.07%            21.67%            22.33%            22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                 $1,395              $447            $7,287            $5,770
  Ratios to average net assets:
   Net investment income*                                   (0.34%)           (0.76%)           (0.03%)            0.31%
   Expenses*                                                 1.40%             1.90%             1.15%             0.90%
   Gross Expenses*                                           4.09%             9.30%             1.62%             1.17%
  Portfolio turnover rate                                      17%               17%               17%               17%
  Average brokerage commissions (b)                         $.053             $.053             $.053             $.053
------------------------------------------------------------------------------------------------------------------------------------

----------

See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                               GE U.S. EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A                                       CLASS B

                                          9/30/97(c)  9/30/96(c)  9/30/95(c)  9/30/94(d)  9/30/97(c) 9/30/96(c) 9/30/95(c)  9/30/94
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --          --      12/22/93          --        --        --    12/22/93
Net asset value, beginning of period       $23.34      $20.28      $16.12        $16.48      $22.57    $19.71    $16.03      $16.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                      0.23        0.31        0.34          3.23        0.11      0.19      0.21        0.24
  Net realized and unrealized
   gains (losses) on investments             8.33        3.34        3.91          (3.22)      8.03      3.25      3.84       (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                      8.56        3.65        4.25          0.01        8.14      3.44      4.05       (0.01)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                      0.28        0.32        0.00          0.20        0.17      0.31      0.28        0.20
  Net realized gains                         2.19        0.27        0.09          0.17        2.19      0.27      0.09        0.17
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                          2.47        0.59        0.09          0.37        2.36      0.58      0.37        0.37
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD             $29.43      $23.34      $20.28        $16.12      $28.35    $22.57    $19.71      $16.03
====================================================================================================================================

TOTAL RETURN (a)                            39.44%      18.36%      26.52%        (0.86%)     38.75%    17.78%    25.92%     (0.09%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)                        $65,535     $34,523     $15,148        $1,214     $14,380    $7,194    $1,563        $91
  Ratios to average net assets:
   Net investment income*                    0.93%       1.40%       1.85%         1.87%       0.44%     0.90%     1.29%      1.28%
   Expenses*                                 1.00%       1.00%       1.00%         1.00%       1.50%     1.50%     1.50%      1.50%
   Gross Expenses*                           1.11%       1.15%       1.25%         1.46%       1.88%     2.08%     3.50%      1.96%
  Portfolio turnover rate                      38%         49%         43%           51%         38%       49%       43%        51%
  Average brokerage commissions (b)          $.069       $.045        N/A            N/A      $.069      $.045      N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                           CLASS C                                          CLASS D

                                    9/30/97(c) 9/30/96(c) 9/30/95(c) 9/30/94   9/30/93(e) 9/30/97(c)  9/30/96(c)  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                           --         --        --        --       1/5/93         --         --        --    11/29/93
Net asset value,
  beginning of period                 $23.02     $19.98    $16.13    $16.35      $15.00      $23.03     $19.98    $16.16     $16.37
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                 0.30       0.36      0.37      1.00        0.12        0.37       0.40      0.38       0.32
  Net realized and unrealized
   gains (losses) on investments        8.19       3.30      3.86     (0.85)       1.23        8.19       3.31      3.88      (0.16)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                 8.49       3.66      4.23      0.15        1.35        8.56       3.71      4.26       0.16
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                 0.32       0.35      0.29      0.20        0.00        0.41       0.39      0.35       0.20
  Net realized gains                    2.19       0.27      0.09      0.17        0.00        2.19       0.27      0.09       0.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                     2.51       0.62      0.38      0.37        0.00        2.60       0.66      0.44       0.37
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD        $29.00     $23.02    $19.98    $16.13      $16.35      $28.99     $23.03    $19.98     $16.16
====================================================================================================================================

TOTAL RETURN (a)                      39.76%     18.70%    26.86%     0.88%      10.32%      40.16%     18.97%    27.14%       0.96%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)                  $97,886    $50,035   $26,007   $16,382     $74,415    $212,957   $144,470  $128,247   $114,885
  Ratios to average net assets:
   Net investment income*              1.18%      1.66%     2.12%     2.11%       1.86%       1.45%      1.90%     2.36%      2.27%
   Expenses*                           0.75%      0.75%     0.75%     0.62%       0.50%       0.50%      0.50%     0.50%      0.50%
   Gross Expenses*                     0.93%      1.06%     1.19%     1.21%       1.34%       0.52%      0.59%     0.71%      0.96%
  Portfolio turnover rate                38%        49%       43%       51%         15%         38%        49%       43%        51%
  Average brokerage commissions (b)    $.069      $.045        N/A       N/A        N/A       $.069      $.045       N/A        N/A


----------
See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                                                          GE MID-CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A

                                                       9/30/97(F)         10/31/96        10/31/95        10/31/94        10/31/93
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                            --                 --               --              --            9/8/93
Net asset value, beginning of period                    $13.16             $11.38           $8.81           $8.69            $8.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                  (0.07)              0.00            0.01           (0.01)            0.00
  Net realized and unrealized
  gains (losses) on investments                           4.52               1.78            2.56            0.21             0.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            4.45               1.78            2.57            0.20             0.19
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                                   0.00               0.00            0.00            0.00             0.00
  Net realized gains                                      0.00               0.00            0.00            0.08             0.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                       0.00               0.00            0.00            0.08             0.00
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $17.61             $13.16          $11.38           $8.81            $8.69
====================================================================================================================================

TOTAL RETURN (a)                                         33.81%             15.64%          29.17%           2.48%            2.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)              $10,885            $8,222          $5,986           $4,182          $3,261
  Ratios to average net assets:
   Net investment income*                                (0.51%)             0.03%           0.10%          (0.11%)          (0.30%)
   Expenses*                                              1.31%              1.35%           1.35%           1.34%            1.39%
   Gross Expenses*                                        1.46%              1.70%           2.44%           3.53%            4.83%
  Portfolio turnover rate                                  139%                41%             74%            100%              46%
  Average brokerage commissions(b)                       $.067              $.050             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   CLASS B

                                                    9/30/97(f)     10/31/96        10/31/95       10/31/94     10/31/93
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                           --             --             --             --         9/8/93
Net asset value, beginning of period                  $12.87         $11.21          $8.74          $8.70         $8.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                (0.18)         (0.09)         (0.05)         (0.04)         0.00
  Net realized and unrealized
  gains (losses) on investments                         4.42           1.75           2.52           0.16          0.20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          4.24           1.66           2.47           0.12          0.20
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                                 0.00           0.00           0.00           0.00          0.00
  Net realized gains                                    0.00           0.00           0.00           0.08          0.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                     0.00           0.00           0.00           0.08          0.00
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $17.11         $12.87         $11.21          $8.74         $8.70
====================================================================================================================================

TOTAL RETURN (a)                                       33.02%         14.81%         28.26%          1.67%         2.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)            $32,280       $27,616        $14,311         $5,857          $592
  Ratios to average net assets:
   Net investment income*                              (1.26%)        (0.73%)        (0.66%)        (0.82%)       (1.38%)
   Expenses*                                            2.06%          2.10%          2.10%          2.09%         1.86%
   Gross Expenses*                                      2.21%          2.41%          3.19%          4.06%         5.04%
  Portfolio turnover rate                                139%            41%            74%           100%           46%
  Average brokerage commissions (b)                    $.067          $.050            N/A            N/A            N/A


----------
See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                                                            GE VALUE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A

                                                    9/30/97(f)       10/31/96        10/31/95       10/31/94         10/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --               --              --              --            9/8/93
Net asset value, beginning of period                 $10.83            $8.95           $7.51           $7.63            $7.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                0.07             0.05            0.14            0.13             0.01
  Net realized and unrealized
  gains (losses) on investments                        3.59             1.99            1.45           (0.16)            0.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         3.66             2.04            1.59           (0.03)            0.13
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                0.04             0.09            0.15            0.09             0.00
  Net realized gains                                   0.87             0.07            0.00            0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                    0.91             0.16            0.15            0.09             0.00
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $13.58           $10.83           $8.95           $7.51            $7.63
====================================================================================================================================

TOTAL RETURN (a)                                      36.18%           23.10%          21.45%          (0.32%)           1.73%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)           $8,236           $5,833          $4,083           $3,267          $2,249
  Ratios to average net assets:
   Net investment income*                              0.63%            1.03%           1.71%           1.92%            0.73%
   Expenses*                                           1.30%            1.35%           1.35%           1.35%            1.42%
   Gross Expenses*                                     1.33%            1.73%           2.43%           3.55%            6.37%
  Portfolio turnover rate                               131%             100%             27%             15%               6%
  Average brokerage commissions (b)                    $.046            $.050            N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B

                                                   9/30/97(f)       10/31/96         10/31/95         10/31/94        10/31/93
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                         --              --               --               --             9/8/93
Net asset value, beginning of period                 $10.79           $8.93            $7.50            $7.64            $7.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               (0.01)           0.04             0.07             0.08            (0.01)
  Net realized and unrealized
  gains (losses) on investments                        3.57            1.93             1.45            (0.17)            0.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         3.56            1.97             1.52            (0.09)            0.14
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                                0.00            0.04             0.09             0.05             0.00
  Net realized gains                                   0.87            0.07             0.00             0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                                    0.87            0.11             0.09             0.05             0.00
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $13.48          $10.79            $8.93            $7.50            $7.64
====================================================================================================================================

TOTAL RETURN (a)                                      35.23%          22.30%           20.50%           (1.10%)           1.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)          $46,035         $33,318          $14,450           $7,970             $529
  Ratios to average net assets:
   Net investment income*                             (0.12%)          0.23%            0.94%            1.09%           (1.07%)
   Expenses*                                           2.05%           2.10%            2.10%            2.10%            2.04%
   Gross Expenses*                                     2.07%           2.40%            3.18%            4.02%            6.38%
  Portfolio turnover rate                               131%            100%              27%              15%               6%
  Average brokerage commissions (b)                    $.046           $.050             N/A              N/A               N/A

----------
See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                          GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B

                                          9/30/97(c)  9/31/96(c)  9/30/95(c)  9/30/94(d)  9/30/97(c) 9/30/96(c) 9/30/95(c) 9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                 --          --         --       12/22/93         --        --        --    12/22/93
Net asset value, beginning of period        $20.33      $18.43     $15.71        $16.21      $20.04    $18.26    $15.62     $16.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                       0.53        0.51       0.52          0.48        0.42      0.41      0.40       0.27
  Net realized and unrealized
   gains (losses) on investments              3.87        1.90       2.57         (0.65)       3.82      1.87      2.58     (0.46)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                       4.40        2.41       3.09         (0.17)       4.24      2.28      2.98     (0.19)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       0.47        0.43       0.37          0.27        0.33      0.42      0.34       0.27
  Net realized gains                          0.25        0.08       0.00          0.06        0.25      0.08      0.00       0.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           0.72        0.51       0.37          0.33        0.58      0.50      0.34       0.33
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $24.01      $20.33     $18.43        $15.71      $23.70    $20.04    $18.26     $15.62
====================================================================================================================================

TOTAL RETURN (a)                             22.16%      13.35%     20.12%        (1.32%)     21.57%    12.73%    19.53%     (1.25%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                          $39,731     $25,232     $8,778        $1,104      $5,685    $3,701      $882       $150
  Ratios to average net assets:
   Net investment income*                     2.42%       2.60%      2.95%         2.59%       1.92%     2.11%     2.46%      1.92%
   Expenses*                                  1.15%       1.12%      1.15%         1.15%       1.65%     1.65%     1.65%      1.65%
   Gross Expenses*                            1.15%       1.15%      1.19%         1.58%       1.93%     2.10%     3.50%      2.08%
  Portfolio turnover rate                      106%         93%        98%           68%        106%       93%       98%        68%
  Average brokerage commissions (b)          $.027       $.046        N/A           N/A       $.027     $.046       N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                        CLASS C                                            CLASS D

                                9/30/97(c) 9/30/96(c)  9/30/95(c)  9/30/94   9/30/93(e)  9/30/97(c) 9/30/96(c)   9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                        --        --         --         --       1/5/93         --         --         --     11/29/93
Net asset value,
  beginning of period              $20.38    $18.46     $15.72     $16.08      $15.00      $20.44     $18.49     $15.74      $16.02
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income              0.59      0.54       0.53       0.44        0.23        0.64       0.63       0.55        0.45
  Net realized and unrealized
   gains (losses) on investments     3.88      1.92       2.59      (0.48)       0.85        3.89       1.90       2.62       (0.40)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS              4.47      2.46       3.12      (0.04)       1.08        4.53       2.53       3.17        0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              0.49      0.46       0.38       0.26        0.00        0.56       0.50       0.42        0.27
  Net realized gains                 0.25      0.08       0.00       0.06        0.00        0.25       0.08       0.00        0.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  0.74      0.54       0.38       0.32        0.00        0.81       0.58       0.42        0.33
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $24.11    $20.38     $18.46     $15.72      $16.08      $24.16     $20.44     $18.49      $15.74
====================================================================================================================================

TOTAL RETURN (a)                    22.45%    13.58%     20.35%     (0.27%)      8.06%      22.76%     13.95%     20.70%       0.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                 $40,516   $26,467    $17,821     $13,018     $12,780     $37,924   $36,162     $18,665    $17,159
  Ratios to average net assets:
   Net investment income*            2.66%     2.81%      3.21%      2.62%       2.68%       2.90%      3.16%      3.46%       2.93%
   Expenses*                         0.90%     0.90%      0.90%      0.85%       0.65%       0.65%      0.58%      0.65%       0.65%
   Gross Expenses*                   0.94%     1.05%      1.03%      1.33%       1.65%       0.65%      0.59%      0.97%       1.08%
  Portfolio turnover rate             106%       93%        98%        68%         20%        106%        93%        98%         68%
  Average brokerage
   commissions (b)                  $.027     $.046        N/A        N/A         N/A       $.027      $.046        N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

----------

See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                                                              GE TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                            CLASS B

                              9/30/97(f)  10/31/96  10/31/95  10/31/94   10/31/93  9/30/97(f) 10/31/96  10/31/95  10/31/94  10/31/93
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                        --       --        --         --      9/8/93        --        --        --        --   9/8/93
Net asset value,
  beginning of period              $11.42   $11.31    $10.59     $11.48     $11.50     $11.44    $11.32    $10.60    $11.48  $11.50
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income              0.53     0.62      0.55       0.45       0.05       0.51      0.62      0.55      0.43    0.06
  Net realized and unrealized
   gains (losses) on investments     0.22     0.05      0.73      (0.78)      0.01       0.21      0.06      0.73     (0.82)  (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS              0.75     0.67      1.28      (0.33)      0.06       0.72      0.68      1.28     (0.39)   0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              0.54     0.56      0.56       0.56       0.07       0.53      0.56      0.56      0.49    0.06
  Net realized gains                 0.00     0.00      0.00       0.00       0.00       0.00      0.00      0.00      0.00    0.00
  Return of Capital                  0.00     0.00      0.00       0.00       0.01       0.00      0.00      0.00      0.00    0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  0.54     0.56      0.56       0.56       0.08       0.53      0.56      0.56      0.49    0.07
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $11.63   $11.42    $11.31     $10.59     $11.48     $11.63    $11.44    $11.32    $10.60  $11.48
===================================================================================================================================
TOTAL RETURN (a)                    6.77%    6.13%    12.24%     (2.99%)     0.54%      6.46%     6.12%    12.33%    (3.45%)  0.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                 $16,542  $16,169   $16,025    $14,283    $15,136    $10,133    $9,184    $7,668    $4,990  $1,202
  Ratios to average net assets:
   Net investment income*           5.01%    5.42%     5.01%      4.08%      2.73%      4.79%     5.43%     5.01%     3.75%   2.27%
   Expenses*                        0.35%    0.00%     0.00%      0.77%      1.15%      0.57%     0.00%     0.00%     1.14%   1.84%
   Gross Expenses*                  1.57%    1.52%     1.81%      1.62%      2.09%      2.32%     2.26%     2.56%     2.30%   2.48%
  Portfolio turnover rate             13%       6%       25%         0%         0%        13%        6%       25%        0%      0%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        CLASS C        CLASS D

                                                                       9/30/97(g)     9/30/97(g)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                         9/26/97*          9/26/97*
Net asset value, beginning of period                                      12.08             12.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                    0.02              0.02
  Net realized and unrealized gains (losses) on investments                0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                             0.02              0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                                    0.01              0.01
  Net realized gains                                                       0.00              0.00
  Return of Capital                                                        0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                        0.01              0.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            12.09             12.10
====================================================================================================================================
TOTAL RETURN (a)                                                           0.11%             0.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                                $8,032           $3,216
  Ratios to average net assets:
   Net investment income*                                                  4.04%             4.31%
   Expenses*                                                               0.74%             0.54%
   Gross Expenses*                                                         0.76%             0.56%
  Portfolio turnover rate                                                    13%               13%

----------
See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                                                            GE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A                                 CLASS B

                                           9/30/97     9/30/96    9/30/95    9/30/94(d)  9/30/97  9/30/96   9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                 --          --         --     12/22/93       --        --        --    12/22/93
Net asset value, beginning of period        $11.69      $11.91     $11.27      $12.19    $11.70    $11.91    $11.26     $12.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                       0.69        0.65       0.73        0.47      0.63      0.60      0.65       0.42
  Net realized and unrealized
   gains (losses) on investments              0.35       (0.19)      0.63       (0.84)     0.36     (0.20)     0.66      (0.81)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                       1.04        0.46       1.36       (0.37)     0.99      0.40      1.31      (0.39)
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income                       0.68        0.68       0.72        0.47      0.63      0.61      0.66       0.42
  Net realized gains                          0.00        0.00       0.00        0.08      0.00      0.00      0.00       0.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                           0.68        0.68       0.72        0.55      0.63      0.61      0.66       0.50
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD              $12.05      $11.69     $11.91      $11.27    $12.06    $11.70    $11.91      $11.26
====================================================================================================================================

TOTAL RETURN (a)                              9.19%       3.91%    12.48%       (3.02%)    8.64%     3.41%    11.98%      (3.31%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (in thousands)                           $18,617     $15,653     $5,400     $26,023    $1,401    $1,673      $234         $65
  Ratios to average net assets:
   Net investment income*                     5.81%       5.66%      6.22%       5.37%     5.17%     5.19%     5.57%       4.83%
   Expenses*                                  1.09%       1.05%      1.08%       1.10%     1.56%     1.60%     1.60%       1.58%
   Gross Expenses*                            1.14%       1.12%      1.18%       1.51%     2.19%     2.44%     3.50%       2.01%
  Portfolio turnover rate                      258%        275%       315%        298%      258%      275%      315%        298%
------------------------------------------------------------------------------------------------------------------------------------

                                                        CLASS C                                        CLASS D

                                  9/30/97    9/30/96    9/30/95   9/30/94   9/30/93(e) 9/30/97   9/30/96     9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                        --         --         --        --      1/5/93      --         --         --     11/29/93
Net asset value,
  beginning of period              $11.70     $11.92     $11.27    $12.31     $12.00    $11.69     $11.92     $11.27     $12.17
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income              0.72       0.69       0.73      0.61       0.36      0.75       0.72       0.77       0.55
  Net realized and unrealized
   gains (losses) on investments     0.35      (0.21)      0.67     (0.96)      0.31      0.35      (0.22)      0.65      (0.83)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS              1.07       0.48       1.40     (0.35)      0.67      1.10       0.50       1.42      (0.28)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              0.71       0.70       0.75      0.61       0.36      0.74       0.73       0.77       0.54
  Net realized gains                 0.00       0.00       0.00      0.08       0.00      0.00       0.00       0.00       0.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  0.71       0.70       0.75      0.69       0.36      0.74       0.73       0.77       0.62
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $12.06     $11.70     $11.92    $11.27     $12.31    $12.05     $11.69     $11.92     $11.27
====================================================================================================================================

TOTAL RETURN (a)                     9.45%      4.10%     12.81%    (2.97%)     5.24%     9.74%      4.32%     13.10%     (2.34%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                $35,097    $28,115    $21,401   $13,600    $11,485   $16,229    $19,098     $6,642     $2,732
Ratios to
  average net assets:
   Net investment income*            6.17%      5.84%      6.37%     5.22%      3.87%     5.97%      6.14%      6.57%      5.40%
   Expense*                          0.85%      0.85%      0.85%     0.79%      0.60%     0.56%      0.55%      0.59%      0.58%
   Gross Expenses*                   0.96%      0.99%      0.95%     1.26%      1.63%     0.59%      0.57%      2.50%      1.01%
  Portfolio turnover rate             258%       275%       315%      298%        68%      258%       275%       315%       298%

----------

See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                                                   GE GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A

                                                         9/30/97(f)      10/31/96        10/31/95         10/31/94        10/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                               --              --               --              --            9/8/93
Net asset value, beginning of period                       $8.48           $8.70            $8.43          $10.14           $10.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.53            0.62             0.58            0.70             0.12
  Net realized and unrealized
  gains (losses) on investments                             0.05           (0.22)            0.38           (1.60)           (0.18)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS              0.58            0.40             0.96           (0.90)           (0.06)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                     0.53            0.54             0.58            0.70             0.12
  Net realized gains                                        0.00            0.00             0.00            0.03             0.00
  Return of Capital                                         0.00            0.08             0.11            0.08             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         0.53            0.62             0.69            0.81             0.12
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $8.53           $8.48            $8.70           $8.43           $10.14
====================================================================================================================================

TOTAL RETURN (a)                                            7.13%           4.80%           11.77%          (9.17%)          (0.60%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)               $24,027         $29,090          $26,889          $21,498          $1,470
  Ratios to average net assets:
   Net investment income*                                   6.91%           6.59%            6.78%           7.09%            6.81%
   Expenses*                                                0.88%           0.90%            1.01%           0.99%            0.95%
   Gross Expenses*                                          0.88%           0.90%            1.01%           0.99%            0.95%
  Portfolio turnover rate                                    110%            334%             316%            129%              76%
------------------------------------------------------------------------------------------------------------------------------------



                                                                                  CLASS B

                                             9/30/97(f)        10/31/96           10/31/95            10/31/94           10/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --               --                  --                 --              4/22/87
Net asset value, beginning of period            $8.49            $8.71               $8.42             $10.14               $9.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                          0.47             0.55                0.51               0.60                0.71
  Net realized and unrealized
  gains (losses) on investments                  0.05            (0.22)               0.41              (1.58)               0.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                          0.52             0.33                0.92              (0.98)               0.91
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          0.47             0.48                0.52               0.60                0.72
  Net realized gains                             0.00             0.00                0.00               0.03                0.00
  Return of Capital                              0.00             0.07                0.11               0.11                0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              0.47             0.55                0.63               0.74                0.72
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $8.54            $8.49               $8.71              $8.42              $10.14
====================================================================================================================================

TOTAL RETURN (a)                                 6.36%            4.00%              11.19%             (9.98%)              9.48%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $523,303         $767,216          $1,112,254          $1,252,348         $1,342,597
  Ratios to average net assets:
   Net investment income*                        6.15%            5.77%               6.08%              6.45%               6.96%
   Expenses*                                     1.63%            1.69%               1.76%              1.76%               1.73%
   Gross Expenses*                               1.63%            1.69%               1.76%              1.76%               1.73%
  Portfolio turnover rate                         110%             334%                316%               129%                 76%

----------

See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                                                   GE SHORT-TERM GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A                                        CLASS B

                                       9/30/97    9/30/96     9/30/95    9/30/94       9/30/97   9/30/96     9/30/95     9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                             --         --          --      3/2/94           --         --         --       3/2/94
Net asset value, beginning of period    $11.78     $11.91      $11.72     $12.00        $11.78     $11.90     $11.72      $12.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                   0.65       0.60        0.64       0.35          0.61       0.56       0.59        0.33
  Net realized and unrealized
   gains (losses) on investments          0.07      (0.06)       0.21      (0.30)         0.06      (0.05)      0.21       (0.31)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                   0.72       0.54        0.85       0.05          0.67       0.51       0.80        0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                   0.64       0.61        0.66       0.33          0.60       0.57       0.62        0.30
  Net realized gains                      0.01       0.06        0.00       0.00          0.01       0.06       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.65       0.67        0.66       0.33          0.61       0.63       0.62        0.30
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $11.85     $11.78      $11.91     $11.72        $11.84     $11.78     $11.90      $11.72
====================================================================================================================================

TOTAL RETURN (a)                          6.30%      4.63%       7.48%      0.40%         5.84%      4.35%      7.01%       0.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                       $7,298       $340        $285        $35        $1,031       $145        $83         $25
  Ratios to average net assets:
   Net investment income*                 5.24%      5.04%       5.27%      4.75%         4.84%      4.67%      5.07%       4.38%
   Expenses*                              0.95%      0.95%       0.95%      0.95%         1.30%      1.30%      1.30%       1.30%
   Gross Expenses*                        2.19%      3.00%       3.00%      1.71%         7.77%      3.35%      3.35%       2.06%
  Portfolio turnover rate                  265%       201%        415%       146%          265%       201%       415%        146%
------------------------------------------------------------------------------------------------------------------------------------

                                                              CLASS C                                   CLASS D

                                             9/30/97    9/30/96     9/30/95   9/30/94   9/30/97    9/30/96    9/30/95   9/30/94
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                   --         --         --      3/2/94        --        --        --      3/2/94
Net asset value, beginning of period          $11.79     $11.91     $11.72     $12.00     $11.78    $11.90    $11.72     $12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                         0.67       0.63       0.66       0.36       0.70      0.66      0.69       0.39
  Net realized and unrealized
   gains (losses) on investments                0.08      (0.05)      0.22      (0.30)      0.08     (0.05)     0.21      (0.31)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS         0.75       0.58       0.88       0.06       0.78      0.61      0.90       0.08
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                         0.67       0.64       0.69       0.34       0.70      0.67      0.72       0.36
  Net realized gains                            0.01       0.06       0.00       0.00       0.01      0.06      0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             0.68       0.70       0.69       0.34       0.71      0.73      0.72       0.36
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $11.86     $11.79     $11.91     $11.72     $11.85    $11.78    $11.90     $11.72
====================================================================================================================================

TOTAL RETURN (a)                                6.57%      4.98%      7.74%      0.53%      6.83%     5.24%     7.92%      0.69%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)     $5,319     $3,653     $2,437       $287     $7,717    $7,786    $8,048     $7,822
  Ratios to average net assets:
   Net investment income*                       5.57%      5.28%      5.62%      5.18%      5.80%     5.54%     5.89%      5.32%
   Expenses*                                    0.70%      0.70%      0.70%      0.70%      0.45%     0.45%     0.45%      0.45%
   Gross Expenses*                              1.07%      1.34%      1.84%      1.46%      0.68%     0.83%     0.98%      1.21%
  Portfolio turnover rate                        265%       201%       415%       146%       265%      201%      415%       146%


----------
See Notes to Financial Highlights on page 71 and Notes to Financial Statements

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                              GE MONEY MARKET FUND

                                                    9/30/97        9/30/96       9/30/95       9/30/94     9/30/93(e)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --             --            --            --         1/5/93
Net asset value, beginning of period                  $1.00          $1.00         $1.00         $1.00         $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                0.05           0.05          0.05          0.03          0.02
  Net realized and unrealized
   gains (losses) on investments                       0.00           0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                0.05           0.05          0.05          0.03          0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                0.05           0.05          0.05          0.03          0.02
  Net realized gains                                   0.00           0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.05           0.05          0.05          0.03          0.02
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $1.00          $1.00         $1.00         $1.00         $1.00
====================================================================================================================================

TOTAL RETURN (a)                                       5.14%          5.18%         5.52%         3.31%         1.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)         $114,030         $85,842      $71,664       $53,607       $17,197
  Ratios to average net assets:
   Net investment income*                              5.04%          5.06%         5.32%         3.41%         2.27%
   Expenses*                                           0.47%          0.45%         0.45%         0.45%         0.45%
   Gross Expenses*                                     0.56%          0.66%         0.70%         1.04%         1.48%
------------------------------------------------------------------------------------------------------------------------------------




                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Had the Adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.

(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the 1934 Act.

(c)  Per share data is based on average shares outstanding during the period.

(d) Per share information is for the period since inception through September 30, 1994, and the total return information is for the period January 1, 1994, commencement of investment operations, through September 30, 1994.

(e) Per share information is for the period since inception through September 30, 1993, and the total return information is for the period February 22, 1993, commencement of investment operations, through September 30, 1993.

(f) For the period November 1, 1996 thru September 30, 1997. See Note 9 in the Notes to Financial Statements for further information.

(g) For the period September 27, 1997 thru September 30, 1997. See Note 9 in the Notes to Financial Statements for further information.

(h) For the period December 31, 1997, (commencement of operations) thru September 30, 1997.

*  Annualized for periods less than one year.



----------
See Notes to Financial Statements



                                                                GE            GE                    GE               GE
STATEMENTS OF ASSETS                                      INTERNATIONAL     GLOBAL            PREMIER GROWTH        U.S.
AND LIABILITIES SEPTEMBER 30, 1997                           EQUITY         EQUITY               EQUITY            EQUITY
                                                              FUND           FUND                  FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market (cost
     $76,690,813; $49,865,094; $11,799,088;
     $271,962,360; $39,682,462; $49,917,601;
     $85,050,810; $35,483,088; $66,079,654;
     $534,297,400; $20,352,979; and $0,
     respectively)                                        $94,886,945        $58,659,708        $13,941,136      $377,222,531
   Short term investments (at amortized cost)               2,720,445          1,134,417          1,058,177        13,406,880
   Cash                                                        26,981             10,767              3,725             8,197
   Foreign currency (cost $842,083; $478,869;
     $0; $12,924; $0; $0; $308,046; $0; $678;
     $0; $0 and $0, respectively)                             837,449            463,503                 --            13,050
   Receivable for investments sold                          1,148,371            730,826                 --           975,715
   Income receivables                                         236,638            120,418             10,242           529,704
   Receivable for fund shares sold                            170,989            102,025             98,200           681,552
   Receivable on forward foreign currency contracts                --                 --                 --                --
   Receivable from advisor                                         --                 --                 --                --
   Deferred organizational costs                               29,951              7,394             12,001            11,608
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                         100,057,769         61,229,058         15,123,481       392,849,237
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market
     (Premium received $0; $0; $0; $0;
     $0; $0; $1,817; $0; $5,267; $0; $0;
     and $0, respectively)                                         --                 --                 --                --
   Distributions payable to shareholders                           --                 --                 --                --
   Payable for investments purchased                          969,044            997,542            188,160         1,865,404
   Payable for fund shares repurchased                          3,565              7,373             13,222            17,717
   Payable to GEIM                                            109,854             60,989             22,661           171,832
   Variation margin payable                                        --                 --                 --            35,825
   Payable to custodian                                            --                 --                 --                --
   Payable on forward foreign currency contracts                   --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                      1,082,463          1,065,904            224,043         2,090,778
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $98,975,306        $60,163,154        $14,899,438      $390,758,459
====================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                        $78,323,151        $45,973,753        $12,605,290      $252,921,025
   Undistributed (overdistributed)
     net investment income                                    (15,699)           (20,833)            11,168         3,003,982
   Accumulated net realized gain (loss)                     2,483,455          5,426,563            140,932        29,559,315
   Net unrealized appreciation / (depreciation) on:
     Investments                                           18,196,132          8,794,614          2,142,048       105,260,171
     Futures                                                       --                 --                 --            13,976
     Written options                                               --                 --                 --                --
     Foreign currency transactions                            (11,733)           (10,943)                --               (10)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $98,975,306        $60,163,154        $14,899,438      $390,758,459
====================================================================================================================================

CLASS A:
Net assets                                               $ 17,270,200       $  1,524,066       $  1,394,657      $ 65,535,303
Shares outstanding ($.001 par value)                          852,369             61,936             76,151         2,226,520
Net asset value per share                                      $20.26             $24.61             $18.31            $29.43
Maximum offering price per share                               $21.50             $26.11             $19.43            $31.23
CLASS B:
Net assets                                               $    455,253       $    876,764       $    447,630      $ 14,380,310
Shares outstanding ($.001 par value)                           22,739             36,044             24,530           507,322
Net asset value per share*                                     $20.02             $24.32             $18.25            $28.35
CLASS C:
Net assets                                               $  6,152,320       $ 35,120,436       $  7,286,809      $ 97,886,104
Shares outstanding ($.001 par value)                          302,231          1,415,576            397,065         3,375,373
Net asset value per share                                      $20.36             $24.81             $18.35            $29.00
CLASS D:
Net assets                                               $ 75,097,533       $ 22,641,888       $  5,770,342      $212,956,742
Shares outstanding ($.001 par value)                        3,676,464            912,046            313,891         7,346,677
Net asset value per share                                      $20.43             $24.83             $18.38            $28.99



      GE                  GE              GE             GE             GE              GE                 GE              GE
    MID-CAP             VALUE         STRATEGIC        TAX-           FIXED         GOVERNMENT          SHORT-TERM         MONEY
    GROWTH              EQUITY        INVESTMENT       EXEMPT         INCOME        SECURITIES         GOVERNMENT        MARKET
     FUND               FUND            FUND           FUND           FUND            FUND               FUND             FUND**
------------------------------------------------------------------------------------------------------------------------------------




  $40,948,176        $53,316,503    $110,851,268    $36,837,336     $67,053,834     $542,121,030     $20,524,520     $          --
      683,163             75,959      13,155,000        400,002       6,822,122       24,000,000         824,675       113,911,817
           --              5,144          12,171         60,761           5,125          533,292              --            19,251

           --                 --         307,835             --             695               --              --                --
   37,792,272         41,844,187       2,002,676             --       3,854,971        6,163,757       2,486,602                --
       21,216             39,158         596,445        686,471         859,554        9,712,951         220,415           218,349
       26,693             12,711         352,851          2,068          96,816           31,669       1,019,491           217,066
           --                 --              --             --             786               --              --                --
        9,864              2,377              --         13,459              --               --         118,002                --
        5,228              5,269           7,394          5,215           8,798               --          29,951             5,987
------------------------------------------------------------------------------------------------------------------------------------
   79,486,612         95,301,308     127,285,640     38,005,312      78,702,701      582,562,699      25,223,656       114,372,470
------------------------------------------------------------------------------------------------------------------------------------




           --                 --              76             --             366               --              --                --
           --                 --              --         21,294          59,246          417,465          11,894            79,984
   36,016,528         40,375,106       3,178,153             --       7,211,580       33,026,780       2,739,851                --
      224,875            562,343         179,307          8,788           8,306          854,574         972,996           211,394
       78,858             88,949          72,275         51,752          40,687          933,514         120,153            51,548
           --              3,625              --             --              --               --              --                --
          974                 --              --             --              --               --          13,936                --
           --                 --              --             --          38,666               --              --                --
------------------------------------------------------------------------------------------------------------------------------------
   36,321,235         41,030,023       3,429,811         81,834       7,358,851       35,232,333       3,858,830           342,926
------------------------------------------------------------------------------------------------------------------------------------
  $43,165,377        $54,271,285    $123,855,829    $37,923,478     $71,343,850     $547,330,366     $21,364,826      $114,029,544
====================================================================================================================================


  $23,539,076        $34,685,341     $92,350,054    $37,238,036     $73,303,541     $737,002,729     $21,321,103      $113,983,606
           --                 --       2,080,037         73,800         149,640         (417,464)         13,243            55,271
   18,360,587         16,190,667       3,625,585       (742,606)     (3,051,714)    (197,078,529)       (141,061)           (9,333)

    1,265,714          3,398,902      25,800,458      1,354,248         974,180        7,823,630         171,541                --
           --             (3,625)             --             --              --               --              --                --
           --                 --           1,741             --           4,901               --              --                --
           --                 --          (2,046)            --         (36,698)              --              --                --
------------------------------------------------------------------------------------------------------------------------------------
  $43,165,377        $54,271,285    $123,855,829    $37,923,478     $71,343,850     $547,330,366     $21,364,826      $114,029,544
====================================================================================================================================


  $10,885,129         $8,235,654     $39,731,391    $16,542,094     $18,617,354      $24,026,926      $7,297,620     $          --
      617,990            606,475       1,654,873      1,422,736       1,545,228        2,816,228         615,946                --
       $17.61             $13.58          $24.01         $11.63          $12.05            $8.53          $11.85     $          --
       $18.68             $14.41          $25.47         $12.15          $12.58            $8.91          $12.15     $          --

  $32,280,248        $46,035,631      $5,685,327    $10,133,156      $1,400,804     $523,303,440      $1,030,684     $          --
    1,886,746          3,415,776         239,866        871,100         116,109       61,257,501          87,041                --
       $17.11             $13.48          $23.70         $11.63          $12.06            $8.54          $11.84     $          --

$          --      $          --     $40,515,719    $ 8,031,699     $35,096,661     $         --      $5,318,948      $114,029,544
           --                 --       1,680,320        664,062       2,910,185               --         448,619       114,040,782
$          --      $          --          $24.11         $12.09          $12.06     $         --          $11.86             $1.00

$          --      $          --     $37,923,392    $ 3,216,529     $16,229,031     $         --      $7,717,574     $          --
           --                 --       1,569,790        265,902       1,346,296               --         651,526                --
$          --      $          --          $24.16         $12.10          $12.05     $         --          $11.85     $          --

----------

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements
                                       73



                                                     GE                   GE                    GE                GE
STATEMENTS OF OPERATIONS                         INTERNATIONAL           GLOBAL            PREMIER GROWTH         U.S.
FOR THE YEAR ENDED SEPTEMBER 30, 1997               EQUITY               EQUITY               EQUITY            EQUITY
                                                    FUND                 FUND                  FUND*             FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
     Dividends                                  $   1,551,008       $     800,251       $      40,783       $   5,093,587
     Interest                                         149,157              79,056              45,286             847,548
     Less: Foreign taxes withheld                    (179,845)            (72,074)               (993)            (41,370)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                     1,520,320             807,233              85,076           5,899,765
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
     Advisory and administration fees                 682,857             382,192              43,759           1,218,687
     Distribution fees
       Class A                                         60,617               4,981               2,126             202,704
       Class B                                          3,508               7,247               1,553             102,986
       Class C                                         11,964              79,385               7,416             181,208
     Blue Sky fees
       Class A                                          8,259               8,269               7,500              13,164
       Class B                                          5,106               6,061               7,500               8,650
       Class C                                          5,841              12,977               7,500              14,384
       Class D                                         19,081               8,703               7,500              30,891
     Transfer agent fees
       Class A                                         14,902               8,957               4,270              32,871
       Class B                                          2,642               4,492               4,050              30,390
       Class C                                         14,198              88,445               7,791             123,176
       Class D                                         48,720              30,419               3,944              16,548
     Trustees' fees                                     4,500               2,600                 898              14,063
     Custody and accounting expenses                    9,472               5,472               1,888              29,608
     Professional fees                                 43,453              25,103               8,660             135,826
     Registration expenses                              6,402               3,698               1,276              20,015
     Amortization of deferred organization
       expense                                         18,345              19,403               2,999              30,017
     Other expenses                                    15,694               9,070               3,126              49,065
------------------------------------------------------------------------------------------------------------------------------------

   TOTAL EXPENSES BEFORE WAIVER                       975,561             707,474             123,756           2,254,253
     Less: Expenses waived or borne by
       the Adviser                                    (18,715)            (54,856)            (46,849)           (246,852)
 -----------------------------------------------------------------------------------------------------------------------------------

     Net expenses                                     956,846             652,618              76,907           2,007,401
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME/LOSS                         563,474             154,615               8,169           3,892,364
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS Realized gain (loss) on:
       Investments                                  2,555,689           5,517,335             140,932          28,260,315
       Futures                                             --                  --                  --           3,752,573
       Written options                                     --                  --                  --               1,401
       Foreign currency transactions                 (205,476)           (101,255)                 --              (6,369)
     Increase (decrease) in unrealized
      appreciation/depreciation on:
       Investments                                 12,459,093           3,313,041           2,142,048          66,610,471
       Futures                                             --                  --                  --            (105,124)
       Written options                                     --                  --                  --                  --
       Foreign currency transactions                   (4,434)            (10,261)                 --                (115)
------------------------------------------------------------------------------------------------------------------------------------

     Net realized and unrealized gain
       (loss) on investments                       14,804,872           8,718,860           2,282,980          98,513,152
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                  $  15,368,346       $   8,873,475       $   2,291,149       $ 102,405,516
====================================================================================================================================


      GE                GE               GE              GE                GE               GE              GE              GE
    MID-CAP           VALUE          STRATEGIC         TAX-             FIXED          GOVERNMENT      SHORT-TERM         MONEY
    GROWTH           EQUITY         INVESTMENT        EXEMPT            INCOME         SECURITIES      GOVERNMENT        MARKET
    FUND**            FUND**            FUND           FUND**            FUND            FUND**           FUND            FUND***
------------------------------------------------------------------------------------------------------------------------------------


$    202,693     $    843,605     $    975,837     $         --     $     61,206     $         --     $         --     $         --
      82,070           16,230        2,813,829        1,251,199        4,355,043       46,740,540          825,242        5,560,222
        (151)              --          (40,907)              --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------

     284,612          859,835        3,748,759        1,251,199        4,416,249       46,740,540          825,242        5,560,222
------------------------------------------------------------------------------------------------------------------------------------



     284,613          355,773          368,324          134,141          227,295        3,816,594           33,016          252,319

       3,691            2,738          158,823           21,314           76,930            2,871            3,616               --
     216,103          300,013           45,882           74,608           15,272        4,382,646              928               --
          --               --           83,574              376           78,411               --           11,737               --

          --               --           12,620              130           10,687               --            6,633               --
          --               --            7,199               80            6,824               --            5,229               --
          --               --           10,761               61           11,393               --            7,247           31,932
          --               --           13,779               24           10,226               --            9,627               --

      17,511           11,228           48,163           33,286           10,227           31,189            1,746               --
      56,669           66,044           14,406           18,716            4,330          696,810            1,728               --
          --               --           64,861               40           48,667               --            6,113          178,737
          --               --           53,057               78            9,819               --              982               --
         926            1,230            5,481              674            3,861           16,415              713            5,138
      73,744           62,206           11,537           88,354            8,128          250,000            1,505           10,815
       6,686            7,816           52,922            4,679           37,289          129,973            6,899           49,618
      23,007           24,176            7,797           26,403            5,494           24,116            1,027            7,310

      17,701           17,660           19,404           17,714           22,941               --           18,344           15,866
      24,517           25,274           19,113            7,926           13,469          244,798            9,095           17,924
------------------------------------------------------------------------------------------------------------------------------------

     725,168          874,158          997,703          428,604          601,263        9,595,412          126,185          569,659

     (53,838)         (10,220)         (25,481)        (328,943)         (55,467)              --          (50,448)         (91,356)
------------------------------------------------------------------------------------------------------------------------------------

     671,330          863,938          972,222           99,661          545,796        9,595,412           75,737          478,303
------------------------------------------------------------------------------------------------------------------------------------

    (386,718)          (4,103)       2,776,537        1,151,538        3,870,453       37,145,128          749,505        5,081,919
====================================================================================================================================





  19,179,275       16,217,779        3,724,004          (55,544)         728,840        4,140,176           44,179             (474)
          --               --              994               --            1,988         (863,489)              --               --
          --               --            3,566               --            6,987               --               --               --
          --               --          (31,889)              --          256,449               --               --               --


  (7,395,902)      (1,646,215)      14,813,358          550,991        1,090,276       (2,164,636)          49,129               --
          --           (3,625)              --               --               --          882,598               --               --
          --               --            1,741               --            4,901          (94,744)              --               --
          --               --           (1,340)              --          (45,926)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------


  11,783,373       14,567,939       18,510,434          495,447        2,043,515        1,899,905           93,308             (474)
------------------------------------------------------------------------------------------------------------------------------------


$ 11,396,655     $ 14,563,836     $ 21,286,971     $  1,646,985     $  5,913,968     $ 39,045,033     $    842,813     $  5,081,445
====================================================================================================================================


----------

*    For the period December 31, 1996 (inception) thru September 30, 1997.

** For the period November 1, 1996 thru September 30, 1997. See Note 9 of the Notes to Financial Statements for further information.

*** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements

------------------------------------------------------------------------------------------------------------------------------------
                               GE                   GE                   GE                 GE                         GE
STATEMENTS OF CHANGES     INTERNATIONAL            GLOBAL          PREMIER GROWTH           U.S.                     MID-CAP
IN NET ASSETS                EQUITY                EQUITY             EQUITY               EQUITY                    GROWTH
                              FUND                  FUND               FUND*                FUND                      FUND**
------------------------------------------------------------------------------------------------------------------------------------
                   Year Ended  Year Ended   Year Ended  Year Ended   Period Ended  Year Ended   Year Ended  Period Ended  Year Ended
                   September   September     September   September    September    September     September   September     October
                    30, 1997    30, 1996     30, 1997    30, 1996     30, 1997     30, 1997      30, 1996    30, 1997      31, 1996
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN
NET ASSETS
OPERATIONS:
 Net investment
   income/loss    $  563,474  $  536,695   $  154,615   $  137,419   $    8,169  $ 3,892,364   $ 3,718,848   $ (386,718) $ (153,238)
 Net realized gain
  (loss) on
  investments,
  futures, written
  options, and
  foreign currency
  transactions     2,350,213   2,070,867    5,416,080    2,565,385      140,932   32,007,920    21,400,380   19,179,275    (243,412)
 Net increase
  (decrease)
  in unrealized
  appreciation/
  depreciation    12,454,659   3,637,837    3,302,780    1,437,616    2,142,048   66,505,232    10,460,359   (7,395,902)  4,436,873
------------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease)
   from
   operations     15,368,346   6,245,399    8,873,475    4,140,420    2,291,149  102,405,516    35,579,587   11,396,655   4,040,223
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment
  income
   Class A          (31,255)      (6,640)          --       (2,429)          --     (332,785)     (262,767)          --         --
   Class B               --           --           --           --           --      (58,927)      (33,028)          --         --
   Class C           (6,212)      (5,998)     (75,298)     (47,344)          --     (758,606)     (515,508)          --         --
   Class D         (492,285)    (206,019)    (111,661)     (29,722)          --   (2,607,415)   (2,441,173)          --         --
  Paid in excess
   Class A               --           --           --           --           --           --            --           --         --
   Class B               --           --           --           --           --           --            --           --         --
  Tax return of
  capital
   Class A               --           --           --           --           --           --            --           --         --
   Class B               --           --           --           --           --           --            --           --         --
  Net realized
  gains
   Class A         (262,419)          --      (41,620)     (54,657)          --   (2,630,802)     (220,116)          --         --
   Class B           (8,157)          --      (36,858)      (7,141)          --     (765,822)      (29,002)          --         --
   Class C         (106,194)          --   (1,688,506)    (439,601)          --   (5,196,483)     (397,494)          --         --
   Class D       (1,792,954)          --     (832,366)    (126,339)          --  (14,080,728)   (1,698,965)          --         --
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL
 DISTRIBUTIONS   (2,699,476)    (218,657)  (2,786,309)    (707,233)          --  (26,431,568)   (5,598,053)          --         --
------------------------------------------------------------------------------------------------------------------------------------
Increase
 (decrease) in
 net assets
 from operations
 and
 distributions   12,668,870    6,026,742    6,087,166    3,433,187    2,291,149   75,973,948    29,981,534   11,396,655   4,040,223
------------------------------------------------------------------------------------------------------------------------------------
SHARE
TRANSACTIONS:
  Proceeds from
  sale of shares
   Class A        9,346,593    4,999,853      907,794    1,784,436    1,613,168   32,487,800    20,169,488      651,141   1,707,031
   Class B          145,617      264,006      274,406      248,489      394,141    4,876,961     5,416,144    4,138,692  14,887,732
   Class C        2,763,355    2,057,845    6,488,610    6,612,036    6,940,203   33,202,755    22,892,916           --          --
   Class D       61,528,741   46,890,336   12,920,814    4,132,262    4,709,150   54,548,257    64,219,284           --          --
  Value of
  distributions
  reinvested
   Class A          292,984        6,640       41,520       56,966           --    2,963,444       483,588           --          --
   Class B            6,989           --       36,754        7,140           --      808,909        62,916          434          --
   Class C          107,698        5,587    1,735,843      477,266           --    5,854,736       897,146           --          --
   Class D        2,285,228      206,019      944,022      156,060           --   16,688,138     4,140,136           --          --
  Cost of
  shares
  redeemed
   Class A       (2,710,964)  (1,078,451)  (3,599,332)    (903,662)    (352,602) (14,806,398)   (4,687,102)    (763,248)   (528,656)
   Class B          (21,353)     (65,189)    (117,375)     (53,819)          --   (1,027,087)     (409,610)  (8,096,306) (4,565,508)
   Class C         (669,241)    (327,094)  (5,528,374)  (4,463,175)    (695,771)  (9,333,878)   (5,137,572)          --          --
   Class D      (61,958,762) (21,970,397)  (3,488,049)  (4,662,441)          --  (47,701,146)  (72,772,334)          --          --
  Proceeds from
   acquisition
   of fund               --           --           --           --           --           --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)
from share
transactions     11,116,885   30,989,155   10,616,633    3,391,558   12,608,289   78,562,491    35,275,000   (4,069,287) 11,500,599
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
(DECREASE)
IN NET ASSETS    23,785,755   37,015,897   16,703,799    6,824,745   14,899,438  154,536,439    65,256,534    7,327,368  15,540,822

NET ASSETS

Beginning
of period        75,189,551   38,173,654   43,459,355   36,634,610           --  236,222,020   170,965,486   35,838,009  20,297,187
------------------------------------------------------------------------------------------------------------------------------------
End of period   $98,975,306  $75,189,551  $60,163,154  $43,459,355  $14,899,438 $390,758,459  $236,222,020  $43,165,377 $35,838,009
====================================================================================================================================
UNDISTRIBUTED
(OVERDISTRIBUTED)
NET INVESTMENT
INCOME, END OF
PERIOD          $   (15,699) $   484,828  $  (20,833)  $   107,597  $    11,168 $  3,003,982  $  2,857,691  $         0  $        0


------------------------------------------------------------------------------------------------------------------------------------
          GE                                 GE                                GE                             GE
         VALUE                            STRATEGIC                           TAX-                           FIXED
        EQUITY                           INVESTMENT                          EXEMPT                         INCOME
        FUND**                              FUND                              FUND**                         FUND
------------------------------------------------------------------------------------------------------------------------------------
Period Ended      Year Ended      Year Ended        Year Ended    Period Ended    Year Ended      Year Ended     Year Ended
  September        October         September         September     September       October         September      September
   30, 1997        31, 1996        30, 1997          30, 1996      30, 1997        31, 1996         30, 1997      30, 1996
------------------------------------------------------------------------------------------------------------------------------------



$     (4,103)   $    102,618    $   2,776,537    $  2,018,226    $  1,151,538    $  1,347,773    $  3,870,453    $  3,244,634






  16,217,779       3,192,415        3,696,675       1,002,244         (55,544)            192         994,264      (1,167,977)




  (1,649,840)      2,432,088       14,813,759       5,583,704         550,991         115,799       1,049,251        (600,391)
------------------------------------------------------------------------------------------------------------------------------------



  14,563,836       5,727,121       21,286,971       8,604,174       1,646,985       1,463,764       5,913,968       1,476,266
------------------------------------------------------------------------------------------------------------------------------------




     (21,440)        (42,207)        (461,097)       (224,561)       (767,703)       (789,946)       (888,166)       (709,900)
      (2,231)        (80,140)         (63,980)        (36,223)       (421,200)       (428,491)        (80,626)        (57,106)
          --              --         (691,773)       (480,651)         (4,518)             --      (1,886,051)     (1,490,082)
          --              --       (1,079,566)       (515,952)         (1,880)             --      (1,047,014)     (1,011,836)

          --          (2,142)              --              --              --              --              --              --
          --          (4,066)              --              --              --              --              --              --


          --              --               --              --              --              --              --              --
          --              --               --              --              --              --              --              --


    (475,283)        (35,364)        (243,915)        (44,020)             --              --              --              --
  (2,729,341)       (131,342)         (48,212)         (7,310)             --              --              --              --
          --              --         (353,335)        (89,301)             --              --              --              --
          --              --         (478,496)        (88,357)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------

  (3,228,295)       (295,261)      (3,420,374)     (1,486,375)     (1,195,301)     (1,218,437)     (3,901,857)     (3,268,924)
------------------------------------------------------------------------------------------------------------------------------------





  11,335,541       5,431,860       17,866,597       7,117,799         451,684         245,327       2,012,111      (1,792,658)
------------------------------------------------------------------------------------------------------------------------------------




     823,722       1,029,337       21,737,339      17,883,706          93,600         309,165       7,378,651      14,465,090
  10,675,955      18,661,475        1,584,741       2,827,055       1,106,385       2,631,898         178,891       1,637,270
          --              --       11,916,896       8,576,408           1,653              --      10,863,901      10,046,924
          --              --       14,484,361      25,183,286              --              --       9,329,217      20,655,949



     496,574          79,393          703,204         268,659          27,172          23,330         877,956         690,901
   2,619,315         204,072          111,422          42,201         298,059         317,971          73,560          47,491
          --              --        1,017,319         553,077              --              --       1,552,771       1,206,983
          --              --        1,558,062         472,353              --              --       1,049,141         991,882



    (589,327)       (319,837)     (13,641,813)     (3,072,661)       (594,559)       (351,480)     (5,791,665)     (4,397,297)
 (10,241,538)     (4,468,090)        (507,717)       (281,702)     (1,863,309)     (1,516,101)       (569,926)       (211,360)
          --              --       (4,581,193)     (2,710,357)         (2,050)             --      (6,396,220)     (4,014,201)
          --              --      (19,955,143)    (11,444,286)             --              --     (13,753,765)     (8,464,459)
          --              --               --              --      13,051,759              --              --              --
------------------------------------------------------------------------------------------------------------------------------------


   3,784,701      15,186,350       14,427,478      38,297,739      12,118,710       1,414,783       4,792,512      32,655,173
------------------------------------------------------------------------------------------------------------------------------------


  15,120,242      20,618,210       32,294,075      45,415,538      12,570,394       1,660,110       6,804,623      30,862,515




  39,151,043      18,532,833       91,561,754      46,146,216      25,353,084      23,692,974      64,539,227      33,676,712
------------------------------------------------------------------------------------------------------------------------------------
$ 54,271,285    $ 39,151,043    $ 123,855,829    $ 91,561,754    $ 37,923,478    $ 25,353,084    $ 71,343,850    $ 64,539,227
====================================================================================================================================

$          0    $          0    $   2,080,037    $  1,623,000    $     73,800    $     98,471    $    149,640    $     95,901


------------------------------------------------------------------------------------------------------------------------------------

               GE                                GE                               GE
           GOVERNMENT                        SHORT-TERM                         MONEY
           SECURITIES                        GOVERNMENT                        MARKET
              FUND**                            FUND                            FUND***
------------------------------------------------------------------------------------------------------------------------------------

  Period Ended         Year Ended      Year Ended      Year Ended       Year Ended     Year Ended
   September            October         September       September        September      September
    30, 1997            31, 1996        30, 1997        30, 1996         30, 1997        30, 1996
------------------------------------------------------------------------------------------------------------------------------------


$  37,145,128    $    55,213,311    $    749,505    $    625,423    $   5,081,919    $   4,151,611


    3,276,687         (3,985,180)         44,179          (1,342)            (474)          (5,488)

   (1,376,782)       (17,779,987)         49,129         (58,761)              --               --

   39,045,033         33,448,144         842,813         565,320        5,081,445        4,146,123

   (1,774,779)        (1,692,150)        (38,125)        (17,871)              --               --

  (34,870,480)       (52,573,700)         (5,375)         (6,475)              --               --
           --                 --        (265,636)       (169,713)      (5,083,754)      (4,151,611)
           --                 --        (453,643)       (442,799)              --               --
           --                 --              --              --               --               --
           --                 --              --              --               --               --
      (14,200)          (258,257)             --              --               --               --
     (278,995)        (8,023,827)             --              --               --               --
           --                 --            (469)         (1,457)              --               --
           --                 --            (143)           (405)              --               --
           --                 --          (5,468)        (13,646)              --               --
           --                 --          (9,662)        (33,443)              --               --
------------------------------------------------------------------------------------------------------------------------------------

  (36,938,454)       (62,547,934)       (778,521)       (685,809)      (5,083,754)      (4,151,611)
------------------------------------------------------------------------------------------------------------------------------------


    2,106,579        (29,099,790)         64,292        (120,489)          (2,309)          (5,488)
------------------------------------------------------------------------------------------------------------------------------------



    6,420,060         11,137,901       1,007,456         729,588               --               --
    1,910,220          9,242,327       1,016,179          89,871               --               --
           --                 --       2,442,574       1,743,456      234,308,541      177,814,977
           --                 --       4,875,679       1,694,811               --               --
      953,206            902,225          32,067          14,905               --               --
   18,663,303         31,218,929           2,461           4,689               --               --
           --                 --         249,182         174,763        4,838,099        3,800,372
           --                 --         456,946         469,809               --               --
  (12,540,641)        (9,198,287)       (164,903)       (684,827)              --               --
 (246,487,916)      (377,040,027)     (1,118,841)        (30,407)              --               --
           --                 --      (1,048,136)       (666,107)    (210,956,472)    (167,432,164)
           --                 --      (5,443,242)     (2,349,374)              --               --
           --                 --       7,069,264              --               --               --
------------------------------------------------------------------------------------------------------------------------------------

 (231,081,768)      (333,736,932)      9,376,686       1,191,177       28,190,168       14,183,185
------------------------------------------------------------------------------------------------------------------------------------

 (228,975,189)      (362,836,722)      9,440,978       1,070,688       28,187,859       14,177,697

  776,305,555      1,139,142,277      11,923,848      10,853,160       85,841,685       71,663,988

------------------------------------------------------------------------------------------------------------------------------------

$ 547,330,366    $   776,305,555    $ 21,364,826    $ 11,923,848    $ 114,029,544    $  85,841,685
====================================================================================================================================

$    (417,464)   $    (1,280,667)   $     13,243    $     22,580    $      55,271    $      44,818


*    For the period December 31, 1996 (inception) thru September 30, 1997.

** For the period November 1, 1996 thru September 30, 1997. Data is representative of the applicable Investors Trust Fund. See Note 9 of the Notes to Financial Statements for further information.

*** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)
CHANGES IN FUND SHARES

------------------------------------------------------------------------------------------------------------------------------------
                               GE                       GE               GE                  GE                      GE
                          INTERNATIONAL               GLOBAL        PREMIER GROWTH           U.S.                  MID-CAP
                             EQUITY                   EQUITY           EQUITY              EQUITY                  GROWTH
                              FUND                     FUND             FUND*               FUND                    FUND**
------------------------------------------------------------------------------------------------------------------------------------
                  Year Ended   Year Ended   Year Ended  Year Ended   Period Ended  Year Ended   Year Ended  Period Ended  Year Ended
                  September    September    September   September      September   September    September    September      October
                  30, 1997     30, 1996     30, 1997    30, 1996        30, 1997   30, 1997     30, 1996     30, 1997      31, 1996
------------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by
  subscription        501,638       294,637      38,598      85,979      96,889     1,229,311       920,456      45,252     142,429
Issued for
  distributions
  reinvested           16,618           405       1,932       2,868          --       127,023        23,382          --          --
Shares redeemed      (145,418)      (64,247)   (162,855)    (43,891)    (20,738)     (608,801)     (211,845)    (52,136)    (43,333)
Shares from
  acquisitions
  of fund                  --            --          --          --          --            --            --          --          --
------------------------------------------------------------------------------------------------------------------------------------

Net increase
  (decrease)
  in fund shares      372,838       230,795    (122,325)     44,956      76,151       747,533       731,993      (6,884)     99,096
====================================================================================================================================


CLASS B:

Shares sold by
  subscription          7,935        15,817      12,065      11,994      24,530       194,796       255,210     293,713   1,254,875
Issued for
  distributions
  reinvested              400            --       1,724         360          --        35,856         3,135          32          --
Shares redeemed        (1,175)       (3,843)     (5,170)     (2,589)         --       (42,077)      (18,909)   (553,350)   (385,371)
Shares from
  acquisitions
  of fund                  --            --          --          --          --            --            --          --          --
------------------------------------------------------------------------------------------------------------------------------------

Net increase
  (decrease)
  in fund shares        7,160        11,974       8,619       9,765      24,530       188,575       239,436    (259,605)    869,504
====================================================================================================================================


CLASS C:

Shares sold by
  subscription        149,455       122,659     284,215     319,353     440,229     1,319,280     1,066,216          --          --
Issued for
  distributions
  reinvested            6,092           341      80,285      23,887          --       255,106        44,064          --          --
Shares redeemed       (36,301)      (19,472)   (242,109)   (216,093)    (43,164)     (372,791)     (238,075)         --          --
Shares from
  acquisitions
  of fund                  --            --          --          --          --            --            --          --          --
------------------------------------------------------------------------------------------------------------------------------------

Net increase
  (decrease)
  in fund shares      119,246       103,528     122,391     127,147     397,065     1,201,595       872,205          --          --
====================================================================================================================================


CLASS D:

Shares sold by
  subscription      3,325,700     2,756,412     564,945     197,330     313,891     2,185,018     3,068,016          --          --
Issued for
  distributions
  reinvested          129,182        12,531      43,705       7,803          --       729,058       203,647          --          --
Shares redeemed    (3,338,513)   (1,273,543)   (151,578)   (230,524)         --    (1,839,879)   (3,416,836)         --          --
Shares from
  acquisitions
  of fund                  --            --          --          --          --            --            --          --          --
------------------------------------------------------------------------------------------------------------------------------------

Net increase
  (decrease)
  in fund shares      116,369     1,495,400     457,072     (25,391)    313,891     1,074,197      (145,173)         --          --
====================================================================================================================================

                                                           78




------------------------------------------------------------------------------------------------------------------------------------
            GE                               GE                              GE                              GE
           VALUE                          STRATEGIC                         TAX-                            FIXED
          EQUITY                          INVESTMENT                       EXEMPT                           INCOME
           FUND**                           FUND                           FUND**                            FUND
------------------------------------------------------------------------------------------------------------------------------------
 Period Ended   Year Ended        Year Ended      Year Ended     Period Ended    Year Ended       Year Ended     Year Ended
  September       October         September       September       September       October          September      September
  30, 1997       31, 1996         30, 1997         30, 1996       30, 1997        31, 1996          30, 1997       30, 1996
------------------------------------------------------------------------------------------------------------------------------------







  69,116          106,358        1,013,955          906,804          7,816         27,357          622,149        1,202,556

  46,979            8,436           33,678           14,267          2,371          2,058           74,052           58,607
 (48,223)         (32,438)        (633,971)        (156,140)       (51,517)       (30,937)        (490,365)        (375,267)
      --               --               --               --         48,461             --               --               --
------------------------------------------------------------------------------------------------------------------------------------



  67,872           82,356          413,662          764,931          7,131         (1,522)         205,836          885,896
====================================================================================================================================





 910,258        1,904,118           73,254          148,617         96,638        231,317           15,044          137,322


 248,003           21,842            5,385            2,264         25,858         28,018            6,199            4,042
(830,850)        (455,044)         (23,418)         (14,530)      (162,031)      (133,485)         (48,093)         (18,027)

      --               --               --               --        107,527             --               --               --
------------------------------------------------------------------------------------------------------------------------------------



 327,411        1,470,916           55,221          136,351         67,992        125,850          (26,850)         123,337
====================================================================================================================================






      --               --          542,727          443,753            137             --          915,906          843,984
      --               --           48,606           29,341             --             --          130,841          101,965
      --               --         (209,785)        (139,805)          (170)            --         (539,791)        (338,433)
      --               --               --               --        664,095             --               --               --
------------------------------------------------------------------------------------------------------------------------------------



      --               --          381,548          333,289        664,062             --          506,956          607,516
====================================================================================================================================




      --               --          660,856        1,328,680             --             --          787,978        1,711,763

      --               --           74,407           25,058             --             --           88,445           84,091
      --               --         (934,956)        (593,811)            --             --       (1,163,393)        (719,913)


      --               --               --               --        265,902             --               --               --
------------------------------------------------------------------------------------------------------------------------------------



      --               --         (199,693)         759,927        265,902             --         (286,970)       1,075,941
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
               GE                                 GE                                     GE
            GOVERNMENT                         SHORT-TERM                               MONEY
            SECURITIES                         GOVERNMENT                              MARKET
              FUND**                              FUND                                 FUND***
------------------------------------------------------------------------------------------------------------------------------------

 Period Ended       Year Ended        Year Ended       Year Ended           Year Ended         Year Ended
  September          October           September       September            September           September
  30, 1997           31, 1996          30, 1997         30, 1996             30, 1997            30, 1996
------------------------------------------------------------------------------------------------------------------------------------

    759,978         1,317,620            83,835            61,992                 --                 --

    112,984           106,174             2,714             1,258                 --                 --

 (1,487,386)       (1,082,308)          (13,950)          (58,394)                --                 --

         --                --           514,537                --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------

   (614,424)          341,486           587,136             4,856                 --                 --
====================================================================================================================================


    226,547         1,073,669            87,200             7,523                 --                 --

  2,209,474         3,657,994               208               396                 --                 --

(29,214,346)      (44,378,475)          (94,431)           (2,586)                --                 --

         --                --            81,740                --                 --                 --

------------------------------------------------------------------------------------------------------------------------------------
(26,778,325)      (39,646,812)           74,717             5,333                 --                 --
====================================================================================================================================


         --                --           206,389           146,513        234,308,541        177,814,977

         --                --            21,072            14,742          4,838,098          3,800,372

         --                --           (88,632)          (56,042)      (210,956,472)      (167,432,164)

------------------------------------------------------------------------------------------------------------------------------------
         --                --           138,829           105,213         28,190,167         14,183,185
====================================================================================================================================


         --                --           412,203           142,334                 --                 --

         --                --            38,673            39,635                 --                 --

         --                --          (460,152)         (197,251)                --                 --

         --                --                --                --                 --                 --

         --                --                --                --                 --                 --

------------------------------------------------------------------------------------------------------------------------------------
         --                --            (9,276)          (15,282)                --                 --
====================================================================================================================================



*    For the period December 31, 1996 (inception) through September 30, 1997.

** For the period November 1, 1996 thru September 30, 1997. Data is representative of the applicable Investors Trust Fund. See Note 9 of the Notes to Financial Statements for further information.

*** GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements

                                     78 & 79

                             NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997


1. Organization of the Funds

GE Funds (the "Trust") is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of thirteen investment portfolios (the "Funds") only twelve of which are currently being offered, as follows: GE International Equity Fund, GE Global Equity Fund, GE Premier Growth Equity Fund, GE U.S. Equity Fund, GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Strategic Investment Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares. However, as of September 30, 1997, only two classes were being offered for GE Mid-Cap Growth Fund, GE Value Equity Fund and GE Government Securities Fund.

The commencement dates of the Funds were as follows: Classes A and B of GE Mid-Cap Growth Fund, GE Value Equity Fund and GE Tax-Exempt Fund - September 8, 1993; Class A and B of GE Tax-Exempt Fund - September 8, 1993 and Class C and D
- September 26, 1997; Class A of GE Government Securities Fund - September 8, 1993; Class B of GE Government Securities Fund - April 22, 1987; Classes A, B, C, and D of GE Premier Growth Equity Fund - December 31, 1996; Classes A, B, C, and D of GE International Equity Fund and GE Short-Term Government Fund - March 2, 1994; Class A, all other funds - January 1, 1994; Class B, all other funds - December 22, 1993; Class D, all other funds - November 29, 1993; Class C, all other funds, including the single class of the GE Money Market Fund - February 22, 1993.

MAXIMUM SALES LOAD IMPOSED ON PURCHASES OF CLASS A SHARES (AS A PERCENTAGE OF OFFERING PRICE):

5.75%                    4.25%                    2.50%
-------------------------------------------------------------------------------

GE International         GE Tax-                  GE Short-Term
   Equity Fund             Exempt Fund               Government
                                                     Fund
GE Global Equity Fund    GE Fixed
                           Income Fund
GE Premier Growth        GE Government
    Equity Fund            Securities Fund
GE U.S. Equity Fund
GE Mid-Cap Growth Fund
GE Value Equity Fund
GE Strategic Investment Fund

MAXIMUM CONTINGENT DEFERRED SALES LOAD (AS A PERCENTAGE OF REDEMPTION PROCEEDS):

               1.00%           3.00%                   4.00%
--------------------------------------------------------------------------------

Class A*       All funds           --                  --
Class B        --              GE Tax-Exempt           GE International
                                 Fund                    Equity Fund
                               GE Fixed                GE Global
                                 Income Fund             Equity Fund
                               GE Government           GE Premier Growth
                                 Securities Fund         Equity Fund
                               GE Short-Term           GE U.S. Equity Fund
                                 Government Fund       GE Mid-Cap
                                                         Growth Fund
                                                       GE Value Equity Fund
                                                       GE Strategic
                                                         Investment Fund

Except as described in the next paragraph, the maximum contingent deferred sales load for Class B redemptions for all Funds, after the first year, is as follows:
3.00% within the second year, 2.00% within the third year, 1.00% within the fourth year, and 0.00% thereafter.

The maximum contingent deferred sales load for Class B redemptions from shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with the Trust is as follows: 5.00% within the first year, 4.00% within the second year, 3.00% within the third year, 2.00% within the fourth year, 1.00% within the fifth year, and 0.00% thereafter.

No sales charges, redemption fees or exchange fees are assessed by the Trust with respect to Class C and Class D shares and shares of GE Money Market Fund.

* Imposed only for shares redeemed within one year of purchase that were subject to no front-end sales load upon purchase by virtue of being part of a purchase of $1 million or more.

                             NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997

2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Trust:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.


SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the bid and ask of the secondary market. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

GE Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

The Funds will accrue distribution fees, blue sky fees and transfer agent fees to the respective class. Each Fund's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.


FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities as a result of changes in exchange rates.


INCOME TAXES

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, tax-exempt income, and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 1997, the following Funds have capital loss carryovers as indicated below. The capital loss carryovers of the GE Tax-Exempt Fund and GE Short-Term Government Fund include capital loss carryovers of $218,824 and $173,893, respectively, acquired as a result of the reorganization with the Investors Trust Tax Free Fund and Investors Trust Adjustable Rate Fund, respectively (see Note 9). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future

                             NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997

capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                              AMOUNT            EXPIRES
--------------------------------------------------------------------------------

GE Tax-Exempt Fund        $      176,173             2002
                                  68,177             2003
                                 498,256             2004
GE Fixed Income Fund           2,559,595             2003
                                  38,636             2004
                                 445,270             2005
GE Government
  Securities Fund             87,336,523             2002
                             107,525,597             2003
                               1,748,819             2004
GE Short-Term
  Government Fund                 44,539             2001
                                 114,498             2002
                                  14,856             2003

GE Money Market Fund               3,370             2003
                                   5,688             2005

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds incurred and elected to defer losses as follows:

GE U.S. Equity Fund             $   6,183
GE Global Equity Fund             100,869
GE International Equity Fund      198,835
GE Strategic Investment Fund       30,711
GE Money Market Fund                  275

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. On tax-exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax-exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.

EXPENSES

Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, investment adviser to the Funds, and reimbursed by the Funds up to the voluntary expense limitations.

DISTRIBUTIONS TO SHAREHOLDERS

GE Tax-Exempt Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

GE Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income. Consequently, the amount of each daily distribution may differ from actual net investment income.

DEFERRED ORGANIZATIONAL COSTS

Organizational expenses applicable to the Funds have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.

WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed

                             NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997


at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the fund to subsequently invest at less advantageous yields. In connection with such purchases, the fund is required to hold liquid assets as collateral with the funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.


FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the fund as an unrealized gain or loss. When the Forward is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.


REPURCHASE AGREEMENTS

The funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.


FUTURES AND OPTIONS

The Funds, other than GE Money Market Fund, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The funds may invest in futures contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the futures contract is closed. The fund will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.


SECURITY LENDING

The Funds may loan securities to well known and recognized U.S. and foreign brokers and banks and receive a lenders fee. These fees are included in interest income. The loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The collateral will be segregated and maintained at all times with the custodian and must be equal to the current value of the securities loaned. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.

                             NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.


3. Fees and Compensation Paid to Affiliates


ADVISORY AND ADMINISTRATION FEES

Compensation of GEIM, the fund's investment adviser and administrator, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. Such advisory and administration fees are based on the annual rates listed in the table below. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each fund as indicated in the following table:

                                Annualized based on average daily net assets

                                    ADVISORY AND        LIMITATION OF OTHER
                                 ADMINISTRATION FEES    OPERATING EXPENSES
--------------------------------------------------------------------------------
GE International Equity Fund                .80%             .30%
GE Global Equity Fund                       .75%             .35%
GE Premier Growth Equity Fund               .60%             .30%
GE U.S Equity Fund                          .40%             .20%*
GE Mid-Cap Growth Fund                      .60%*            .30%*
GE Value Equity Fund                        .55%*            .30%*
GE Strategic Investment Fund                .35%             .30%
GE Tax-Exempt Fund                          .35%*            .25%*
GE Fixed Income Fund                        .35%             .20%
GE Government Securities Fund               .40%*            .20%*
GE Short-Term Government Fund               .30%             .15%
GE Money Market Fund                        .25%             .25%

* The Advisory and Administration Fees and/or Limitation of Other Operating Expenses set forth above became effective for the funds indicated by an asterisk on September 26, 1997. The rates for Advisory and Administration Fees in effect during the fiscal year end September 30, 1997 were, for most of these Funds, higher than the rate indicated in the above table. The rates for Limitation of Other Operating Expenses in effect during the fiscal year end September 30, 1997, were for most of these funds, lower than the rates indicated in the above table.


DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each fund except the GE Money Market Fund. Each fund pays GE Investment Services Inc. ("GEIS"), a wholly-owned subsidiary of GEIM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are
 .50% for Class A shares; 1.00% for Class B shares (except GE Short-Term Government Fund which is .85%); and .25% for Class C shares. Currently Class D is not subject to a 12b-1 fee plan.

GEIS has agreed that the 1.00% fee on average daily net assets of Class B shares will only be assessed on any shareholder's shares for a limited period of time until converted to Class A shares. Once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will be subject only to the .50% distribution and/or shareholder services fees attributable to Class A shares.

OTHER

The Funds pay no compensation to their Trustees who are employees of GEIM. Trustees who are not GEIM employees receive an annual fee of $10,000 and an additional fee of $500 for each Trustees' meeting attended.

For the period ended September 30, 1997, GEIS acting as underwriter received net commissions of $12,316 from the sale of Class A shares and $67,494 in contingent deferred sales charges from redemptions of Class A and Class B shares.

GNA Corporation, a wholly-owned subsidiary of General Electric Company, acted as Blue Sky administrator for the GE Funds. Fees paid to GNA of approximately $35,500 are included in Blue Sky fees in the Statements of Operations.

4.  Sub-advisory Fees

Effective September 26, 1997, Brown Brothers Harriman & Co. ("Brown Brothers") is the investment sub-adviser to the GE Tax-Exempt Fund pursuant to an investment sub-advisory agreement with GEIM. Brown Brothers is responsible for the day-to-day portfolio management of the Tax-Exempt Fund's assets, including the responsibility for mak-

                             NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997


ing decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board. For its services GEIM pays Brown Brothers monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is a percentage of the average daily net assets of the Fund at the following annual rate:

 .20% of the first $25 million; .175% of the next $25 million; .15% of the next $50 million; and .125% of amounts in excess of $100 million.


5. Aggregate Unrealized Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each fund at September 30, 1997, were as follows:

                                                                     NET
                                GROSS             GROSS            UNREALIZED
                             UNREALIZED        UNREALIZED         APPRECIATION
                            APPRECIATION       DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------
GE International
  Equity Fund              $ 21,851,326      $  3,655,194      $ 18,196,132
GE Global Equity Fund        11,228,203         2,433,589         8,794,614
GE Premier Growth
  Equity Fund                 2,327,395           185,347         2,142,048
GE U.S. Equity Fund         105,660,627           400,456       105,260,171
GE Mid-Cap Growth Fund        1,551,398           285,684         1,265,714
GE Value Equity Fund          3,588,247           189,345         3,398,902
GE Strategic
  Investment Fund            26,801,785         1,001,327        25,800,458
GE Tax-Exempt Fund            1,367,439            13,191         1,354,248
GE Fixed Income Fund          1,031,639            57,459           974,180
GE Government
  Securities Fund            13,273,539         5,449,909         7,823,630
GE Short-Term
  Government Fund               190,273            18,732           171,541

The aggregate cost of each fund's investments was substantially the same for book and federal income tax purposes at September 30, 1997.


6. Options

During the period ended September 30, 1997, the following option contracts were written:

                           GE U.S. EQUITY FUND     GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------
                          NUMBER                     NUMBER
                       OF CONTRACTS   PREMIUM     OF CONTRACTS    PREMIUM
--------------------------------------------------------------------------------
Balance as of
  September
  30, 1996                    0       $     0             0       $     0
Written                      16         2,383         1,318         5,452
Closed and Expired           (8)       (1,401)         (915)       (3,635)
Exercised                    (8)         (982)           (0)           (0)
--------------------------------------------------------------------------------
Balance as of
  September
  30, 1997                    0       $     0           403       $ 1,817
================================================================================


                      GE FIXED INCOME FUND         GE GOVT SECURITIES FUND
--------------------------------------------------------------------------------
                     NUMBER                         NUMBER
                 OF CONTRACTS       PREMIUM     OF CONTRACTS      PREMIUM
--------------------------------------------------------------------------------
Balance as of
  September
  30, 1996                 0       $       0         186         $ 210,994
Written                5,446          12,385           0                 0
Closed and
  Expired             (4,230)         (7,118)       (186)         (210,994)
Exercised                 (0)             (0)         (0)               (0)
--------------------------------------------------------------------------------
Balance as of
  September
  30, 1997             1,216       $   5,267           0         $       0
================================================================================

                             NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997

7. Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short term securities and options, for the period ended September 30, 1997, were as follows:

                                  PURCHASES                 SALES
--------------------------------------------------------------------------------
GE International
Equity Fund                    $ 48,852,545            $ 41,689,954
GE Global Equity Fund            42,857,680              34,171,530
GE Premier Growth
  Equity Fund                    13,282,137               1,623,981
GE U.S. Equity Fund             166,200,583             109,286,381
GE Mid-Cap Growth Fund           51,493,223              56,348,191
GE Value Equity Fund             62,798,907              62,744,888
GE Strategic Investment Fund     38,011,642              31,491,724
GE Tax-Exempt Fund                3,108,737               4,277,602
GE Fixed Income Fund             30,635,414              31,580,833
GE Government
  Securities Fund                35,100,524              52,259,378
GE Short-Term
  Government Fund                 5,448,269               4,625,405

The cost of purchases and the proceeds from sales of long term U.S. Government securities for the period ended September 30, 1997, were as follows:

                                   PURCHASES                 SALES
--------------------------------------------------------------------------------
GE U.S. Equity Fund             $  2,559,725            $    418,686
GE Value Equity Fund                 797,341                       0
GE Strategic
  Investment Fund                 75,157,908              69,095,146
GE Fixed Income Fund             136,084,296             129,889,455
GE Government
  Securities Fund                688,917,914             957,102,817
GE Short-Term
  Government Fund                 31,186,494              28,942,277


8. Beneficial Interest

The schedule below shows the number of shareholders each owning 5% or more of a fund and the total percentage of the fund held by such shareholders.

                                        5% OR GREATER SHAREHOLDERS
--------------------------------------------------------------------------------

                                       NUMBER      % OF FUND HELD
--------------------------------------------------------------------------------

GE International Equity Fund              4            77%
GE Global Equity Fund                     3            35%
GE Premier Growth Equity Fund             2            47%
GE U.S. Equity Fund                       4            26%
GE Mid-Cap Growth Fund                    1            14%
GE Value Equity Fund                      1             8%
GE Strategic Investment Fund              5            38%
GE Tax-Exempt Fund                        2            48%
GE Fixed Income Fund                      3            21%
GE Short-Term Government Fund             3            63%
GE Money Market Fund                      1             7%

At September 30, 1997, General Electric Company and Employers Reinsurance Corporation, an indirect wholly-owned subsidiary of General Electric Company, owned 8% and 40%, respectively, of the shares outstanding of the GE Tax-Exempt Fund; GE Capital Assurance Company, an indirect wholly-owned subsidiary of General Electric Company, owned 39% and 23%, respectively, of the shares outstanding of the GE Premier Growth Equity and GE Short-Term Government Funds; GNA Corporation, a direct subsidiary of General Electric Capital Corporation, owned 14%, 8% and 28%, respectively, of the shares outstanding of the GE Mid-Cap Growth, GE Value Equity and GE Short-Term Government Funds.

                             NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997

9.  Transfer of Net Assets

At a meeting held on September 15, 1997 the shareholders of the five Investors Trust Funds approved an Agreement and Plan of Reorganization (the "Agreement") relating to the proposed combination of each series of Investors Trust with a corresponding series of GE Funds. On September 26, 1997, the date of the consumation of the reorganization, certain GE Funds acquired all or substantially all of the assets of the Investors Trust Funds as is described below. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code.

The Investors Trust Adjustable Rate Fund and Tax Free Fund combined with the GEShort-Term Government Fund and GE Tax-Exempt Fund, respectively, each of which were previously existing series of GE Funds. The remaining three Investors Trust Funds combined with newly created series of GE Funds.

Information related to the contribution of assets by the Investors Trust Funds to newly-established GE Funds is as follows:

                                                                  TOTAL NET
INVESTORS                                        GE FUND            ASSETS
TRUST FUND                RECEIVING           SHARES ISSUED       AT TRANSFER
TRANSFERRING ASSETS       ASSETS            CLASS A   CLASS B       DATEE
--------------------------------------------------------------------------------

Government Fund    Government
                    Securities Fund       2,818,868   61,593,157   $55,214,191
Value Fund         Value Equity Fund        607,138    3,456,729    54,734,861
Growth Fund        Mid-Cap
                    Growth Fund             617,862    1,898,516    43,368,082

The financial statements of IT Government Fund, IT Tax Free Fund, IT Value Fund and IT Growth Fund survived the reorganization; therefore, the financial statements of GE Government Securities Fund, GE Tax-Exempt Fund, GE Value Equity Fund and GE Mid-Cap Growth Fund reflect the financial statements of IT Government Fund, IT Tax Free Fund, IT Value Fund and IT Growth Fund, respectively. Additionally, the fiscal year-end of the Investors Trust Funds was changed to coincide with that of GE Funds.

Investors Trust Adjustable Rate Fund shareholders contributed net assets having an aggregate value of $7,069,264 (including $170,708 of unrealized appreciation) in ex-change for 514,537 Class A shares and 81,740 Class B shares of the GE Short-Term Government Fund. The combined fund has adopted the fiscal year-end of the GE Short-Term Government Fund. Upon completion of the merger the combined net assets in the GE Short-Term Government Fund were $21,344,143.

Immediately preceding the merger of the Investors Trust Tax Free Fund into the GE Tax-Exempt Fund, GETax Exempt Fund completed a reverse split of its shares in the ratio of one new Class A share for each 1.04011 existing Class A share and one new Class B share for each 1.04078 existing Class B share. As a result, the GE Tax-Exempt Fund's net asset value per share was $11.62 per share for both Class A and Class B shares on September 26, 1997, which coincided with the net asset value per share of each Class A and Class B share of the Investors Trust Tax Free Fund. Investors Trust Tax Free Fund shareholders contributed net assets having an aggregate value of $24,848,756 (including $810,254 of unrealized appreciation) in exchange for 1,374,277 Class A shares and 764,327 Class B shares (post-split) of the GE Tax-Exempt Fund. Immediately prior to the merger, GE Tax-Exempt Fund, had net assets of $13,051,759 (including unrealized appreciation of $511,156). Upon completion of the merger, the combined net assets of the GE Tax-Exempt Fund were $37,900,515.

                                               REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF GE FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of GE International Equity Fund, GE Global Equity Fund, GE Premier Growth Equity Fund, GE U.S. Equity Fund, GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Strategic Investment Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Money Market Fund, each a series of GE Funds (the "Trust"), at September 30, 1997, and the results of their operations for the period ended September 30, 1997, the changes in their net assets for the periods ended September 30, 1997 and 1996 for the GE International Equity Fund, GE Global Equity Fund, GE U.S. Equity Fund, GE Strategic Investment Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Money Market Fund and the for the period ended September 30, 1997 for the GE Premier Growth Equity Fund, GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund and the financial highlights for the period from January 5, 1993 (inception date) to September 30, 1997 for the GE Global Equity Fund, GE U.S. Equity Fund, GE Strategic Investment Fund, GE Fixed Income Fund and GE Money Market Fund; for the period from March 2, 1994 (inception date) to September 30, 1997 for the GE International Equity Fund and GE Short-Term Government Fund; for the period from November 1, 1996 to September 30, 1997 for the GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund; and for the period from December 31, 1996 (inception date) to September 30, 1997 for the GE Premier Equity Growth Fund, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the GE Mid-Cap Growth (formerly Investors Trust Growth Fund), GE Value Equity Fund (formerly Investors Trust Value Fund), GE Tax-Exempt Fund (formerly Investors Trust Tax Free Fund) and GE Government Securities Fund (formerly Investors Trust Government Fund) for the periods ended October 31, 1996, October 31, 1995, October 31, 1994 and October 31, 1993 were audited by other independent accountants whose reports expressed an unqualified opinion on those statements.


PRICE WATERHOUSE LLP
Boston, Massachusetts
November 14, 1997
                                       88

                                                      TAX INFORMATION, UNAUDITED

Of the dividends paid from net investment income by the GE Tax-Exempt Fund and Investors Trust Tax Free Fund for their respective tax periods ended September 30, 1997 and September 26, 1997, the following percentages represent exempt interest dividends for Federal income tax purposes:

  GE Tax-Exempt Fund               95.54%

  Investors Trust Tax Free Fund    99.06%

For the fiscal year ended September 30, 1997, 94.6% of the applicable dividends distributed by the GE Value Equity Fund, qualify for the dividends-received deduction for corporate shareholders.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

                                                        GE FUNDS INVESTMENT TEAM

 Portfolio Managers
 GE INTERNATIONAL EQUITY FUND
 Team led by
 Ralph R. Layman

 GE GLOBAL EQUITY FUND
 Ralph R. Layman
 Michael J. Solecki

 GE PREMIER GROWTH EQUITY FUND
 David B. Carlson

 GE MID-CAP GROWTH FUND
 Elaine G. Harris

 GE VALUE EQUITY FUND
 Peter J. Hathaway

 GE U.S. EQUITY FUND
 Team led by
 Eugene K. Bolton

 GE STRATEGIC INVESTMENT FUND
 David B. Carlson
 Ralph R. Layman
 Robert A. MacDougall

 GE TAX-EXEMPT FUND
 Barbara A. Brinkley-
   Brown Brothers Harriman & Co.

 GE FIXED INCOME FUND
 GE SHORT-TERM GOVERNMENT FUND
 GE MONEY MARKET FUND
 Team led by
 Robert A. MacDougall


 Investment Adviser
 and Administrator
 GE Investment Management Incorporated

 Trustees
 Michael J. Cosgrove
 John R. Costantino
 Alan M. Lewis
 William J. Lucas
 Robert P. Quinn

 Secretary
 Matthew J. Simpson

 Treasurer
 Jeffrey A. Groh

 Assistant Treasurer
 Robert J. Zalucki

 Distributor
 GE Investment Services Inc.
 Member NASD and SIPC

 Counsel
 Willkie Farr & Gallagher

 Custodian
 State Street Bank & Trust Company

 Independent Accountants
 Price Waterhouse LLP

 Officers of the Investment Adviser

 John H. Myers, Chairman of the Board and President
 Eugene K. Bolton, EVP, Domestic Equities
 Michael J. Cosgrove, EVP, Mutual Funds
 Ralph R. Layman, EVP, International Equities
 Alan M. Lewis, EVP, General Counsel and Secretary
 Robert A. MacDougall, EVP, Fixed Income
 Geoffrey R. Norman, EVP, Institutional Marketing
 Thomas J. Szkutak, EVP, Chief Financial Officer
 Don W. Torey, EVP, Alternative Investments and Real Estate

                          SHAREHOLDER INQUIRIES


The quality assurance initiative at GE Investments is now evident in two important changes in Shareholder Services. The transition to our new servicing agent, National Financial Data Services (NFDS), took effect on September 1st. And the new voice response system, GE Select, activated on September 1 is already showing increased investor usage in its first month.

NFDS has experienced professionals dedicated to GE Funds business and its account administration. The change to NFDS went quite smoothly with no disruption of service to our investors. NFDS has been thoroughly trained in GE's quality assurance procedures with an emphasis on timeliness and accuracy. Customer Representatives in Stamford who are similarly trained, will, on occasion, work very closely with NFDS to resolve those account issues which cannot be remedied with a simple telephone call.

GE Select represents state-of-the-art technology in voice response systems. Investors now have access to account information, Market Outlooks, Fund total returns, prices, and more, 24 hours a day, 7 days a week. During the Inquiry Center's business hours in Stamford, investors may now press "O" at any time during the menu to speak with a Customer Representative, if assistance is desired.



CLASS A, B AND C INVESTORS: For questions regarding the Funds or your account, call your Investment Representative or the GE Funds Inquiry Center at 1-800-242-0134.


Address inquiries regarding the Funds to:       GE Investments
                                                3003 Summer Street
                                                P.O. Box 7900
                                                Stamford, CT 06904-7900

Address requests regarding your account(s) to:  GE Funds
                                                P.O. Box 419631
                                                Kansas City, MO 64141-6631

Overnight express mail Address:                 GE Investments
                                                c/o NFDS
                                                1004 Baltimore Avenue
                                                Kansas City, MO 64105

CLASS D INVESTORS: Contact your designated GE Investments account representative

401(K) PLAN INVESTORCall your company's designated plan number.


--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

GE Funds                                                  --------------------
3003 Summer Street                                              Bulk Rate
Stamford, CT 06904-7900                                       U.S. Postage
                                                                  PAID
                                                               Canton, MA
                                                             Permit No. 313
                                                          --------------------






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